As filed with the Securities and Exchange Commission on November 8, 2004

                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM N-CSR

                         CERTIFIED SHAREHOLDER REPORT OF
                   REGISTERED MANAGEMENT INVESTMENT COMPANIES

                  Investment Company Act file Number: 811-0582

                          NEUBERGER BERMAN EQUITY FUNDS
                          -----------------------------
             (Exact Name of the Registrant as Specified in Charter)
                           605 Third Avenue, 2nd Floor
                          New York, New York 10158-0180
               (Address of Principal Executive Offices - Zip Code)

       Registrant's telephone number, including area code: (212) 476-8800

                    Peter E. Sundman, Chief Executive Officer
                          Neuberger Berman Equity Funds
                           605 Third Avenue, 2nd Floor
                          New York, New York 10158-0180

                              Arthur Delibert, Esq.
                           Kirkpatrick & Lockhart LLP
                         1800 Massachusetts Avenue, N.W.
                           Washington, D.C. 20036-1221
                   (Names and Addresses of agents for service)


Date of fiscal year end: August 31, 2004

Date of reporting period: August 31, 2004

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 ("Act") (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget ("OMB") control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. ss. 3507.

ITEM 1. REPORTS TO SHAREHOLDERS.


Annual Report
August 31, 2004

[LOGO] NEUBERGER BERMAN
A Lehman Brothers Company

    Neuberger Berman
    Equity Funds
--------------------------------------------------------------------------------

INVESTOR CLASS SHARES

TRUST CLASS SHARES

ADVISOR CLASS SHARES

INSTITUTIONAL CLASS SHARES

Century Fund

Fasciano Fund

Focus Fund

Genesis Fund

Guardian Fund

International Fund

Manhattan Fund

Millennium Fund

Partners Fund

Real Estate Fund

Regency Fund

Socially Responsive Fund

Contents


The Funds

Chairman's Letter                                                  2

Portfolio Commentary/ Growth of a Dollar Charts
Century Fund                                                       4
Fasciano Fund                                                      6
Focus Fund                                                         8
Genesis Fund                                                      10
Guardian Fund                                                     12
International Fund                                                14
Manhattan Fund                                                    16
Millennium Fund                                                   18
Partners Fund                                                     20
Real Estate Fund                                                  22
Regency Fund                                                      24
Socially Responsive Fund                                          26
Fund Expense Information                                          30

Schedule of Investments/ Top Ten Equity Holdings
Century Fund                                                      33
Fasciano Fund                                                     35
Focus Fund                                                        37
Genesis Fund                                                      38
Guardian Fund                                                     41
International Fund                                                43
Manhattan Fund                                                    46
Millennium Fund                                                   48
Partners Fund                                                     50
Real Estate Fund                                                  52
Regency Fund                                                      53
Socially Responsive Fund                                          55

Financial Statements                                               58

Financial Highlights (All Classes) Per Share Data
Century Fund                                                       89
Fasciano Fund                                                      90
Focus Fund                                                         91
Genesis Fund                                                       93
Guardian Fund                                                      95
International Fund                                                 97
Manhattan Fund                                                     98
Millennium Fund                                                   100
Partners Fund                                                     102
Real Estate Fund                                                  104
Regency Fund                                                      105
Socially Responsive Fund                                          106

Reports of Independent Registered Public Accounting Firms         109
Directory                                                         111
Trustees and Officers                                             112
Proxy Voting Policies and Procedures                              119


"Neuberger Berman" and the Neuberger Berman logo are service marks of Neuberger Berman, LLC. "Neuberger Berman Management Inc." and the individual fund names in this shareholder report are either service marks or registered service marks of Neuberger Berman Management Inc. (C)2004 Neuberger Berman Management Inc. All rights reserved.

Chairman's Letter

[PHOTO]

Peter Sundman

Dear Fellow Shareholder,

There are almost as many investment strategies as there are investors. One popular strategy is to construct portfolios based primarily on what the portfolio manager believes will be prevailing economic trends. The goal is to be in the right place at the right time. This "top down" strategy can be very rewarding. In fact, in any given year, top-down managers who have made big bets on certain sectors often appear at the top of the mutual fund performance charts.

Of course, like any investment strategy, there are risks involved as well. Economic forecasting can be a slippery slope and being in the wrong place at the wrong time can severely damage portfolios. That's why most managers who appear at the top of performance charts rarely do so for prolonged periods.

We saw this happen in fiscal 2004. At the beginning of this reporting period (September 1, 2003), the economy was barreling ahead and speculative, cyclical stocks were leading the charge in the stock market. Fund managers who prefer to invest in companies with solid business fundamentals lagged in performance. Then oil prices spiked to record levels. A contentious, "too close to call" Presidential race created uncertainty. Investors' appetite for risk diminished and beginning in late January 2004, the speculative stocks that had been leading the market started to nosedive. Only the most nimble top-down portfolio managers avoided serious damage.

All of Neuberger Berman's mutual fund managers are "bottom up" investors, focused primarily on the fundamentals of individual stocks and valuations. As you will see from reading the fund letters in this annual report, our portfolio managers have opinions on the outlook for the economy. However, every one of them recognizes that constructing portfolios primarily on the basis of these opinions presents a form of risk with which they are not comfortable.

Their goal is to identify the best companies trading at the most compelling valuations. They may have a slight bias for sectors in which they believe economic trends will have a favorable impact on fundamentals. However, they hedge risk by sticking with the highest quality names

                                               NEUBERGER BERMAN AUGUST 31, 2004

in those sectors and by diversifying their portfolios through substantial commitments to sectors they believe are likely to take up any performance slack if the economy throws them a curve. We believe our bottom up approach, grounded in quality and valuation, is well suited to deliver superior long-term risk adjusted returns.

With the U.S. stock market outperforming international equity indices over the last decade, some high profile market observers have questioned the benefits of investing overseas. Their thesis is that the U.S. stock market is the dog that wags the international markets' tail. While international stocks entail additional risks that domestic stocks do not, we continue to believe in the long-term benefits of diversification with international investments. In fiscal 2004, the MSCI EAFE Index, the leading large-cap international equity benchmark, delivered twice the performance of the S&P 500. We are delighted to report that the Neuberger Berman International Fund did even better, significantly outperforming its MSCI EAFE benchmark and more than tripling the S&P 500's return. Our congratulations to Portfolio Manager Benjamin Segal and his staff for a truly outstanding year.

As I write, we have just passed the third anniversary of the September 11, 2001 terrorist attacks on America. It is a sad occasion, but I can't help thinking of what America has accomplished in the three years since those tragic events. An economy that was shaken to its very foundation has recovered and once again is helping drive global economic growth. While terrorism remains a threat here and overseas, we have made America safer and we and our allies are aggressively pursuing terrorists around the globe. Importantly, in the process, we have not sacrificed our democratic principles.

This election year has spawned spirited debate on American fiscal, trade, and foreign policies. Heated political rhetoric has made America appear to be a nation divided. Actually, America has been a nation divided in the 54 presidential election years preceding this one. That is what democracy is all about. Yet, over the 228-year history of this great nation, every administration has honored the free market principles that have made America the strongest nation on earth. Investors should recognize that America's unique brand of entrepreneurial capitalism will triumph regardless of who carries the day this November.

Sincerely,

/s/ P. Sundman
                                 PETER SUNDMAN
                             CHAIRMAN OF THE BOARD
                         NEUBERGER BERMAN EQUITY FUNDS

Century Fund Portfolio Commentary

The stock market posted gains in the fiscal year ending August 31, 2004, with most appreciation coming in the first half of the reporting period. The Neuberger Berman Century Fund finished behind its benchmark, the Russell 1000 Growth Index.

The equity markets passed through two distinct phases during fiscal 2004. In the first phase, lasting from September to mid-February, stocks enjoyed strong returns due to healthy earnings growth and low interest rates. From February to August, equities suffered an extended decline. Investors began to focus on stock fundamentals (less of a factor for most of 2003 and into 2004), while a number of broad issues weighed heavily on the markets: Profit growth rates slowed, and the Federal Reserve began to raise interest rates to ward off inflation. Price/earnings ratios declined overall, as many companies' decent earnings received little reward in the markets.

Mid-cap stocks generated the best returns of the fiscal year, gaining 15.29%, compared with large-cap stocks' 11.33% and small-caps' 11.35%, based on Russell index results. Across the board -- and in contrast to the previous year -- value outpaced growth. Among large-caps, the Russell 1000 Growth Index gained 5.36% for the year, compared with the Russell 1000 Value's return of 17.52%. The poor performance of Information Technology stocks -- the largest group in the growth index -- was largely responsible for this performance gap, as investors took profits after a previous period of healthy returns. Every other sector had positive returns, led by Utilities, followed by Telecom Services and Energy.

The Fund's underperformance in fiscal 2004 was largely a result of market trends in the first half of the period, when lower quality companies dominated the market. Both our sector and stock selection hampered returns. However, we continue to improve our performance relative to our benchmark and peers.

On a positive note, stock selection within Industrials was the largest contributor to performance relative to the index, with Fastenal Company providing strong results. Our Energy holdings also added to relative performance, with Burlington Resources serving as performance leader in this area. In addition, our overweight in Energy helped returns, as this group responded positively to higher oil and natural gas prices early in the year. Our overweight in the robust Telecom Services during the first half of the fiscal year also added to relative performance.

On the down side, stock selection within Health Care and Financials detracted from Fund performance relative to the index. Within Health Care, Amgen Inc. was a notably weak stock. In Information Technology, our emphasis on the semiconductor and capital equipment groups hurt results.

We expect the market to generate stronger results in the months and quarters ahead after having traded lower for the past few months. Boosting stock returns, in our opinion, will be steady, albeit slower, economic and earnings growth and a slower pace of interest rate increases than expected by the market, as well as better stock valuations. We expect the mid-cap area of the market to continue to perform well, although investors may focus more on larger-cap stocks, as quality and lower volatility names become an area of emphasis. We are positioning the portfolio in stocks where we see financial strength and attractive relative value. We

Investing in the stocks of even the largest companies involves all the risks of stock market investing, including the risk that they may lose value due to overall market or economic conditions.
The composition, industries and holdings of the Fund are subject to change. Century Fund is invested in a wide array of stocks and no single holding makes up more than a small fraction of the Fund's total assets.
Please see Endnotes and Glossary of Indices for additional information.

                                               NEUBERGER BERMAN AUGUST 31, 2004

believe more cyclical areas, excluding Information Technology, should benefit from pricing flexibility and economic growth. Consequently, we are now overweight in Industrials and Energy, but underweight in Information Technology and Financials.

Sincerely,

/s/ Jon D. Bronson
                                JON D. BRORSON
                                  TEAM LEADER
/s/ John J. Zielinski
                               JOHN J. ZIELINSKI
                     PORTFOLIO CO-MANAGER LARGE-CAP GROWTH
/s/ Kenneth J. Turek
                               KENNETH J. TUREK
                     PORTFOLIO CO-MANAGER LARGE-CAP GROWTH

--------------------------------------------------------------------------------


Average Annual Total Return/1/

               Investor Class/3b/ Russell 1000(R) Growth/2/ S&P 500/2/

1 Year                     2.21%                     5.36%     11.45%
Life of Fund            (11.71%)                  (10.53%)    (3.92%)
----------------------------------------------------------------------
Inception Date        12/06/1999


Performance data quoted represent past performance, which is no guarantee of future results. The investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed may be worth more or less than their original cost. Results are shown on a "total return" basis and include reinvestment of all dividends and capital gain distributions.

Current performance may be lower or higher than the performance data quoted. For performance data current to the most recent month end, please visit www.nb.com/performance.

Comparison of a $10,000 Investment

                                    [CHART]

                                                                Value as of
                                                                 8/31/04

Investor Class                                                   $5,540
Russell 1000 Growth                                              $5,900
S&P 500                                                          $8,274

This chart shows the value of a hypothetical $10,000 investment in the Fund over the past 10 fiscal years, or since the Fund's inception if it has not operated for 10 years. The graphs are based on the Investor Class shares only; performance of other classes will vary due to differences in fee structures (see Average Annual Total Return chart above). The result is compared with benchmarks, which may include a broad-based market index and a narrower index. Please note that market indexes have not been reduced to reflect any of the fees and costs of investing. All results include the reinvestment of dividends and capital gain distributions. Neither the Fund's returns nor the market indexes shown in the graph and table reflect the deduction of taxes an investor would pay on Fund distributions or the redemption of Fund shares. Results represent past performance and do not indicate future results.

Industrial Diversification
(% of Industry Holdings)


Advertising..................................  1.3%
Aerospace....................................  1.9
Banking......................................  0.5
Biotechnology................................  4.3
Business Services--IT Business Services......  1.4
Chemicals....................................  1.1
Communications...............................  1.9
Communications Equipment.....................  2.8
Computer Related.............................  1.0
Consumer Staples.............................  3.1
Cosmetics....................................  1.0
Energy.......................................  1.1
Financial Services...........................  2.9
Food & Beverage..............................  3.7
Food Products................................  1.0
Hardware.....................................  3.2
Health Care..................................  2.9
Health Products & Services...................  5.5
Industrial...................................  1.5
Instruments..................................  0.7
Insurance....................................  3.3
Internet.....................................  3.2
Leisure......................................  0.9
Machinery & Equipment........................  1.5
Manufacturing................................  5.8
Media........................................  1.2
Oil & Gas....................................  0.7
Oil Services.................................  1.9
Pharmaceutical............................... 10.5
Restaurants..................................  0.9
Retail....................................... 11.6
Semiconductors...............................  5.5
Software.....................................  6.1
Technology...................................  0.7
Telecommunications...........................  1.8
Transportation...............................  1.7
Short-Term Investments.......................  0.1
Liabilities, less cash, receivables and other
 assets...................................... (0.2)

Fasciano Fund Portfolio Commentary

Small-cap stocks produced a respectable gain in the fiscal year ending August 31, 2004, despite struggling over the last five months of the reporting period. Our valuation-sensitive approach helped the Neuberger Berman Fasciano Fund outperform its benchmark, the Russell 2000, both during the second half and over the full year.

The Fund generated positive returns in seven out of the eight sectors it was invested in. We were overweight in the Industrials sector and our holdings outperformed. Industrial companies dominated our top-ten performance list, with Landstar System, Kroll, and MSC Industrial Direct all posting excellent gains. Landstar is a trucking company that doesn't own any trucks. It uses its large network of agents to book shipping business with an exclusive fleet of owner/operators and other truckers. Landstar's fee-driven low-overhead business model has translated into high returns on capital and strong earnings growth. Kroll is a business security firm that provides a variety of services, including background checks on prospective employees, forensic accounting, and litigation support. We thought Kroll was a unique company, and so apparently did insurance giant Marsh & McLennan Companies, which recently acquired Kroll at a nice premium to our cost. MSC Industrial Direct can still be considered a small-cap company (with a market capitalization of $2.2 billion), but it has become the largest distributor of maintenance and repair products for the factory floor. The company's catalog is enormous and its next-day delivery system keeps attracting new customers.

During fiscal 2004, Information Technology was the worst performing sector in the Russell 2000, declining more than 13%. However, led by ScanSource Inc., Plantronics Inc., and Zebra Technologies, the Fund's tech holdings posted a generous return. ScanSource Inc. is a wholesale distributor of bar code printers and telephony products. It benefits from its close business relationship with Zebra Technologies, a manufacturer of state-of-the- art bar code printers. We have liquidated our long-standing position in Zebra for valuation reasons and due to the fact that, with a market capitalization now approximating $4.4 billion, it had grown out of the small-cap category. ScanSource is still a legitimate small-cap company and despite the stock's excellent performance this year, we believe it remains reasonably priced. Plantronics is a leader in the wireless headset business. The popularity of wireless headsets in the office (employees no longer have to be sitting at their desks to receive calls) has been driving Plantronic's growth. Legislation requiring headsets for the use of cellular telephones in moving vehicles is providing another boost. (New York, New Jersey, Washington DC, Germany, Italy, and the UK have already passed such legislation and we believe other states and nations will follow.) The company now serves an $825 million market that is growing at 14% annually. Despite spending twice as much as its competitors on research and development to stay ahead of the technology curve, Plantronics has strong free cash flow and a high return on equity. Although the stock is no longer undiscovered, in our opinion, it still has good capital appreciation potential.

Our Health Care investments disappointed during the fiscal year, collectively suffering a mid-single-digit loss versus a high-single-digit gain for the Russell 2000's Health Care sector component. K-V Pharmaceutical, D&K Healthcare Resources, and Hooper Holmes all appeared on our bottom-ten performance list. Despite their poor results this year, we are remaining patient with these three investments. K-V is a generic and branded pharmaceuticals company. We believe that K-V's strong new product pipeline will reinvigorate earnings. Wholesale drug distributor D&K Healthcare serves a growing market and has recently been gaining market share. With the stock now trading near book value, we think our patience will be rewarded. Controlling 38% of the market, Hooper Holmes is the nation's largest provider of medical examination services for life insurers. The company

The risks involved in seeking capital appreciation from investments primarily in companies with small market capitalization are set forth in the prospectus and statement of additional information.
Small- and mid-capitalization stocks are more vulnerable to financial risks and other risks than stocks of larger companies. They also trade less frequently and in lower volume than larger company stocks, so their market prices tend to be more volatile.
This Fund is the successor to Fasciano Fund, Inc. The total return data shown through March 23, 2001 are those of its predecessor, Fasciano Fund, Inc. The Inception date for the Fasciano Fund, Inc. was 11/10/88.
The composition, industries and holdings of the Fund are subject to change. Fasciano Fund is invested in a wide array of stocks and no single holding makes up more than a small fraction of the Fund's total assets.
Please see Endnotes and Glossary of Indices for additional information.

                                               NEUBERGER BERMAN AUGUST 31, 2004

is in great shape financially and dominates its niche. The only thing missing is a rebound in the life insurance business, which has yet to materialize.

Our Financials sector investments also underperformed, due largely to sharp declines in NYSE specialist firm Labranche & Company and insurance company Assured Guaranty. Lingering controversy in the specialist business caused us to jettison Labranche. We are sticking with Assured Guaranty, which is transitioning from being a reinsurer of municipal debt to a direct insurer. We think this move will accelerate the company's growth and attract favorable investor attention.

We are stock pickers, not economists or market forecasters. So, as always, we will refrain from offering our opinions on these subjects. We will simply continue trying to find high quality, opportunistically priced small-cap growth and value stocks that we believe will reward shareholders over the long term.

Sincerely,

/s/ Michael F. Fasciano
                              MICHAEL F. FASCIANO
                               PORTFOLIO MANAGER

--------------------------------------------------------------------------------



Average Annual Total Return/1,7,9/


               Investor Class Advisor Class/3b,6/ Russell 2000(R)/2/

1 Year                 13.06%             12.73%             11.35%
5 Year                  6.62%              6.40%              6.43%
10 Year                11.51%             11.40%              9.33%
Life of Fund           11.84%             11.76%             10.45%
--------------------------------------------------------------------
Inception Date     11/10/1988         05/24/2002


Performance data quoted represent past performance, which is no guarantee of future results. The investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed may be worth more or less than their original cost. Results are shown on a "total return" basis and include reinvestment of all dividends and capital gain distributions.

Current performance may be lower or higher than the performance data quoted. For performance data current to the most recent month end, please visit www.nb.com/performance.

Comparison of a $10,000 Investment

                                    [CHART]

                                                                Value as of
                                                                 8/31/04

Investor Class                                                   $29,731
Russell 2000                                                     $24,401

This chart shows the value of a hypothetical $10,000 investment in the Fund over the past 10 fiscal years, or since the Fund's inception if it has not operated for 10 years. The graphs are based on the Investor Class shares only; performance of other classes will vary due to differences in fee structures (see Average Annual Total Return chart above). The result is compared with benchmarks, which may include a broad-based market index and a narrower index. Please note that market indexes have not been reduced to reflect any of the fees and costs of investing. All results include the reinvestment of dividends and capital gain distributions. Neither the Fund's returns nor the market indexes shown in the graph and table reflect the deduction of taxes an investor would pay on Fund distributions or the redemption of Fund shares. Results represent past performance and do not indicate future results.

Industrial Diversification
(% of Industry Holdings)


Auto/Truck Replacement Parts.................   1.1%
Banking & Financial..........................   1.8
Basic Materials..............................   0.5
Biotechnology................................   1.0
Business Services............................   4.7
Commercial Services..........................   4.5
Consumer Products & Services.................   9.2
Distributor..................................   5.4
Electrical & Electronics.....................   0.8
Entertainment................................   2.2
Filters......................................   1.5
Financial Services...........................   5.6
Health Care..................................   2.7
Health Products & Services...................   8.9
Heavy Industry...............................   1.0
Insurance....................................   4.9
Internet.....................................   0.4
Machinery & Equipment........................   5.1
Oil & Gas....................................   3.7
Publishing & Broadcasting....................  11.9
Real Estate..................................   1.2
Restaurants..................................   2.8
Retail.......................................   2.1
Semiconductors...............................   0.5
Technology...................................   0.9
Transportation...............................   4.1
Waste Management.............................   2.9
Short-Term Investments.......................  19.4
Liabilities, less cash, receivables and other
 assets...................................... (10.8)

Focus Fund Portfolio Commentary

The Focus Fund declined slightly in the fiscal year ending August 31, 2004, trailing the Standard & Poor's 500 and the Russell 1000 Value Index by a substantial margin. Obviously, as professional money managers and substantial Fund shareholders, we are not satisfied with these results. The record we achieved in the previous fiscal year, when we easily outstripped both benchmarks, was far more to our liking.

During the 12-month reporting period, we were invested primarily in three sectors: Financials, Technology and Consumer Discretionary. In general, our financial stocks outperformed the market but not by enough to offset the underperformance of some of our technology positions.

You can tell a great deal by how a manager responds to adversity. As such, it is worth recounting how we dealt with two stocks that hurt us substantially during the year. Amkor Technology was our single worst performer over the reporting period. Our thesis in owning it was twofold. First, as the world's largest semiconductor packaging company, it seemed likely to participate in a developing cyclical upturn in the semiconductor business. Second, since more and more semiconductor companies are outsourcing their packaging functions for cost and technology reasons, Amkor, the industry leader, was poised to benefit. In fact, both the recovery and the outsourcing theses proved to be correct. However, the company failed to exploit these opportunities and -- in a series of missteps that ultimately forced the company's president to resign -- missed its earnings forecasts badly. Despite spending an inordinate amount of time researching this company and discussing the issues with its management, we were surprised by the magnitude of the shortfall in earnings. Because our thesis on the company had proven incorrect, we eliminated the position. In essence, we feel that when we make a mistake -- and Amkor clearly was -- it's better to correct than to rationalize.

Our response to our second poorest performer, International Rectifier (IRF), presents a distinct contrast that is worth examining. Our thesis in owning IRF is that the company is undergoing a significant change, from being a supplier of commodity semiconductor devices to a supplier of proprietary products and systems. This transition, which has been occurring over the past few years, has ramifications that are extremely positive for revenue growth, operating margins and earnings. We believe that, over time, this will be reflected in IRF's stock price.

During the fiscal year, our thesis proved correct -- except for the price increase. Sales, margins and earnings all exceeded expectations, while the stock declined 21%. Since the stock was getting cheaper as, we believed, the story was getting better, we increased the size of the position materially, and it is now the third largest holding in the portfolio as of August 31.

These stories illustrate our investment thought process. That is, we have a set of reasons for owning every stock in the portfolio. If the reasons prove to be invalid, the position is eliminated. If the thesis is proving true, but is unrecognized by the market and thereby rendering the stock more attractive, we add to our position.

Our experience in financial stocks has been a happier one, with Capital One Financial, the Fund's largest position, appreciating 27% and contributing significantly to our results. While this is gratifying, it is worth remembering that only 18 months ago, this was one of the most disparaged stocks in all of Wall Street. Our work indicated to us that such fear and loathing was unjustified; we increased our position and our conviction was rewarded.

So, where are we now, and how do we feel? We still have roughly 60% of the portfolio in Financials and about 30% in Technology. This is not because of a belief that these sectors will benefit from various macroeconomic trends, but rather because we think this is where the greatest values in the market are to be found. Our central thesis in managing the Fund is that, if we can pay less than market-average valuations for our stocks (as measured by

While the value-oriented approach is intended to limit risks, the Fund -- with its concentration in sectors -- may be more greatly affected by any single economic, political or regulatory development than a more diversified mutual fund.
Small- and mid-capitalization stocks are more vulnerable to financial risks and other risks than stocks of larger companies. They also trade less frequently and in lower volume than larger company stocks, so their market prices tend to be more volatile. Large-cap stocks are subject to all the risks of stock market investing, including the risk that they may lose value.
The composition, industries and holdings of the Fund are subject to change. Please see Endnotes and glossary of indices for additional information.

                                               NEUBERGER BERMAN AUGUST 31, 2004

price/earnings ratio) but get more in terms of earnings growth, over time we will do well. As of the end of the fiscal year, the average price/earnings ratio of the Fund's holdings was 11.2 times expected 2005 earnings, which is 25% less than the P/E ratio of the S&P 500. At the same time our expected long-term annual earnings growth rate going forward is 14.6% -- some 20% better than the S&P. We believe if you can get 20% more while paying 25% less you'll be rewarded. We have in the past, and we're confident that we will in the future. We feel very good about the stocks we own.

Sincerely,

/s/ Kent Simons
/s/ Robert B. Corman
                       KENT SIMONS AND ROBERT B. CORMAN
                             PORTFOLIO CO-MANAGERS

--------------------------------------------------------------------------------


Average Annual Total Return/1,9,10/

                                                  Russell
                 Investor      Trust     Advisor  1000(R)
                    Class Class/3a,5/ Class/3a,6/ Value/2/ S&P 500/2/

1 Year            (0.84%)    (0.98%)     (1.15%)   17.52%     11.45%
5 Year              3.80%      3.61%       3.35%    3.25%    (2.07%)
10 Year            10.09%      9.97%      10.15%   11.98%     10.69%
Life of Fund       11.28%     11.32%      11.29%      N/A     10.58%
---------------------------------------------------------------------
Inception Date 10/19/1955 08/30/1993  09/03/1996


Performance data quoted represent past performance, which is no guarantee of future results. The investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed may be worth more or less than their original cost. Results are shown on a "total return" basis and include reinvestment of all dividends and capital gain distributions.

Current performance may be lower or higher than the performance data quoted. For performance data current to the most recent month end, please visit www.nb.com/performance.

Comparison of a $10,000 Investment

                                    [CHART]

                                                                Value as of
                                                                 8/31/04

Investor Class                                                   $26,150
Russell 1000 Value                                               $31,001
S&P 500                                                          $27,600

This chart shows the value of a hypothetical $10,000 investment in the Fund over the past 10 fiscal years, or since the Fund's inception if it has not operated for 10 years. The graphs are based on the Investor Class shares only; performance of other classes will vary due to differences in fee structures (see Average Annual Total Return chart above). The result is compared with benchmarks, which may include a broad-based market index and a narrower index. Please note that market indexes have not been reduced to reflect any of the fees and costs of investing. All results include the reinvestment of dividends and capital gain distributions. Neither the Fund's returns nor the market indexes shown in the graph and table reflect the deduction of taxes an investor would pay on Fund distributions or the redemption of Fund shares. Results represent past performance and do not indicate future results.

Industrial Diversification
(% of Industry Holdings)


Autos & Housing..............................  3.4%
Consumer Goods & Services....................  2.3
Financial Services........................... 57.0
Retail.......................................  7.7
Technology................................... 26.0
Short-Term Investments.......................  6.6
Liabilities, less cash, receivables and other
 assets...................................... (3.0)

Genesis Fund Portfolio Commentary

After lagging small-cap growth stocks in the first four months of the fiscal year ending August 31, 2004, small-cap value stocks regained the upper hand over the balance of the reporting period. The Neuberger Berman Genesis Fund came on strong as well, outperforming the Russell 2000, but falling short of the Russell 2000 Value Index's return.

Energy investments had the most positive impact on portfolio returns. Although our stocks modestly underperformed those found in the Russell indices, our triple weighting in the sector versus both indices was a big bonus. We have emphasized Energy for several years, a function of our early recognition that changing supply/demand dynamics would promote and sustain higher energy prices. This was a contrarian opinion when we began building up our energy sector commitments. Although many investors now share our thesis, in our view, this is not yet fully reflected in energy stock prices.

New energy reserves have become harder to find and more expensive to get out of the ground. This, along with ongoing concern that this volatile commodity could tumble quickly and with little warning, is the reason energy companies have been reluctant to spend significantly more money on exploration and production. At this juncture, we doubt it is possible to increase supply at a pace that overtakes strong secular global demand. Our conclusion is that persistently tight supply and demand will provide a floor for energy prices and that this floor will be higher than generally anticipated. While our allocation to energy has remained about the same over the last few years, we have shifted our emphasis from services companies, once as much as 75% of our energy sector holdings, to a mix of approximately 60% exploration and production companies with large proven reserves and 40% services companies. In essence, we have invested more in oil and natural gas and less in companies whose earnings depend on increased exploration and production activity.

During the 12-month reporting period, we also overweighted Health Care, and our holdings outperformed our benchmarks' Health Care components. Our overweight position is in part due to the fact that, as cyclical stocks have moved higher, we have taken some profits and used the proceeds to increase positions in less economically sensitive sectors. We are widely diversified in Health Care to hedge against risks of additional government regulation, with investments in dental and veterinary supply companies, which are not vulnerable to potential changes in Medicare reimbursement policy.

Technology was the only sector in which the Fund had a negative return this year. However, as a whole, our tech investments outperformed the corresponding components of both benchmarks. Our Consumer Discretionary holdings underperformed as a result of several portfolio companies that proved to be more vulnerable to a slowdown in consumer spending than we had anticipated. Although these companies qualify as "mistakes" (we always make some), their strong financial condition helped limit the damage. We have found that one of the benefits of buying the stocks of financially strong companies in any sector is that when they run into trouble they usually aren't hit as hard as the stocks of companies with precarious balance sheets.

Reluctantly putting on our economist hats, we believe that the over-leveraged consumer may be a drag on the economy in the years ahead. Consumer debt has been an economic accelerent for the last three years. At some point, and we don't know when, the ability of consumers to take on more debt is going to be severely limited. Interest rates, which have been well below normalized levels, could trend higher over the next few years. In any case, they are not likely to be the economic stimulant that they were in the last decade. Personal income is growing, but not at a very robust pace. The home refinancing boom has largely run its course. With growing federal and state budget deficits, the

This fund is currently closed to new investors.
The risks involved in seeking capital appreciation from investments primarily in companies with small market capitalization are set forth in the prospectus and statement of additional information.
Small- and mid-capitalization stocks are more vulnerable to financial risks and other risks than stocks of larger companies. They also trade less frequently and in lower volume than larger company stocks, so their market prices tend to be more volatile.
The composition, industries and holdings of the Fund are subject to change. Genesis Fund is invested in a wide array of stocks and no single holding makes up more than a small fraction of the Fund's total assets.
Please see Endnotes and Glossary of Indices for additional information.

                                               NEUBERGER BERMAN AUGUST 31, 2004

probability of much more tax relief is limited. Consumer spending represents approximately two thirds of U.S. economic activity. If consumer spending eventually slows, economic growth will as well. An extended period of slower economic growth will very likely translate into more modest stock market returns.

While this economic/market scenario may not be good news for equity investors in general, we believe it will produce the kind of environment in which our stocks can excel. Our focus is on quality in the form of strong cash generation and above- average profitability, on niche companies whose earnings-growth potential is more a function of internal dynamics and secular rather than cyclical trends, and on valuations that reflect fundamentals rather than hype. We believe that stocks with such qualities can distinguish themselves even in an uninspiring economic and stock market climate.

Sincerely,

/s/ J. Vale
/s/ R. D'Alelio
                      JUDITH M. VALE AND ROBERT D'ALELIO
                             PORTFOLIO CO-MANAGERS

--------------------------------------------------------------------------------


Average Annual Total Return/1/


                 Investor      Trust     Advisor  Institutional   Russell
                Class/3a/ Class/3a,5/ Class/3a,6/   Class/3b,8/ 2000(R)/2/

1 Year             15.37%     15.32%      15.02%         15.62%    11.35%
5 Year             15.67%     15.64%      15.34%         15.97%     6.43%
10 Year            15.43%     15.39%      15.20%         15.59%     9.33%
Life of Fund       13.89%     13.91%      13.76%         13.99%    10.29%
--------------------------------------------------------------------------
Inception Date 09/27/1988 08/26/1993  04/02/1997     07/01/1999


Performance data quoted represent past performance, which is no guarantee of future results. The investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed may be worth more or less than their original cost. Results are shown on a "total return" basis and include reinvestment of all dividends and capital gain distributions.

Current performance may be lower or higher than the performance data quoted. For performance data current to the most recent month end, please visit www.nb.com/performance.

Comparison of a $10,000 Investment

                                    [CHART]

                                                                Value as of
                                                                 8/31/04

Investor Class                                                   $41,984
Russell 2000                                                     $24,401

This chart shows the value of a hypothetical $10,000 investment in the Fund over the past 10 fiscal years, or since the Fund's inception if it has not operated for 10 years. The graphs are based on the Investor Class shares only; performance of other classes will vary due to differences in fee structures (see Average Annual Total Return chart above). The result is compared with benchmarks, which may include a broad-based market index and a narrower index. Please note that market indexes have not been reduced to reflect any of the fees and costs of investing. All results include the reinvestment of dividends and capital gain distributions. Neither the Fund's returns nor the market indexes shown in the graph and table reflect the deduction of taxes an investor would pay on Fund distributions or the redemption of Fund shares. Results represent past performance and do not indicate future results.

Industrial Diversification
(% of Industry Holdings)


Aerospace....................................   0.1%
Automotive...................................   0.3
Banking & Financial..........................   7.9
Building, Construction & Furnishing..........   1.3
Business Services............................   2.1
Capital Equipment............................   1.2
Consumer Products & Services.................   6.9
Defense......................................   7.4
Diagnostic Equipment.........................   1.8
Filters......................................   2.5
Financial Services...........................   0.2
Financial Technology.........................   1.4
Food & Beverage..............................   1.0
Health Care..................................  13.8
Health Products & Services...................   0.9
Heavy Industry...............................   0.7
Industrial & Commercial Products.............   2.6
Insurance....................................   4.1
Intermediates................................   0.4
Medical Services.............................   1.9
Mining.......................................   0.9
Office Equipment.............................   1.4
Oil & Gas....................................   8.0
Oil Services.................................   6.9
Packing & Containers.........................   2.3
Pharmaceutical...............................   1.1
Publishing & Broadcasting....................   1.5
Restaurants..................................   1.4
Retail.......................................   5.3
Technology...................................   5.4
Technology-Semiconductor.....................   0.9
Waste Management.............................   0.1
Short-Term Investments.......................  17.6
Liabilities, less cash, receivables and other
 assets...................................... (11.3)

Guardian Fund Portfolio Commentary

The Neuberger Berman Guardian Fund posted a solid gain in the fiscal year ending August 31, 2004, modestly outperforming the Standard & Poor's 500, but trailing the Russell 1000 Value Index. The excellent performance of our holdings in the Energy, Industrials, and Health Care sectors helped compensate for negative returns from our Information Technology sector investments.

In Energy, we were concentrated primarily in domestic natural gas producers such as Newfield Exploration and EOG Resources, both of which made our top-ten performance list for the year. Due to favorable supply/demand dynamics and the "terrorism premium," we believe energy prices will remain high for the foreseeable future. However, expensive oil and natural gas have become more fully discounted in energy stock prices. Consequently, we have been trimming our positions and allocating the proceeds to sectors such as Information Technology where we are finding better bargains.

Industrials sector holdings produced attractive returns, with defense contractor L-3 Communications Holdings, process and environmental controls leader Danaher Corp., and industrial gases company Praxair Inc. finishing near the top of our performance rankings. Our overweight in the Industrials sector versus both our benchmark indices enhanced relative returns. In general, industrial stocks benefited from good earnings growth, upward revisions in earnings estimates, and price/earnings multiple expansion. After the Industrials sector's good run, however, valuations are no longer as compelling and we are beginning to trim some of our positions.

Health Care investments also contributed to performance, with long-term holdings UnitedHealth Group and Quest Diagnostics excelling. In our opinion, UnitedHealth is the best managed, most progressive company in the managed care industry. We think it has further strengthened its prospects by developing a bigger footprint on the East Coast through its 2004 acquisitions of Oxford Health and Mid Atlantic Medical. And despite its critics, Quest Diagnostics has continued to deliver on its earnings promise.

Our Information Technology holdings were hit pretty hard this summer, as Wall Street interpreted an impending revenue deceleration as a signal that the tech cycle was coming to an abrupt end. We disagree. We believe that end demand for select technology products remains firm and that we have been experiencing what will prove to be a short-lived inventory correction. With the exception of the personal computer sector, technology supply chains are not as well organized as many investors thought. When technology rebounded strongly in 2003 and first-quarter 2004, component suppliers, most notably semiconductor manufacturers, built too much inventory heading into the seasonally slow summer months. New orders slumped and investors headed for the exits. If these excess inventories are worked off this fall, we believe that revenue and earnings growth will resume. We are confident enough in this scenario that we have added to our position in Texas Instruments and established a position in Altera Corp., another high quality semiconductor manufacturer. We note that in the second week after the end of this reporting period, tech stocks rallied strongly as the broader market indices drifted lower. We believe this indicates that other investors have begun to come to the conclusion that the technology cycle is far from over.

Although, as a whole, our Financials sector investments posted positive performance, they underperformed both benchmarks' sector components. Going into fiscal 2004, our strategy in the Financials sector was to get out of the way of rising interest rates and focus on capital-market oriented companies. After a sharp run-up in April, interest rates came right back down, helping sustain earnings growth for interest rate sensitive financial companies. With the stock market in the doldrums, capital-market oriented financials underperformed.

Looking ahead, we are reasonably constructive about the economy. Corporate balance sheets are in terrific shape and corporate cash is at record levels. This represents a lot of fuel for propelling the economy. We expect to see corporate America begin spending more freely if uncertainty over future

Mid-capitalization stocks are more vulnerable to financial risks and other risks than larger-cap stocks. They are generally less liquid than larger stocks, so their market prices tend to be more volatile. Large-cap stocks are subject to all the risks of stock market investing, including the risk that they may lose value.
The composition, industries and holdings of the Fund are subject to change. Guardian Fund is invested in a wide array of stocks and no single holding makes up more than a small fraction of the Fund's total assets.
Please see Endnotes and Glossary of Indices for additional information.

                                               NEUBERGER BERMAN AUGUST 31, 2004

fiscal policy and government regulation is eliminated following the November election, and if corporate leaders gain confidence that the economy has made a successful transition from recovery to a sustainable expansion phase. The outlook for the stock market is still clouded by the negative investor psychology generated in part from instability in Iraq and the threat of global terrorism. If we see progress on those fronts, perhaps investors will focus more on a relatively good economic environment and very respectable corporate earnings growth. Whatever the market has in store for us, we will remain focused on identifying quality companies trading at discounted valuations -- in our view an investment strategy capable of generating superior long-term returns.

Sincerely,

/s/ A. Moretti
                                ARTHUR MORETTI
                               PORTFOLIO MANAGER

--------------------------------------------------------------------------------


Average Annual Total Return/1,9/


                                                  Russell
                 Investor      Trust     Advisor  1000(R)
                    Class Class/3a,5/ Class/3a,6/ Value/2/ S&P 500/2/

1 Year             12.24%     12.09%      11.76%   17.52%     11.45%
5 Year              0.82%      0.71%       0.34%    3.25%    (2.07%)
10 Year             6.62%      6.52%       6.14%   11.98%     10.69%
Life of Fund       11.68%     11.66%      11.59%      N/A     11.74%
---------------------------------------------------------------------
Inception Date 06/01/1950 08/03/1993  09/03/1996


Performance data quoted represent past performance, which is no guarantee of future results. The investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed may be worth more or less than their original cost. Results are shown on a "total return" basis and include reinvestment of all dividends and capital gain distributions.

Current performance may be lower or higher than the performance data quoted. For performance data current to the most recent month end, please visit www.nb.com/performance.

Comparison of a $10,000 Investment

                                    [CHART]

                                                                Value as of
                                                                 8/31/04

Investor Class                                                   $18,986
Russell 1000 Value                                               $31,001
S&P 500                                                          $27,600

This chart shows the value of a hypothetical $10,000 investment in the Fund over the past 10 fiscal years, or since the Fund's inception if it has not operated for 10 years. The graphs are based on the Investor Class shares only; performance of other classes will vary due to differences in fee structures (see Average Annual Total Return chart above). The result is compared with benchmarks, which may include a broad-based market index and a narrower index. Please note that market indexes have not been reduced to reflect any of the fees and costs of investing. All results include the reinvestment of dividends and capital gain distributions. Neither the Fund's returns nor the market indexes shown in the graph and table reflect the deduction of taxes an investor would pay on Fund distributions or the redemption of Fund shares. Results represent past performance and do not indicate future results.

Industrial Diversification
(% of Industry Holdings)


Banking & Financial..........................   6.5%
Consumer Cyclicals...........................   3.0
Defense......................................   4.1
Diversified..................................   3.4
Energy.......................................   2.6
Financial Services...........................   6.9
Health Products & Services...................   7.2
Industrial Gases.............................   3.4
Insurance....................................   7.1
Media........................................   9.9
Oil & Gas....................................   6.5
Oil Services.................................   1.2
Pharmaceutical...............................   4.8
Real Estate..................................   4.9
Technology...................................   6.0
Technology--
 Semiconductor...............................   4.9
Technology--
 Semiconductor Capital Equipment.............   1.9
Telecommunications...........................   3.7
Transportation...............................   4.0
Utilities....................................   3.3
Waste Management.............................   3.2
Short-Term Investments.......................  17.4
Liabilities, less cash, receivables and other
 assets...................................... (15.9)

International Fund Portfolio Commentary

International stocks outpaced U.S. equities in the fiscal year ending August
31, 2004, with the MSCI EAFE Index doubling the return of the Standard & Poor's
500. We are delighted to report that favorable stock selection helped the Neuberger Berman International Fund significantly outperform its EAFE benchmark.

The Fund had positive returns in all ten of the industry sectors it was invested in. Our Consumer Discretionary investments had the most favorable impact on returns. We were double-weighted in this sector versus the EAFE and our portfolio companies outperformed the benchmark's sector components. U.K. housing-related companies such as homebuilders Barratt Developments and Redrow PLC, building supplies company Travis Perkins, and kitchen cabinet maker Nobia AB posted strong gains. As in the U.S., there has been some concern that companies serving generally strong housing markets are vulnerable if mortgage rates move significantly higher. With the global economy decelerating, we believe mortgage rates will remain at levels that will support housing markets and sustain earnings growth for homebuilders and building supply companies. Also in the Consumer Discretionary sector, gaming companies such as the U.K.'s William Hill, a leading betting shop proprietor, Greece's OPAP SA, a lottery company, and Great Canadian Gaming, a casino operator, performed well. Finally, luxury goods companies such as German automaker Porsche AG and French sailboat builder Beneteau, boosted returns.

Although we were significantly underweight in Information Technology, we generated strong tech returns versus the barely positive performance of EAFE's technology group. The primary contributor was TPV Technology, a Hong Kong based company that assembles computer monitors in its plants in China. TPV serves leading personal computer manufacturers including Dell, IBM, and Gateway. TPV has been and, in our opinion, will likely continue to be a major beneficiary of the strong demand for flat screen monitors, of which it is a low-cost producer. We think it can grow earnings by 20%-25% per year; even though the stock has performed quite well, it still trades at just 8.4 times 2004 projected earnings and 7.5 times 2005 estimates.

Financials sector investments also contributed to our strong absolute and relative returns. Anglo Irish Bank, which has long been our largest single holding, made the largest contribution to results. Another Irish bank, Allied Irish Banks, posted a strong gain. Smaller local banks in Spain, France, and the U.K. also performed well, outpacing their larger, investment-banking-oriented peers, especially those in Germany. We continue to believe that interest rates will remain relatively low, which will support credit quality and credit growth for focused, well managed, local and regional banks.

As shown by the Fund's strong performance, few holdings had a materially negative impact. Our single utilities sector holding, Public Power Corp., Greece's largely unregulated electric power monopoly, performed quite well, but underperformed EAFE's utilities group. In the Health Care sector, we favored medical products and services companies, which in general posted solid gains, but underperformed pharmaceutical companies with a larger representation in the EAFE index.

The Fund generated positive returns in 21 of the 22 nations it was invested in. On a country basis, our investments in Japan, Ireland, the U.K. and France performed particularly well. We've already chronicled the performance contribution from Irish banks, U.K. home builders, and French luxury goods manufacturers. Our best performing Japanese investments come from a broader range of industry group sectors but have common characteristics: They serve niches in the Japanese market and their revenues and costs are in yen. Consequently, they were not vulnerable to the negative impact of the declining dollar. Auto parts manufacturer F.C.C. Co. and specialty chemical company Aica Kogyo are good examples.

Brazil was the one nation in which we had a negative return. We held one stock, brewer

The risks involved in seeking capital appreciation from investments primarily in companies based outside the United States are set forth in the prospectus and statement of additional information.
Investing in foreign securities involves greater risks than investing in securities of U.S. issuers, including currency fluctuations, changes in local economic and political conditions, and the need to operate in less regulated financial markets.
The composition, industries and holdings of the Fund are subject to change. In an attempt to reduce overall volatility, the Fund manager diversifies the portfolio holdings over a wide array of countries and individual stocks. Please see Endnotes and Glossary of Indices for additional information.

                                               NEUBERGER BERMAN AUGUST 31, 2004

Companhia De Bebidas Das Americas (AMBEV). Shortly after we purchased the company, it announced a share swap merger with Belgium's Interbrew that rewarded management owning the common stock and penalized outside investors primarily holding preferred shares.

Looking ahead, we believe the same strategies that worked for us this year will continue to be productive. We will continue to favor less economically sensitive industry groups and focus on companies that have dominant positions in their niches. We will continue to favor companies with revenues and costs in their local currencies to hedge against the risk presented by the potential we see for further weakening in the U.S. dollar (although if the dollar strengthens unexpectedly, we might not participate in the accompanying gain). Finally, we will be valuation sensitive, seeking high quality companies trading at attractive valuations.

Sincerely,

/s/ B. Segal
                                BENJAMIN SEGAL
                               PORTFOLIO MANAGER

--------------------------------------------------------------------------------


Average Annual Total Return/1/


               Investor Class/3a/ Trust Class/3a,5/ EAFE Index(R)/2/

1 Year                    34.73%            34.31%           23.09%
5 Year                     4.42%             5.02%          (0.83%)
10 Year                    7.32%             7.72%            3.74%
Life of Fund               7.63%             8.02%            4.02%
--------------------------------------------------------------------
Inception Date        06/15/1994        06/29/1998


Performance data quoted represent past performance, which is no guarantee of future results. The investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed may be worth more or less than their original cost. Results are shown on a "total return" basis and include reinvestment of all dividends and capital gain distributions.

Current performance may be lower or higher than the performance data quoted. For performance data current to the most recent month end, please visit www.nb.com/performance.

Comparison of a $10,000 Investment

                                    [CHART]

                                                                Value as of
                                                                 8/31/04

Investor Class                                                   $20,269
EAFE Index                                                       $14,438

This chart shows the value of a hypothetical $10,000 investment in the Fund over the past 10 fiscal years, or since the Fund's inception if it has not operated for 10 years. The graphs are based on the Investor Class shares only; performance of other classes will vary due to differences in fee structures (see Average Annual Total Return chart above). The result is compared with benchmarks, which may include a broad-based market index and a narrower index. Please note that market indexes have not been reduced to reflect any of the fees and costs of investing. All results include the reinvestment of dividends and capital gain distributions. Neither the Fund's returns nor the market indexes shown in the graph and table reflect the deduction of taxes an investor would pay on Fund distributions or the redemption of Fund shares. Results represent past performance and do not indicate future results.

Industrial Diversification
(% of Industry Holdings)


Banking.............................................  9.6%
Banking & Financial.................................  8.0
Building, Construction & Furnishing.................  6.7
Energy..............................................  5.7
Oil & Gas...........................................  5.3
Manufacturing.......................................  4.9
Consumer Products & Services........................  4.1
Telecommunications..................................  3.9
Automotive..........................................  3.5
Business Services...................................  3.5
Telecommunications--Wireless........................  3.4
Media...............................................  3.4
Health Products & Services..........................  3.2
Food & Beverage.....................................  3.0
Entertainment.......................................  2.5
Home Furnishings....................................  1.9
Technology--Hardware................................  1.8
Utilities...........................................  1.7
Diversified.........................................  1.5
Pharmaceutical......................................  1.4
Insurance...........................................  1.4
Consumer Cyclical--Leisure & Consumer Services......  1.4
Finance.............................................  1.4
Auto/Truck Replacement Parts........................  1.3
Business Services--General Business Services........  1.2
Tobacco.............................................  1.2
Specialty Chemical..................................  1.2
Capital Goods.......................................  1.0
Steel...............................................  1.0
Chemicals...........................................  1.0
Consumer Durables...................................  0.9
Business Services--IT Business Services.............  0.9
Health Care.........................................  0.8
Building Products...................................  0.6
Cosmetics...........................................  0.5
Retailing...........................................  0.4
Paper...............................................  0.4
Advertising.........................................  0.4
Real Estate/REIT....................................  0.3
Mining..............................................  0.3
Short-Term Investments..............................  8.6
Liabilities, less cash, receivables and other assets (5.2)

Manhattan Fund Portfolio Commentary

The stock market posted gains in the fiscal year ending August 31, 2004, with most appreciation coming in the first half of the reporting period. The Neuberger Berman Manhattan Fund finished behind its benchmark, the Russell Midcap Growth Index.

The equity markets passed through two distinct phases during fiscal 2004. In the first phase, lasting from September to mid-February, stocks enjoyed strong returns, due to healthy earnings growth and low interest rates. From February to August, equities suffered an extended decline. Investors began to focus on stock fundamentals (less of a factor for most of 2003 and into 2004), while a number of broad issues weighed heavily on the markets: profit growth rates slowed, and the Federal Reserve began to raise interest rates to ward off inflation. Price/earnings ratios declined overall, as many companies' decent earnings received little reward in the markets.

Mid-cap stocks generated the best returns of the fiscal year, gaining 15.29%, compared with large-cap stocks' 11.33% and small-caps' 11.35%, based on Russell index results. Across the board -- and in contrast to the previous year -- value outpaced growth. Among mid-caps, the Russell Midcap Value Index gained 21.12% for the year, versus Russell Midcap Growth's 7.46%. The poor performance of technology stocks -- the largest group in the growth index -- was largely responsible for this performance gap, as investors took profits after a previous period of healthy returns. Every other sector had positive returns during the reporting period, led by Utilities, followed by Telecom Services and Energy.

The Fund's underperformance is due to our stock selection during the latter half of calendar 2003 -- a period when lower quality companies were dominating the market. However, we continue to improve our performance relative to our benchmark and peers.

Our stock selection within Consumer Discretionary helped performance for the reporting period, primarily due to our emphasis on entertainment and leisure, and specialty retail shares. Our choices within Industrials -- particularly J.B. Hunt Transport Services -- also enhanced results, as did those in the Energy, Financials and Telecom sectors. Energy shares responded favorably to increases in oil and natural gas prices. Within Telecom, Nextel Partners proved to be a strong performer.

On the downside, our security selection in Health Care hampered returns, due to our emphasis on the weak biotech and drugs group. Although we continue to make up ground in Information Technology, stock selection in this group hindered relative performance for the fiscal year, as our higher quality names did not keep up with earnings-challenged, higher-beta tech names in the index.

We expect the market to generate stronger results in the months and quarters ahead after having traded lower for the past few months. Boosting stock returns, in our opinion, will be steady, albeit slower, economic and earnings growth and a slower pace of interest rate increases than expected by the market, as well as better stock valuations. We expect the mid-cap area of the market to continue to perform well, although investors may focus more

The risks involved in seeking capital appreciation from investments primarily in companies with mid-market capitalization are set forth in the prospectus and statement of additional information.
Small- and mid-capitalization stocks are more vulnerable to financial risks and other risks than stocks of larger companies. They also trade less frequently and in lower volume than larger company stocks, so their market prices tend to be more volatile.
The composition, industries and holdings of the Fund are subject to change. Manhattan Fund is invested in a wide array of stocks and no single holding makes up more than a small fraction of the Fund's total assets.
Please see Endnotes and Glossary of Indices for additional information.

                                               NEUBERGER BERMAN AUGUST 31, 2004

on larger-cap stocks, as quality and lower volatility names become an area of emphasis. We are positioning the portfolio in stocks where we see financial strength and attractive relative value. In our opinion, more cyclical areas, excluding Information Technology, should benefit from pricing flexibility and economic growth. Consequently, we are now overweight in Industrials and Energy, but underweight in Utilities and Information Technology.

Sincerely,

/s/ Jon D. Bronson
                                JON D. BRORSON
                                  TEAM LEADER

/s/ Kenneth J. Turek
                               KENNETH J. TUREK
                       PORTFOLIO MANAGER, MID-CAP GROWTH

--------------------------------------------------------------------------------


Average Annual Total Return/1,9/


                                                       Russell
                    Investor      Trust     Advisor  Midcap(R)
                       Class Class/3a,5/ Class/3b,6/ Growth/2/ S&P 500/2/

1 Year                 5.02%      4.87%       4.44%      7.46%    11.45%
5 Year               (3.93%)    (3.97%)     (4.49%)    (0.27%)   (2.07%)
10 Year                5.44%      5.29%       4.94%      9.05%    10.69%
Life of Fund          12.41%     12.36%      12.21%        N/A    13.50%
-------------------------------------------------------------------------
Inception Date 03/01/1979/4/ 08/30/1993  09/03/1996


Performance data quoted represent past performance, which is no guarantee of future results. The investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed may be worth more or less than their original cost. Results are shown on a "total return" basis and include reinvestment of all dividends and capital gain distributions.

Current performance may be lower or higher than the performance data quoted. For performance data current to the most recent month end, please visit www.nb.com/performance.

Comparison of a $10,000 Investment

                                    [CHART]

                                                                Value as of
                                                                 8/31/04

Investor Class                                                   $16,984
Russell Midcap Growth                                            $23,791
S&P 500                                                          $27,600

This chart shows the value of a hypothetical $10,000 investment in the Fund over the past 10 fiscal years, or since the Fund's inception if it has not operated for 10 years. The graphs are based on the Investor Class shares only; performance of other classes will vary due to differences in fee structures (see Average Annual Total Return chart above). The result is compared with benchmarks, which may include a broad-based market index and a narrower index. Please note that market indexes have not been reduced to reflect any of the fees and costs of investing. All results include the reinvestment of dividends and capital gain distributions. Neither the Fund's returns nor the market indexes shown in the graph and table reflect the deduction of taxes an investor would pay on Fund distributions or the redemption of Fund shares. Results represent past performance and do not indicate future results.

Industrial Diversification
(% of Industry Holdings)


Aerospace....................................   0.6%
Biotechnology................................   4.2
Business Services............................   4.3
Business Services--IT Business Services......   2.3
Capital Equipment............................   3.0
Capital Goods................................   0.5
Communications...............................   0.7
Communications Equipment.....................   1.8
Computer Related.............................   1.2
Diagnostic Equipment.........................   0.5
Electrical & Electronics.....................   2.2
Energy.......................................   5.2
Entertainment................................   1.5
Finance......................................   5.1
Financial Services...........................   2.7
Food & Beverage..............................   3.3
Health Care..................................   9.1
Health Products & Services...................   1.4
Industrial...................................   3.1
Instruments..................................   1.1
Internet.....................................   2.2
Leisure......................................   2.8
Manufacturing................................   1.5
Media........................................   3.2
Medical Equipment............................   2.5
Oil Services.................................   0.8
Packing & Containers.........................   2.0
Restaurants..................................   2.1
Retail.......................................   7.6
Semiconductors...............................   3.4
Software.....................................   4.9
Technology...................................   7.6
Telecommunications...........................   2.6
Transportation...............................   2.2
Short-Term Investments.......................  29.8
Liabilities, less cash, receivables and other
 assets...................................... (29.0)

Millennium Fund Portfolio Commentary

The stock market posted gains in the fiscal year ending August 31, 2004, with most appreciation coming in the first half of the reporting period. The Neuberger Berman Millennium Fund finished behind its benchmark, the Russell 2000 Growth Index.

The equity markets passed through two distinct phases during fiscal 2004. In the first phase, lasting from September to mid-February, stocks enjoyed strong returns, due to healthy earnings growth and low interest rates. From February to August, equities suffered an extended decline. Investors began to focus on stock fundamentals (less of a factor for most of 2003 and into 2004), while a number of broad issues weighed heavily on the markets: profit growth rates slowed, and the Federal Reserve began to raise interest rates to ward off inflation. Price/earnings ratios declined overall, as many companies' decent earnings received little reward in the markets.

Mid-cap stocks generated the best returns of fiscal 2004, gaining 15.29%, compared with large-cap stocks' 11.33% and small-caps' 11.35%, based on Russell index results. Across the board -- and in contrast to the previous year -- value outpaced growth. Among small-caps, the Russell 2000 Growth Index gained 3.38%, compared with the Russell 2000 Value's return of 19.49%.

The poor performance of technology stocks -- the largest group in the growth index -- was largely responsible for this performance gap, as investors took profits in Information Technology and Telecom Services sectors after a previous period of healthy returns. Every other sector had positive returns during the reporting period, led by Energy, followed by Materials and Financials.

The Fund's underperformance in fiscal 2004 was largely a result of market trends in the first half of the period: At the time, low-quality stocks (those without earnings) outperformed more defensive names, while illiquid microcap stocks (which are difficult for institutional managers to invest in) also generated strong results. Although our stock selection trailed that of the index, we continue to improve performance relative to our benchmark and peers.

On a positive note, stock selection within Energy provided the largest contribution to relative performance, with Patina Oil & Gas and Ultra Petroleum generating strong results. Our overweight in the group also helped returns, in the wake of higher oil and natural gas prices early in the year. In addition, our stock selection in Industrials was additive, with Innovative Solutions and Support and UTI Worldwide performing particularly well. Finally, our overweight in the healthy Industrials sector also helped returns.

On the downside, stock selection within Information Technology was the single largest detractor from relative performance. The higher quality names in our portfolio performed well, but did not keep pace with the smaller-cap, lower quality names in the index.

We expect the market to generate stronger results in the months and quarters ahead, after having traded lower for the past few months. Boosting stock returns, in our opinion, will be steady, albeit slower, economic and earnings growth and a slower pace of interest rate increases than expected by the market, as well as better stock valuations. We expect the mid-cap area of the market to continue to perform well, although investors may focus on

The risks involved in seeking capital appreciation from investments primarily in companies with small market capitalization are set forth in the prospectus and statement of additional information.
Small- and mid-capitalization stocks are more vulnerable to financial risks and other risks than stocks of larger companies. They also trade less frequently and in lower volume than larger company stocks, so their market prices tend to be more volatile.
The composition, industries and holdings of the Fund are subject to change. Millennium Fund is invested in a wide array of stocks and no single holding makes up more than a small fraction of the Fund's total assets.
Please see Endnotes and Glossary of Indices for additional information.

                                               NEUBERGER BERMAN AUGUST 31, 2004

larger-cap stocks, as quality and lower volatility names become an area of emphasis. We are positioning the portfolio in stocks where we see financial strength and attractive relative value. We expect higher returns in the more cyclical areas of the market, excluding Information Technology, that we believe will benefit from pricing flexibility and economic growth. Consequently, we are now overweight in Industrials, Materials, and Energy, but underweight or at market weights in Utilities, Consumer Staples and Information Technology.

Sincerely,

/s/ Jon D. Bronson
                                JON D. BRORSON
                                  TEAM LEADER

/s/ David A. Burshtan
                               DAVID H. BURSHTAN
                      PORTFOLIO MANAGER, SMALL-CAP GROWTH

--------------------------------------------------------------------------------


Average Annual Total Return/1/


                                                   Russell
                 Investor      Trust     Advisor   2000(R)    Russell
                Class/3b/ Class/3b,5/ Class/3b,6/ Growth/2/ 2000(R)/2/

1 Year            (1.56%)    (1.67%)     (1.49%)     3.38%     11.35%
5 Year            (5.33%)    (5.46%)     (5.33%)   (1.37%)      6.43%
Life of Fund        6.92%      6.82%       6.92%     3.94%      9.21%
----------------------------------------------------------------------
Inception Date 10/20/1998 11/03/1998  05/03/2002


Performance data quoted represent past performance, which is no guarantee of future results. The investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed may be worth more or less than their original cost. Results are shown on a "total return" basis and include reinvestment of all dividends and capital gain distributions.

Current performance may be lower or higher than the performance data quoted. For performance data current to the most recent month end, please visit www.nb.com/performance.

Comparison of a $10,000 Investment

                                    [CHART]

                                                                Value as of
                                                                 8/31/04

Investor Class                                                   $14,814
Russell 2000 Growth                                              $12,549
Russell 2000                                                     $16,773

This chart shows the value of a hypothetical $10,000 investment in the Fund over the past 10 fiscal years, or since the Fund's inception if it has not operated for 10 years. The graphs are based on the Investor Class shares only; performance of other classes will vary due to differences in fee structures (see Average Annual Total Return chart above). The result is compared with benchmarks, which may include a broad-based market index and a narrower index. Please note that market indexes have not been reduced to reflect any of the fees and costs of investing. All results include the reinvestment of dividends and capital gain distributions. Neither the Fund's returns nor the market indexes shown in the graph and table reflect the deduction of taxes an investor would pay on Fund distributions or the redemption of Fund shares. Results represent past performance and do not indicate future results.

Industrial Diversification
(% of Industry Holdings)


Aerospace....................................  1.4%
Banking & Financial..........................  3.5
Basic Materials..............................  1.2
Broadcasting.................................  1.5
Building, Construction & Furnishing..........  2.9
Business Services............................  6.4
Commercial Services..........................  1.6
Consumer Discretionary.......................  1.5
Consumer Products & Services.................  1.1
Electrical & Electronics.....................  2.1
Energy.......................................  1.0
Entertainment................................  4.2
Financial Services...........................  3.2
Health Care.................................. 10.1
Health Products & Services...................  4.4
Industrial...................................  1.6
Industrial & Commercial Products.............  2.2
Insurance....................................  1.3
Internet.....................................  2.8
Lodging......................................  2.3
Machinery & Equipment........................  1.8
Medical Equipment............................  4.4
Oil & Gas....................................  4.6
Pharmaceutical...............................  1.5
Publishing & Broadcasting....................  1.2
Retail.......................................  4.0
Software.....................................  4.2
Steel........................................  1.1
Technology................................... 12.1
Technology--Semiconductor....................  3.2
Telecommunication Equipment..................  1.5
Transportation...............................  3.1
Short-Term Investments.......................  6.9
Liabilities, less cash, receivables and other
 assets...................................... (5.9)

Partners Fund Portfolio Commentary

The stock market posted solid gains in the fiscal year ending August 31, 2004, with most appreciation coming in the first five months of the reporting period. The Neuberger Berman Partners Fund performed in line with the Standard & Poor's 500, but trailed its Russell 1000 Value benchmark.

Investors experienced three very different stock markets in fiscal 2004. From September through January, we enjoyed a strong market driven by the excellent performance of stocks in cyclical (economically sensitive) sectors such as Materials, Industrials, Consumer Discretionary and Technology. From February through July, the market moved sideways as investors moved in and out of different sectors based on their most recent reading of the economic tea leaves. Stocks rallied in August, led by the strong performance of more defensive sectors such as Consumer Staples, Health Care, Financials and Utilities. The Fund's pro-cyclical bias enhanced returns in the first half of fiscal 2004, but was a drag on relative performance over the balance of the year.

For the full fiscal year, Financials sector investments had the most positive impact on total returns. Our significant overweighting in the group more than compensated for the modest underperformance of our holdings versus the S&P 500 Index. Countrywide Financial was our best performer, more than doubling its price over the past 12 months. Health Care investments made the second largest contribution to returns: We were modestly overweight in the sector, and our holdings outperformed benchmark components. Aetna, Laboratory Corporation of America, and Wellpoint Health Network all finished on our top-ten performance list. Energy investments also enhanced returns, due to both our overweight and the outperformance of our holdings.

Our Consumer Discretionary and Information Technology investments proved disappointing. The first group, which we had double-weighted in the portfolio, suffered the second-worst performance in the S&P 500 and the third worst in the Russell 1000 Value Index. Within this group, our media stocks were our poorest performers within the sector, with IAC Interactive and Viacom our two biggest decliners this year and Liberty Media also appearing on our bottom-ten list. Information Technology was by far the worst performing group. Semiconductor manufacturers Taiwan Semiconductor, Applied Materials, and Novellus Systems all declined sharply when investors bailed out of the chipmakers this summer.

Despite disappointing performance in the second half of fiscal 2004 we remain committed to these sectors. In fact, we find valuations so compelling that we are shopping for more bargains. High gasoline prices in the spring and early summer really hit the consumer hard. However, prices at the pump have come down considerably. Job creation has been trending higher, not at the pace many would like to see, but enough to continue to bolster consumer confidence. Consequently, we think consumer spending and Consumer Discretionary stocks will rebound in the coming quarters.

What some are calling the end of the technology cycle we believe will prove to be a relatively short-lived inventory correction. When demand for semiconductors remained surprisingly strong in the usually slow first quarter, chip makers became somewhat overconfident and built inventories to what proved to be excessive levels as we entered the seasonally weak third quarter. When industry leader Intel and several other semiconductor companies lowered revenue guidance, the group got hammered. In fact, end demand for technology products remains relatively firm. As inventories are worked down, we believe revenues and earnings will rebound and that the severely beaten down semiconductor group will bounce back strongly. We note that in the second week of September, tech stocks rallied strongly as the broader market treaded water.

Conventional economic wisdom turned 180 degrees about midway through fiscal 2004. At the end of January, economists were forecasting 4% plus GDP growth through 2004 and well into 2005. By the end of June, economists were ratchet-

Mid-capitalization stocks are more vulnerable to financial risks and other risks than larger stocks. They are generally less liquid than larger stocks, so their market prices tend to be more volatile. Large-cap stocks are subject to all the risks of stock market investing, including the risk that they may lose value.
The composition, industries and holdings of the Fund are subject to change. Partners Fund is invested in a wide array of stocks and no single holding makes up more than a small fraction of the Fund's total assets.
Please see Endnotes and Glossary of Indices for additional information.

                                               NEUBERGER BERMAN AUGUST 31, 2004

ing down their economic growth projections for 2004 and some were even warning of a potential recession in 2005. We think economic reality will fall somewhere in between. We believe that the obituaries being written about the consumer are premature. With strong balance sheets and a record level of cash, corporate America has plenty of money to spend. Some of the factors that have restrained corporate spending (uncertainty over future fiscal and government regulatory policies) will be answered one way or another in November. If we see the situation in Iraq stabilize, helping oil prices to retreat from current levels, we think the economy and stock market can make decent progress in the year ahead. Whether our outlook for the economy and market proves right or wrong, we will be devoting all our energy to identifying high quality companies trading at discount prices.

Sincerely,

/s/ B. Mullick
                                S. BASU MULLICK
                               PORTFOLIO MANAGER

--------------------------------------------------------------------------------


Average Annual Total Return/1,9/


                                                     Russell
                    Investor      Trust     Advisor  1000(R)
                       Class Class/3a,5/ Class/3a,6/ Value/2/ S&P 500/2/

1 Year                11.43%     11.28%      11.00%   17.52%     11.45%
5 Year                 0.93%      0.79%       0.50%    3.25%    (2.07%)
10 Year                9.23%      9.12%       8.81%   11.98%     10.69%
Life of Fund          14.63%     14.59%      14.48%      N/A     13.41%
------------------------------------------------------------------------
Inception Date 01/20/1975/4/ 08/30/1993  08/16/1996


Performance data quoted represent past performance, which is no guarantee of future results. The investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed may be worth more or less than their original cost. Results are shown on a "total return" basis and include reinvestment of all dividends and capital gain distributions.

Current performance may be lower or higher than the performance data quoted. For performance data current to the most recent month end, please visit www.nb.com/performance.

Comparison of a $10,000 Investment

                                    [CHART]

                                                                Value as of
                                                                 8/31/04

Investor Class                                                   $24,185
Russell 1000 Value                                               $31,001
S&P 500                                                          $27,600

This chart shows the value of a hypothetical $10,000 investment in the Fund over the past 10 fiscal years, or since the Fund's inception if it has not operated for 10 years. The graphs are based on the Investor Class shares only; performance of other classes will vary due to differences in fee structures (see Average Annual Total Return chart above). The result is compared with benchmarks, which may include a broad-based market index and a narrower index. Please note that market indexes have not been reduced to reflect any of the fees and costs of investing. All results include the reinvestment of dividends and capital gain distributions. Neither the Fund's returns nor the market indexes shown in the graph and table reflect the deduction of taxes an investor would pay on Fund distributions or the redemption of Fund shares. Results represent past performance and do not indicate future results.

Industrial Diversification
(% of Industry Holdings)


Advertising..................................   1.2%
Auto Related.................................   0.8
Banking & Financial..........................   6.3
Broadcasting.................................   2.1
Building, Construction & Furnishing..........   6.4
Building Materials...........................   2.5
Communications...............................   0.8
Consumer Cyclicals...........................   3.2
Consumer Goods & Services....................   1.6
Consumer Staples.............................   1.3
Defense......................................   0.9
Diversified..................................   1.3
Electrical & Electronics.....................   1.9
Electronics..................................   0.7
Energy.......................................   4.4
Financial Services...........................  18.6
Food & Beverage..............................   0.7
Forest Products & Paper......................   0.8
Health Care..................................   8.2
Insurance....................................   3.9
Internet.....................................   0.6
Machinery & Equipment........................   0.6
Metals.......................................   2.0
Oil & Gas....................................   4.4
Pharmaceutical...............................   4.6
Retail.......................................   0.8
Semiconductors...............................   1.8
Software.....................................   2.6
Steel........................................   0.6
Technology...................................   4.1
Technology--Semiconductor....................   0.4
Telecommunications...........................   1.5
Transportation...............................   5.2
Short-Term Investments.......................  23.3
Liabilities, less cash, receivables and other
 assets...................................... (20.1)

Real Estate Fund Portfolio Commentary

Real Estate Investment Trusts (REITs) performed exceptionally well in the first seven months of the fiscal year ending August 31, 2004. However, when strong job growth data was reported in early April and again in early May, REITs corrected, with the NAREIT Equity REIT Index declining 18% from April 2 through May 10. This sharp correction was largely the result of hedge fund/momentum investors responding to strong job growth by rotating out of more stable yield-oriented market sectors and into more economically sensitive industry groups with more favorable short-term earnings growth potential. As the economy appeared to decelerate in the summer, investors gravitated back into less cyclical sectors and REITs rallied strongly. For full-year fiscal 2004, the NAREIT Equity REIT Index more than doubled the S&P 500's return, and, we are pleased to report, the Neuberger Berman Real Estate Fund once again outperformed this benchmark.

Stock selection was primarily responsible for the Fund's strong performance. Our portfolio holdings outperformed benchmark sector components in seven out of 11 categories. Stock selection in our office, apartment and health care investments had the most favorable impact on relative returns. Our overweighting in lodging/resort REITs slightly detracted from relative returns. We were attracted to this sector because of severely depressed valuations and the fact that this is one of the most economically sensitive commercial real estate businesses. As the economy improved and business and leisure travel rebounded, these beaten down stocks took off. Although our regional mall holdings delivered very good returns, they underperformed benchmark components. The primary reason was that we didn't own the Rouse Company when it was acquired by General Growth Properties at a 33% premium, but had a position in General Growth Properties, which declined following the announcement of the deal. We believe General Growth will benefit from this sizable and accretive acquisition.

Retail REITs (regional malls and shopping centers) have been by far the best performing sector over the last several years. Supply/demand fundamentals remain quite good, but we question whether they can get much better if consumer spending slows somewhat in the year ahead. We are slightly underweight compared to our benchmark in both regional malls and shopping centers. To date, we haven't seen a substantial improvement in demand in the office sector. However, supply growth remains restrained and we believe occupancy rates will begin to trend higher in the year ahead. In general, commercial real estate has been a late cycle business and the office sector usually has been the biggest laggard. We believe 2005 will be the first year of a favorable 3-5 year cycle for the office sector and, consequently, we remain overweight. The outlook for the apartment sector remains cloudy due to low mortgage rates, which continue to fuel the still strong new housing market. In addition, supply growth in the apartment sector is somewhat troubling. We have a market-neutral weighting in apartments, but are being particularly selective, favoring companies with properties concentrated on the east and west coasts where high home costs are pricing more people out of the new housing market. We remain overweight in lodging/resorts, and underweight in self storage, where we believe valuations are excessive.

Looking ahead, commercial real estate fundamentals should continue to improve if, as we expect, the economy makes a successful transition from the vibrant recovery stage to a slower growth expansion phase. In most sectors, supply growth remains restrained and demand is improving. We are forecasting that REIT earnings growth will accelerate to approximately 8% in 2005. After yet another strong year, on a yield and price/earnings multiple basis, REIT valuations are in the higher end of their historical ranges. However, on a price/asset value basis, REITs still appear to us attrac-

The risks involved in seeking capital appreciation from investments primarily in companies with small market capitalization are set forth in the prospectus and statement of additional information.
The portfolio's concentration in real estate investments makes it subject to greater potential risks and volatility than a more diversified portfolio, and the value of its shares may decline due to events affecting the real estate industry.
The composition, industries and holdings of the Fund are subject to change. Real Estate Fund is invested in a wide array of stocks and no single holding makes up more than a small fraction of the Fund's total assets.
Please see Endnotes and Glossary of Indices for additional information.

                                               NEUBERGER BERMAN AUGUST 31, 2004

tively valued, as evidenced by the increase in deal activity (mergers and acquisitions) we have seen this summer. We doubt that REITs can match their exceptional performance of recent years in fiscal 2005. However, we believe REITs can maintain a healthy total return over the next year.

In closing, the sharp correction in the REIT market in April and May frightened some investors. Defensive groups such as real estate securities aren't supposed to tumble nearly 20% in a little more than five weeks. The downside of REITs' exceptional performance over the past several years is that they have attracted traders as well as long-term investors. As a result, we may have to periodically tolerate the kind of volatility we experienced this spring. Fortunately, such periods of extreme volatility generally have been short-lived. It is fundamentals and valuations that really matter to true investors. We urge our shareholders to be true investors -- to recognize the long-term benefits of investing in a market sector that offers well above market-average yields, combined with respectable earnings-driven capital appreciation potential. We will continue to focus our energy on identifying those real estate securities with the most favorable risk/reward characteristics.

Sincerely,

/s/ Steven R. Brown
                                STEVEN R. BROWN
                               PORTFOLIO MANAGER


--------------------------------------------------------------------------------


Average Annual Total Return/1,9,11/


               Trust Class/3b/ NAREIT Equity REIT Index/2/

1 Year                 31.03%                      29.91%
Life of Fund           21.43%                      18.58%
----------------------------------------------------------
Inception Date     05/01/2002


Performance data quoted represent past performance, which is no guarantee of future results. The investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed may be worth more or less than their original cost. Results are shown on a "total return" basis and include reinvestment of all dividends and capital gain distributions.

Current performance may be lower or higher than the performance data quoted. For performance data current to the most recent month end, please visit www.nb.com/performance.

Comparison of a $10,000 Investment

                                    [CHART]

                                                                Value as of
                                                                 8/31/04

Trust Class                                                      $15,751
NAREIT Equity REIT Index                                         $14,900

This chart shows the value of a hypothetical $10,000 investment in the Fund over the past 10 fiscal years, or since the Fund's inception if it has not operated for 10 years. The graphs are based on the Trust Class shares only; performance of other classes will vary due to differences in fee structures (see Average Annual Total Return chart above). The result is compared with benchmarks, which may include a broad-based market index and a narrower index. Please note that market indexes have not been reduced to reflect any of the fees and costs of investing. All results include the reinvestment of dividends and capital gain distributions. Neither the Fund's returns nor the market indexes shown in the graph and table reflect the deduction of taxes an investor would pay on Fund distributions or the redemption of Fund shares. Results represent past performance and do not indicate future results.

Industrial Diversification
(% of Industry Holdings)


Apartments................................... 16.7%
Community Centers............................ 10.6
Diversified..................................  6.4
Health Care..................................  2.8
Industrial...................................  6.0
Lodging......................................  7.2
Manufactured Homes...........................  3.0
Office....................................... 25.6
Office--Industrial...........................  5.5
Regional Malls............................... 13.8
Short-Term Investments.......................  6.6
Liabilities, less cash, receivables and other
 assets...................................... (4.2)

Regency Fund Portfolio Commentary

Mid-cap value stocks did well in the fiscal year ending August 31, 2004, as the Russell Midcap Value Index outperformed most indices. During this period, the Neuberger Berman Regency Fund modestly trailed the Russell benchmark.

The Fund enjoyed positive returns in seven of the eight sectors we invested in. Our Financials sector investments made the largest contribution to absolute returns, followed by our holdings in the Energy and Health Care sectors. However, our zero exposure to Materials (the second best performing sector in our benchmark index) penalized returns. Our problem with the Materials sector is that it contains very few companies that meet our quality standards. Those that do, currently do not meet our valuation standards. While we missed the group's run-up this year, we expect to miss the inevitable sell-off when it comes.

As you know, our goal is to invest in above-average companies when they are trading at below-average valuations. This often leads us to out-of-favor industries. Conventional wisdom has claimed that financial stocks are weak in the face of rising rates. As a result we were able to purchase, at very attractive prices, a group of banks and other financial institutions that we believed were well positioned for the changing rate environment. These holdings rewarded us handsomely in fiscal 2004. Three of our holdings, Charter One Financial, SouthTrust, and GreenPoint Financial were or are being taken over at substantial premiums to our cost. Others, such as IndyMac Bancorp and TCF Financial, performed exceptionally well due to significant earnings progress. We still believe that the Financials sector is full of bargains, even if interest rates trend higher in the year ahead.

In general, our investments in the Consumer Discretionary sector did not fare nearly as well as did our Financials. We are patient investors and continue to believe our patience with this group will be amply rewarded as we still see compelling value in this out-of-favor sector. Lear Corp., an automotive seating and interiors manufacturer, is a good example. Lear dominates its niche and has a 3-5 year backlog on existing contracts. If auto production simply stays flat for the next five years, we would expect Lear's sales to grow 5% annually. Furthermore, if Lear continues to improve margins through cost cutting and uses its strong free cash flow to repurchase shares, this could translate into 12-15% annualized earnings growth. Lear's balance sheet is healthy and we believe management is highly capable. Yet, the stock is trading at just eight times 2005 earnings estimates, compared with the S&P 500's multiple of 15 times 2005 earning estimates. Lear's stock didn't do much for us in fiscal 2004, but we think it will be a real performance contributor in the years ahead.

We remain overweight in the Energy sector relative to our benchmark, but have taken profits in holdings that approached our price targets. Currently, we own four energy companies that we believe still offer excellent value. XTO Energy, Pioneer Natural Resources, and Patina Oil & Gas (a relatively new portfolio addition) are exploration and production companies with below average finding and development costs, long reserve lives, strong balance sheets, conservative managements and large prospect inventories. We believe that these desirable characteristics will enable them to continue to grow reserves and production, and increase earnings at an attractive rate even if oil prices retreat to as low as $25 per barrel. Their prospects will be even better if oil prices remain at high levels. Sunoco Inc., our fourth energy holding, in our opinion, is simply the highest quality company in the oil refining business, and one of the highest quality companies in any industry group. Management has been terrific both in terms of running Sunoco's operations and in its disciplined approach to deploying capital. Due to constrained capacity in the refining industry, we expect Sunoco's profit margins to remain high for the foreseeable future. In addition, the company has a sizable chemical business that we believe will begin making a bigger contribution to earnings in the future.

The risks involved in seeking capital appreciation from investments primarily in companies with medium market capitalization are set forth in the prospectus and statement of additional information.
Small- and mid-capitalization stocks are more vulnerable to financial risks and other risks than stocks of larger companies. They also trade less frequently and in lower volume than larger company stocks, so their market prices tend to be more volatile.
The composition, industries and holdings of the Fund are subject to change. Regency Fund is invested in a wide array of stocks and no single holding makes up more than a small fraction of the Fund's total assets.
Please see Endnotes and Glossary of Indices for additional information.

                                               NEUBERGER BERMAN AUGUST 31, 2004


We are stock pickers, not economists or market forecasters. Fortunately, we employ an investment strategy that does not rely on any particular macro environment or the accuracy of our economic outlook. Nevertheless, since Fund shareholders seem to be interested in our opinions on the economy and stock market, we will venture a few. Our best guess is that the economy will settle into a slow growth expansion phase and that corporate earnings growth will be respectable. This could translate into rather modest single-digit stock-market returns over the next few years for the overall market. However, by seeking out great companies at discounted valuations, we hope to deliver above average returns to our shareholders with below average risk.

Sincerely,

/s/  Andrew B. Wellington
                             ANDREW B. WELLINGTON
                               PORTFOLIO MANAGER

--------------------------------------------------------------------------------


Average Annual Total Return/1,9/


                                        Russell
                 Investor      Trust  Midcap(R)     Russell
                Class/3a/ Class/3b,5/  Value/2/ Midcap(R)/2/

1 Year             18.95%     18.85%     21.12%      15.29%
5 Year             12.31%     12.28%      9.69%       6.80%
Life of Fund       11.29%     11.28%      8.18%       6.07%
------------------------------------------------------------
Inception Date 06/01/1999 06/10/1999


Performance data quoted represent past performance, which is no guarantee of future results. The investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed may be worth more or less than their original cost. Results are shown on a "total return" basis and include reinvestment of all dividends and capital gain distributions.

Current performance may be lower or higher than the performance data quoted. For performance data current to the most recent month end, please visit www.nb.com/performance.

Comparison of a $10,000 Investment

                                    [CHART]

                                                                Value as of
                                                                 8/31/04

Investor Class                                                   $17,549
Russell Midcap Value                                             $15,117
Russell Midcap                                                   $13,629

This chart shows the value of a hypothetical $10,000 investment in the Fund over the past 10 fiscal years, or since the Fund's inception if it has not operated for 10 years. The graphs are based on the Investor Class shares only; performance of other classes will vary due to differences in fee structures (see Average Annual Total Return chart above). The result is compared with benchmarks, which may include a broad-based market index and a narrower index. Please note that market indexes have not been reduced to reflect any of the fees and costs of investing. All results include the reinvestment of dividends and capital gain distributions. Neither the Fund's returns nor the market indexes shown in the graph and table reflect the deduction of taxes an investor would pay on Fund distributions or the redemption of Fund shares. Results represent past performance and do not indicate future results.

Industrial Diversification
(% of Industry Holdings)


Auto Related................................. 10.0%
Banking & Financial..........................  6.7
Business Services............................  2.3
Consumer Cyclicals...........................  6.4
Financial Services........................... 12.8
Food & Beverage..............................  5.2
Health Care.................................. 15.7
Insurance....................................  8.4
Manufacturing................................  2.3
Oil & Gas....................................  8.7
Restaurants..................................  2.1
Retail....................................... 10.3
Technology...................................  4.7
Transportation...............................  1.3
Short-Term Investments....................... 10.8
Liabilities, less cash, receivables and other
 assets...................................... (7.7)

Socially Responsive Fund Portfolio Commentary

In the fiscal year ending August 31, 2004, the Neuberger Berman Socially Responsive Fund posted competitive returns relative to the Standard & Poor's 500 Index, but lagged the Russell 1000 Value Index. Our Energy, Health Care and Industrials holdings helped compensate for the disappointing performance of our stocks in the Information Technology sector.

Within Energy, we focused primarily on domestic natural gas producers. Although rapidly rising oil prices made most of the headlines, natural gas prices soared as well, producing strong revenue and earnings gains for holdings such as Newfield Exploration and Cimarex Energy, both of which finished near the top of our performance rankings. Favorable supply/demand dynamics should continue to support natural gas prices. However, this is now more fully reflected in energy stock prices, so we have been taking some profits and devoting the proceeds to sectors such as Information Technology where we think current valuations are more compelling.

Although it can be a challenge to find industrial companies that meet our socially responsive criteria, good corporate citizens such as Danaher Corp. and Praxair Inc. provided a big boost to performance this year. In general, industrial stocks rode the tailwind of good earnings growth, upward earnings revisions and rising valuations. However, similar to energy stocks, much of the good news is already discounted in the market. Consequently, our valuation discipline is leading us to take some profits in holdings that have become more fully priced.

With the economy rebounding strongly in the second half of calendar 2003, the Health Care sector fell out of favor as investors gravitated to more economically sensitive industry groups. This allowed us to establish new positions and add to existing positions in high quality Health Care companies at very attractive valuations. For example, Quest Diagnostics and UnitedHealth Group finished second and third respectively on this year's top-ten performance list. Quest continued to beat consensus earnings expectations. UnitedHealth expanded its footprint on the east coast through the acquisition of Oxford Health and Mid Atlantic Medical. By continually finding innovative ways to serve its customers better, while containing health care costs, UnitedHealth is a paragon of socially responsive corporate behavior.

On the down side, our investments in semiconductor manufacturer Texas Instruments and semiconductor equipment maker Teradyne, Inc. declined sharply this summer, when fears of slowing revenues prompted nervous investors to bail out of the technology sector. The conventional wisdom on Wall Street appeared to be that the tech cycle is over. We don't think so. End demand for certain technology products appears relatively firm. We believe the revenue shortfall for the chip makers was largely the result of carrying too much inventory into the seasonally slow summer months. We believe that this inventory will be worked off in the coming months, and that revenues and earnings then should rebound. We are confident enough in this scenario to have added to our position in Texas Instruments and to have established a new position in Altera Corp., another leading semiconductor manufacturer. We note that in the second week following the end of this reporting period, technology stocks rallied strongly, while the broader market drifted. This may indicate that other investors have also concluded that the tech cycle isn't over.

In general, our Financials sector investments delivered solid returns, but lagged well behind the S&P 500's and the Russell index's sector components. Heading into fiscal 2004, our strategy in the financials sector was to hedge against the risk of rising interest rates. Consequently, we favored capital market oriented companies such as blue chip investment banker Goldman Sachs and leading securities custodial firm State Street. After spiking in April, interest rates came right back down, helping sustain good earnings growth for the interest-rate sensitive financial companies we were underweighting. With the stock market in the doldrums, the capital market oriented financials we favored underperformed.

Looking ahead, we feel constructive about the economy. We are encouraged by the fact that there is

Mid-capitalization stocks are more vulnerable to financial risks and other risks than larger stocks. They are generally less liquid than larger stocks, so their market prices tend to be more volatile. Large-cap stocks are subject to all the risks of stock market investing, including the risk that they may lose value.
The composition, industries and holdings of the Fund are subject to change. Socially Responsive Fund is invested in a wide array of stocks and no single holding makes up more than a small fraction of the Fund's total assets.
Please see Endnotes and Glossary of Indices for additional information.

                                               NEUBERGER BERMAN AUGUST 31, 2004

still a lot of ammunition in the form of strong corporate balance sheets and record levels of corporate cash capable of supporting sustained economic expansion. What will it take to get corporations to spend more freely? The November elections will help eliminate uncertainty surrounding future fiscal policy and regulatory issues. Also, evidence that the economy has successfully made the transition from a vibrant recovery to a slower growth expansion phase, if true, should improve corporate confidence. Hopefully, investors will begin focusing more on what we expect will remain a relatively good economic environment and very respectable earnings growth and less on Iraq and the threat of global terrorism. Whatever the future holds, we will continue to concentrate our efforts on identifying high quality socially responsive companies trading at attractive valuations. Over the long term, we believe this will translate into good absolute and relative performance.

Sincerely,

/s/ A. Moretti
/s/ Ingrid S. Dyott
                      ARTHUR MORETTI AND INGRID S. DYOTT
                             PORTFOLIO CO-MANAGERS

--------------------------------------------------------------------------------


Average Annual Total Return/1,9/


                                      Russell
                 Investor      Trust  1000(R)
                Class/3a/ Class/3a,5/ Value/2/ S&P 500/2/

1 Year             10.06%      9.89%   17.52%     11.45%
5 Year              2.00%      1.75%    3.25%    (2.07%)
10 Year            10.27%     10.10%   11.98%     10.69%
Life of Fund        9.86%      9.70%   11.55%     10.47%
---------------------------------------------------------
Inception Date 03/16/1994 03/03/1997


Performance data quoted represent past performance, which is no guarantee of future results. The investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed may be worth more or less than their original cost. Results are shown on a "total return" basis and include reinvestment of all dividends and capital gain distributions.

Current performance may be lower or higher than the performance data quoted. For performance data current to the most recent month end, please visit www.nb.com/performance.

Comparison of a $10,000 Investment

                                    [CHART]

                                                                Value as of
                                                                 8/31/04

Investor Class                                                   $26,583
Russell 1000 Value                                               $31,001
S&P 500                                                          $27,600

This chart shows the value of a hypothetical $10,000 investment in the Fund over the past 10 fiscal years, or since the Fund's inception if it has not operated for 10 years. The graphs are based on the Investor Class shares only; performance of other classes will vary due to differences in fee structures (see Average Annual Total Return chart above). The result is compared with benchmarks, which may include a broad-based market index and a narrower index. Please note that market indexes have not been reduced to reflect any of the fees and costs of investing. All results include the reinvestment of dividends and capital gain distributions. Neither the Fund's returns nor the market indexes shown in the graph and table reflect the deduction of taxes an investor would pay on Fund distributions or the redemption of Fund shares. Results represent past performance and do not indicate future results.

Industrial Diversification
(% of Industry Holdings)


Banking & Financial..........................   6.4%
Business Services............................   3.4
Consumer Cyclicals...........................   3.1
Diversified..................................   3.5
Energy.......................................   2.6
Financial Services...........................   7.0
Health Products & Services...................   7.2
Industrial Gases.............................   4.0
Insurance....................................   6.5
Media........................................   9.8
Oil & Gas....................................   7.2
Oil Services.................................   1.7
Pharmaceutical...............................   4.8
Real Estate..................................   5.5
Technology...................................   6.2
Technology--Semiconductor....................   5.5
Technology--
 Semiconductor Capital Equipment.............   1.9
Telecommunications...........................   3.5
Transportation...............................   4.0
Utilities....................................   3.2
Repurchase Agreements........................   3.3
Short-Term Investments.......................  11.8
Liabilities, less cash, receivables and other
 assets...................................... (12.1)

Endnotes

               1. "Total Return" includes reinvestment of all income dividends and capital gain distributions. Results represent past performance and do not indicate future results. The value of an investment in the Fund and the return on the investment both will fluctuate, and redemption proceeds may be higher or lower than an investor's original cost.

               2. Please see "Glossary of Indices" on the following page for a description of indices. Please note that indices do not take into account any fees and expenses of investing in the individual securities that they track, and that individuals cannot invest directly in any index. Data about the performance of these indices are prepared or obtained by Management and include reinvestment of all dividends and capital gain distributions. The Portfolio may invest in many securities not included in the described indices.

               3. Expense Caps or Waivers: Absent these arrangements, which are subject to change, the total returns for these periods would have been less. Please see the notes to the financial statements for specific information regarding which funds and which classes currently have a portion of their operating expenses absorbed by Neuberger Berman Management Inc. (NBMI).

                    a. NBMI previously absorbed or waived certain operating expenses.

                    b.    NBMI currently absorbs certain operating expenses.

               4. These dates reflect when NBMI first became investment advisor to these Funds.

               5. Performance shown prior to August 1993 for the Trust Class of Focus, Genesis, Guardian, Manhattan and Partners Funds (prior to March 1997 for Socially Responsive Fund; June 1998 for International Fund; November 1998 for Millennium Fund; June 1999 for Regency Fund) is of the Investor Class, which has lower expenses and typically higher returns than the Trust Class. Please see the notes to the financial statements for specific information regarding which classes currently have a portion of their operating expenses absorbed by NBMI.

               6. Performance shown prior to September 1996 for the Advisor Class of Focus, Guardian and Manhattan Funds (prior to August 1996 for Partners Fund; April 1997 for Genesis Fund; May 2002 for Fasciano Fund and Millennium Fund) is of the Investor Class, which has lower expenses and typically higher returns than the Advisor Class. Please see the notes to the financial statements for specific information regarding which classes currently have a portion of their operating expenses absorbed by NBMI.

               7. NBMI first became investment advisor of the Fasciano Fund after the close of business on 3/23/2001. This fund is the successor to Fasciano Fund, Inc. The total return data shown through March 23, 2001 are those of its predecessor, Fasciano Fund, Inc.

               8. Performance shown prior to July 1999 for the Institutional Class of Genesis Fund is that of the Investor Class, which has higher expenses and typically lower returns than the Institutional Class.

               9. The investments for the Fund are managed by the same portfolio manager(s) who manage one or more other mutual funds that have similar names, investment objectives, and investment styles as the Fund. You should be aware that the Fund is likely to differ from the other mutual funds in size, cash flow pattern and tax matters. Accordingly, the holdings and performance can be expected to vary from those of the other mutual funds.

              10. As of April 2, 2001, the Fund changed its investment policy to become "non-diversified" under the Investment Company Act of 1940. As a result, the Fund can invest a greater percentage of assets in any single security. This practice could increase the risk of investing in the Fund because it may own fewer securities. The Fund's name prior to January 1, 1995, was Neuberger&Berman Selected Sectors Fund. While the Fund's value-oriented approach is intended to limit risks, the Fund, with its concentration in sectors, may be more affected by any single economic, political or regulatory development than a more diversified mutual fund.

              11. The Fund was relatively small during the period shown. The same techniques used to produce returns in a small fund may not work to produce similar returns in a larger fund.

                 For more complete information on any of the Neuberger Berman
                    Equity Funds, call Neuberger Berman Management Inc. at
                    (800) 877-9700, or visit our website at www.nb.com.

                                               NEUBERGER BERMAN AUGUST 31, 2004

Glossary of Indices

                 S&P 500 Index:       The S&P 500 Index is widely regarded as the standard for measuring large-cap U.S. stock markets' performance and includes a representative sample of leading companies in leading industries.

         Russell 1000(R) Index:       Measures the performance of the 1,000 largest companies in the Russell 3000(R) Index (which measures the performance of the 3,000 largest U.S. companies based on total market capitalization). The Russell 1000 Index represents approximately 92% of the total market capitalization of the Russell 3000 Index.

   Russell 1000(R) Value Index:       Measures the performance of those Russell 1000(R) Index companies with lower price-to-book ratios and lower forecasted growth rates.

  Russell 1000(R) Growth Index:       Measures the performance of those Russell 1000(R) Index companies with higher price-to-book ratios and higher forecasted growth rates.

         Russell 2000(R) Index:       An unmanaged index consisting of securities of the 2,000 issuers having the smallest capitalization in the Russell 3000(R) Index, representing approximately 8% of the Russell 3000
                                      Index total market capitalization. The smallest company's market capitalization is roughly
                                      $117 million.

  Russell 2000(R) Growth Index:       Measures the performance of those Russell 2000(R) Index companies with higher price-to-book ratios and higher forecasted growth rates.

   Russell 2000(R) Value Index:       Measures the performance of those Russell 2000(R) Index companies with lower price-to-book ratios and lower forecasted growth rates.

                 EAFE(R) Index:       Also known as the Morgan Stanley Capital International Europe, Australasia, Far East Index. An
                                      unmanaged index of over 1,000 foreign stock prices. The index is translated into U.S. dollars and includes reinvestment of all dividends and capital gain distributions.

       Russell Midcap(R) Index:       Measures the 800 smallest companies in the Russell 1000(R) Index.

Russell Midcap(R) Growth Index:       An unmanaged index that measures the performance of those Russell Midcap(R) Index (the 800 smallest companies in the Russell 1000(R) Index) companies with higher price-to-book ratios and higher forecasted growth values.

 Russell Midcap(R) Value Index:       An unmanaged index that measures the performance of those Russell Midcap(R) Index (the 800 smallest companies in the Russell 1000(R) Index) companies with lower price-to-book ratios and lower forecasted growth values.

      NAREIT Equity REIT Index:       The NAREIT Equity REIT Index tracks the performance of all Equity REITs currently listed on the New York Stock Exchange, the NASDAQ National Market System and the American Stock
                                      Exchange. REITs are classified as Equity if 75% or more of their gross invested book assets are invested directly or indirectly in equity of commercial properties.

Please note that indices do not take into account any fees and expenses or any tax consequences of investing in the individual securities that they track and that individuals cannot invest directly in any index. Data about the performance of these indices are prepared or obtained by Neuberger Berman Management Inc. and include reinvestment of all dividends and capital gain distributions. The Funds may invest in securities not included in the above-described indices.

Information About Your Fund's Expenses

These tables are designed to provide information regarding costs related to your investments. All mutual funds incur operating expenses, which include management fees, administrative services and shareholder reports among others. The following examples are based on an investment of $1,000 made at the beginning of the period shown and held for the entire period. The table illustrates the fund's costs in two ways:

                             Actual Expenses: The first section of the table provides
                                              information about actual account values and
                                              actual expenses in dollars. You may use the
                                              information in this line, together with the
                                              amount you invested, to estimate the expenses
                                              you paid over the period.

Hypothetical Example for Comparison Purposes: The second section of the table provides information about hypothetical account values
                                              and hypothetical expenses based on the Fund's
                                              actual expense ratio and an assumed rate of
                                              return at 5% per year before expenses. This
                                              return is not the Fund's actual return. The
                                              hypothetical account values and expenses may
                                              not be used to estimate the actual ending
                                              account balance or expenses you paid for the
                                              period. You may use this information to compare
                                              the ongoing costs of investing in these Funds
                                              versus other funds. To do so, compare this 5%
                                              hypothetical example with the 5% hypothetical
                                              examples that appear in the shareholder reports
                                              of other funds.

                                               NEUBERGER BERMAN AUGUST 31, 2004

Expense Information As of 8/31/04 (Unaudited)

Neuberger Berman Century Fund


                                Beginning    Ending    Expenses
                                  Account   Account Paid During
                 Actual             Value     Value the Period*
                 ----------------------------------------------

                 Investor Class    $1,000   $932.70       $7.24

                 Hypothetical (5% annual
                 return before expenses)**
                 ----------------------------------------------
                 Investor Class    $1,000 $1,017.51       $7.56



Neuberger Berman Focus Fund


                                Beginning    Ending    Expenses
                                  Account   Account Paid During
                 Actual             Value     Value the Period*
                 ----------------------------------------------

                 Investor Class    $1,000   $823.30       $4.03
                 Trust Class       $1,000   $822.90       $4.72
                 Advisor Class     $1,000   $822.00       $5.59

                 Hypothetical (5% annual
                 return before expenses)**
                 ----------------------------------------------
                 Investor Class    $1,000 $1,020.71       $4.47
                 Trust Class       $1,000 $1,019.96       $5.23
                 Advisor Class     $1,000 $1,019.00       $6.19



Neuberger Berman Guardian Fund


                                Beginning    Ending    Expenses
                                  Account   Account Paid During
                 Actual             Value     Value the Period*
                 ----------------------------------------------

                 Investor Class    $1,000   $982.30       $4.48
                 Trust Class       $1,000   $981.10       $5.18
                 Advisor Class     $1,000   $979.40       $6.72

                 Hypothetical (5% annual
                 return before expenses)**
                 ----------------------------------------------
                 Investor Class    $1,000 $1,020.61       $4.57
                 Trust Class       $1,000 $1,019.91       $5.28
                 Advisor Class     $1,000 $1,018.35       $6.85


Neuberger Berman Fasciano Fund


                                Beginning    Ending    Expenses
                                  Account   Account Paid During
                 Actual             Value     Value the Period*
                 ----------------------------------------------

                 Investor Class    $1,000   $989.30       $6.30
                 Advisor Class     $1,000   $988.80       $7.50

                 Hypothetical (5% annual
                 return before expenses)**
                 ----------------------------------------------
                 Investor Class    $1,000 $1,018.80       $6.39
                 Advisor Class     $1,000 $1,017.60       $7.61


Neuberger Berman Genesis Fund


                                  Beginning    Ending    Expenses
                                    Account   Account Paid During
              Actual                  Value     Value the Period*
              ---------------------------------------------------

              Investor Class         $1,000   $997.40       $5.27
              Trust Class            $1,000   $997.20       $5.52
              Advisor Class          $1,000   $995.60       $6.82
              Institutional Class    $1,000   $998.40       $4.27

              Hypothetical (5% annual
              return before expenses)**
              ---------------------------------------------------
              Investor Class         $1,000 $1,019.86       $5.33
              Trust Class            $1,000 $1,019.61       $5.58
              Advisor Class          $1,000 $1,018.30       $6.90
              Institutional Class    $1,000 $1,020.86       $4.32


Neuberger Berman International Fund


                                Beginning    Ending    Expenses
                                  Account   Account Paid During
                 Actual             Value     Value the Period*
                 ----------------------------------------------

                 Investor Class    $1,000 $1,024.60       $7.79
                 Trust Class       $1,000 $1,023.10       $9.66

                 Hypothetical (5% annual
                 return before expenses)**
                 ----------------------------------------------
                 Investor Class    $1,000 $1,017.44       $7.76
                 Trust Class       $1,000 $1,015.58       $9.63


 * For each class of the Fund, expenses are equal to the expense ratio for the class, multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period shown).
** Hypothetical 5% annual return before expenses is calculated by multiplying the number of days in the most recent half year divided by 366.

Expense Information As of 8/31/04 cont'd (Unaudited)


Neuberger Berman Manhattan Fund


                                Beginning    Ending    Expenses
                                  Account   Account Paid During
                 Actual             Value     Value the Period*
                 ----------------------------------------------

                 Investor Class    $1,000   $954.40       $5.26
                 Trust Class       $1,000   $953.60       $5.94
                 Advisor Class     $1,000   $951.40       $7.26

                 Hypothetical (5% annual
                 return before expenses)**
                 ----------------------------------------------
                 Investor Class    $1,000 $1,019.76       $5.43
                 Trust Class       $1,000 $1,019.05       $6.14
                 Advisor Class     $1,000 $1,017.70       $7.51


Neuberger Berman Partners Fund


                                Beginning    Ending    Expenses
                                  Account   Account Paid During
                 Actual             Value     Value the Period*
                 ----------------------------------------------

                 Investor Class    $1,000   $955.80       $4.28
                 Trust Class       $1,000   $955.40       $5.06
                 Advisor Class     $1,000   $953.80       $6.19

                 Hypothetical (5% annual
                 return before expenses)**
                 ----------------------------------------------
                 Investor Class    $1,000 $1,020.76       $4.42
                 Trust Class       $1,000 $1,019.96       $5.23
                 Advisor Class     $1,000 $1,018.80       $6.39


Neuberger Berman Regency Fund


                                Beginning    Ending    Expenses
                                  Account   Account Paid During
                 Actual             Value     Value the Period*
                 ----------------------------------------------

                 Investor Class    $1,000   $989.00       $7.45
                 Trust Class       $1,000   $989.00       $7.45

                 Hypothetical (5% annual
                 return before expenses)**
                 ----------------------------------------------
                 Investor Class    $1,000 $1,017.65       $7.56
                 Trust Class       $1,000 $1,017.65       $7.56


Neuberger Berman Millennium Fund


                                Beginning    Ending    Expenses
                                  Account   Account Paid During
                 Actual             Value     Value the Period*
                 ----------------------------------------------

                 Investor Class    $1,000   $920.10       $8.25
                 Trust Class       $1,000   $919.70       $8.20
                 Advisor Class     $1,000   $918.80       $8.97

                 Hypothetical (5% annual
                 return before expenses)**
                 ----------------------------------------------
                 Investor Class    $1,000 $1,016.54       $8.67
                 Trust Class       $1,000 $1,016.59       $8.62
                 Advisor Class     $1,000 $1,015.79       $9.42


Neuberger Berman Real Estate Fund


                              Beginning    Ending    Expenses
                                Account   Account Paid During
                  Actual          Value     Value the Period*
                  -------------------------------------------

                  Trust Class    $1,000 $1,064.90       $7.63

                  Hypothetical (5% annual
                  return before expenses)**
                  -------------------------------------------
                  Trust Class    $1,000 $1,017.75       $7.46



Neuberger Berman Socially Responsive Fund


                                Beginning    Ending    Expenses
                                  Account   Account Paid During
                 Actual             Value     Value the Period*
                 ----------------------------------------------

                 Investor Class    $1,000   $964.80       $5.14
                 Trust Class       $1,000   $963.50       $6.17

                 Hypothetical (5% annual
                 return before expenses)**
                 ----------------------------------------------
                 Investor Class    $1,000 $1,019.91       $5.28
                 Trust Class       $1,000 $1,018.85       $6.34


 * For each class of the Fund, expenses are equal to the expense ratio for the class, multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period shown).
** Hypothetical 5% annual return before expenses is calculated by multiplying the number of days in the most recent half year divided by 366.

                                               NEUBERGER BERMAN AUGUST 31, 2004

Schedule of Investments Century Fund

--------------------------------------------------------------------------------

                            Top Ten Equity Holdings

                                Holding            %

                             1  Microsoft Corp.  4.6

                             2  Pfizer Inc.      4.4

                             3  Johnson &
                                Johnson          4.0

                             4  General Electric 3.4

                             5  Cisco Systems    2.8

                             6  Intel Corp.      2.7

                             7  Wal-Mart Stores  2.6

                             8  American
                                International
                                Group            2.4

                             9  Yahoo! Inc.      2.0

                            10  PepsiCo, Inc.    2.0

--------------------------------------------------------------------------------


               Number of Shares                   Market Value/+/
                                                  (000's omitted)

               Common Stocks (100.1%)

               Advertising (1.3%)
                4,400 Lamar Advertising               $   192*

               Aerospace (1.9%)
                2,500 Boeing Co.                          131
                4,200 Rockwell Collins                    144
                                                      -------
                                                          275

               Banking (0.5%)
                1,500 Fifth Third Bancorp                  75

               Biotechnology (4.3%)
                3,900 Amgen Inc.                          231*
                1,000 Biogen Idec                          59*
                2,100 Genentech, Inc.                     102*
                1,900 Genzyme Corp.                       103*
                1,700 Gilead Sciences                     118*
                                                      -------
                                                          613

               Business Services--IT Business
               Services (1.4%)
                4,800 First Data                          203

               Chemicals (1.1%)
                5,300 Ecolab Inc.                         159

               Communications (1.9%)
                8,600 Motorola, Inc.                      139
                4,000 Univision Communications            132*
                                                      -------
                                                          271

               Communications Equipment (2.8%)
               21,325 Cisco Systems                       400*

               Computer Related (1.0%)
                1,600 Lexmark International Group         142*

               Consumer Staples (3.1%)
                3,000 Clorox Co.                          158
                5,000 Procter & Gamble                    280
                                                      -------
                                                          438

               Cosmetics (1.0%)
                2,600 Colgate-Palmolive                   140

               Energy (1.1%)
                5,600 Halliburton Co.                     163

               Financial Services (2.9%)
                2,900 American Express                    145
                2,600 Fannie Mae                          194
                2,100 Washington Mutual                    81
                                                      -------
                                                          420

               Food & Beverage (3.7%)
                5,600 Coca-Cola                           250



              Number of Shares                    Market Value/+/
                                                  (000's omitted)

               5,650 PepsiCo, Inc.                    $   283
                                                      -------
                                                          533

              Food Products (1.0%)
               2,200 Wm. Wrigley Jr.                      137

              Hardware (3.2%)
               7,300 Dell Inc.                            255*
               2,400 IBM                                  203
                                                      -------
                                                          458

              Health Care (2.9%)
               4,000 Abbott Laboratories                  167
               1,200 Aetna Inc.                           111
               5,200 Teva Pharmaceutical
                      Industries ADR                      142
                                                      -------
                                                          420

              Health Products & Services (5.5%)
               2,000 Boston Scientific                     72*
               1,400 Cardinal Health                       63
               3,900 Medtronic, Inc.                      194
               3,200 Stryker Corp.                        145
               1,800 UnitedHealth Group                   119
               2,650 Zimmer Holdings                      189*
                                                      -------
                                                          782

              Industrial (1.5%)
               3,400 Fastenal Co.                         213

              Instruments (0.7%)
               4,000 Thermo Electron                      105*

              Insurance (3.3%)
               3,200 AFLAC, Inc.                          128
               4,800 American International Group         342
                                                      -------
                                                          470

              Internet (3.2%)
               2,000 eBay Inc.                            173*
              10,000 Yahoo! Inc.                          285*
                                                      -------
                                                          458

              Leisure (0.9%)
               2,600 Marriott International               123

              Machinery & Equipment (1.5%)
               4,200 Danaher Corp.                        216

              Manufacturing (5.8%)
               2,400 3M Co.                               198
              15,000 General Electric                     492
               1,600 Illinois Tool Works                  146
                                                      -------
                                                          836

Schedule of Investments Century Fund cont'd


                Number of Shares                 Market Value/+/
                                                 (000's omitted)

                Media (1.2%)
                 6,350 Comcast Corp. Class A
                        Special                      $   176*

                Oil & Gas (0.7%)
                 1,700 Anadarko Petroleum                101

                Oil Services (1.9%)
                 4,300 Baker Hughes                      169
                 1,600 Schlumberger Ltd.                  99
                                                     -------
                                                         268

                Pharmaceutical (10.5%)
                 2,700 Eli Lilly                         171
                 9,854 Johnson & Johnson                 573
                 3,100 Merck & Co.                       139
                19,125 Pfizer Inc.                       625
                                                     -------
                                                       1,508

                Restaurants (0.9%)
                 3,300 Yum! Brands                       131

                Retail (11.6%)
                 4,500 Gap Inc.                           84
                 2,200 Harley-Davidson                   134
                 5,700 Home Depot                        208
                 2,400 Lowe's Cos.                       119
                 4,200 PETsMART, Inc.                    118
                 5,000 Staples, Inc.                     143
                 3,400 Target Corp.                      152
                 7,200 Wal-Mart Stores                   379
                 5,500 Walgreen Co.                      201
                 1,500 Whole Foods Market                117
                                                     -------
                                                       1,655

                Semiconductors (5.5%)
                 1,000 Analog Devices                     35
                 5,500 Applied Materials                  87*
                18,000 Intel Corp.                       383
                 1,000 Linear Technology                  36
                 1,000 Maxim Integrated Products          43
                 4,400 National Semiconductor             59*
                 5,100 Texas Instruments                 100
                 1,400 Xilinx Inc.                        38
                                                     -------
                                                         781

                Software (6.1%)
                 2,400 Electronic Arts                   119*
                24,200 Microsoft Corp.                   661
                 9,400 Oracle Corp.                       94*
                                                     -------
                                                         874

                Technology (0.7%)
                 9,600 Corning Inc.                       97*


                Number of Shares              Market Value/+/
                                              (000's omitted)

                Telecommunications (1.8%)
                  6,600 QUALCOMM Inc.             $   251

                Transportation (1.7%)
                  3,400 United Parcel Service         248

                Total Common Stocks
                (Cost $13,509)                     14,332
                                                  -------

                Principal Amount

                Short-Term Investments (0.1%)
                $19,646 Neuberger Berman
                         Institutional Cash
                         Fund Trust Class
                         (Cost $20)                    20#@/++/
                                                  -------

                Total Investments (100.2%)
                (Cost $13,529)                     14,352##
                Liabilities, less cash,
                 receivables and other assets
                 [(0.2%)]                             (28)
                                                  -------

                Total Net Assets (100.0%)         $14,324
                                                  -------


See Notes to Schedule of Investments

                                               NEUBERGER BERMAN AUGUST 31, 2004

Schedule of Investments Fasciano Fund

--------------------------------------------------------------------------------

                            Top Ten Equity Holdings


                               Holding             %

                            1  OM Group          3.2

                            2  Landstar System   3.1

                            3  MSC Industrial
                               Direct            2.4

                            4  ScanSource, Inc.  2.3

                            5  G & K Services    2.3

                            6  International
                               Speedway          2.2

                            7  Assured Guaranty  2.1

                            8  Plantronics, Inc. 2.1

                            9  Pulitzer Inc.     2.0

                           10  HCC Insurance
                               Holdings          1.9

--------------------------------------------------------------------------------


             Number of Shares                    Market Value/+/
                                                ( 000's omitted)

             Common Stocks (91.4%)

             Auto/Truck Replacement Parts (1.1%)
             129,500 American Axle &
                      Manufacturing Holdings        $  4,389/(S)/

             Banking & Financial (1.8%)
             150,030 Boston Private Financial
                      Holdings                         3,655
              58,200 Wintrust Financial                3,194/(S)/
                                                    --------
                                                       6,849

             Basic Materials (0.5%)
             101,100 AMCOL International               1,730

             Biotechnology (1.0%)
              98,700 Techne Corp.                      3,824*/(S)/

             Business Services (4.7%)
             103,600 Clark, Inc.                       1,393*
             239,000 G & K Services                    8,702
              66,800 Ritchie Bros. Auctioneers         1,866
             123,500 Rollins, Inc.                     2,885
             128,000 Watson Wyatt & Co.                3,226/(S)/
                                                    --------
                                                      18,072

             Commercial Services (4.5%)
             160,100 Modine Manufacturing              4,771
             362,100 OM Group                         12,329*
                                                    --------
                                                      17,100

             Consumer Products & Services (9.2%)
             222,000 Blyth, Inc.                       6,662
             224,900 Central Parking                   3,655/(S)/
             204,200 Plantronics, Inc.                 7,933
             199,200 Snap-on                           6,329
             283,500 Spartech Corp.                    6,869/(S)/
             124,331 Tootsie Roll Industries           3,834
                                                    --------
                                                      35,282

             Distributor (5.4%)
             236,600 D & K Healthcare Resources        2,520
             294,300 MSC Industrial Direct             9,144
             150,100 ScanSource, Inc.                  9,012*/(S)/
                                                    --------
                                                      20,676

             Electrical & Electronics (0.8%)
              76,300 Daktronics, Inc.                  1,781*
             122,800 LoJack Corp.                      1,284*
                                                    --------
                                                       3,065

             Entertainment (2.2%)
             158,800 International Speedway            8,400


             Number of Shares                    Market Value/+/
                                                ( 000's omitted)

             Filters (1.5%)
              57,200 CLARCOR Inc.                   $  2,534
              58,920 CUNO Inc.                         3,351*
                                                    --------
                                                       5,885

             Financial Services (5.6%)
              37,700 FactSet Research Systems          1,679
              91,200 Financial Federal                 3,033*/(S)/
              68,700 Greater Bay Bancorp               1,956/(S)/
             255,000 HCC Insurance Holdings            7,421
             112,600 ITLA Capital                      4,776*
             130,600 W.P. Stewart & Co.                2,595/(S)/
                                                    --------
                                                      21,460

             Health Care (2.7%)
             163,800 Apria Healthcare Group            4,626*
             131,800 Charles River Laboratories
                      International                    5,740*/(S)/
                                                    --------
                                                      10,366

             Health Products & Services (8.9%)
             500,000 Hooper Holmes                     2,050
              84,700 ICU Medical                       2,218*/(S)/
             392,100 K-V Pharmaceutical                6,242*/(S)/
             129,500 Landauer, Inc.                    5,799
             248,800 Priority Healthcare               5,531*/(S)/
             224,900 STERIS Corp.                      5,146*
             240,700 Young Innovations                 7,257
                                                    --------
                                                      34,243

             Heavy Industry (1.0%)
             123,000 Chicago Bridge & Iron             3,646

             Insurance (4.9%)
             501,500 Assured Guaranty                  8,039
             177,200 Direct General                    5,391
              69,600 Hilb, Rogal and Hamilton          2,369
              81,700 RLI Corp.                         3,022
                                                    --------
                                                      18,821

             Internet (0.4%)
              61,800 j2 Global Communications          1,561*/(S)/

             Machinery & Equipment (5.1%)
              98,500 Bucyrus International             2,603*/(S)/
             214,500 IDEX Corp.                        6,590
             126,600 Lindsay Manufacturing             3,160/(S)/
             141,400 Regal-Beloit                      3,119/(S)/
             211,100 Robbins & Myers                   4,032
                                                    --------
                                                      19,504

Schedule of Investments Fasciano Fund cont'd


               Number of Shares                Market Value/+/
                                              ( 000's omitted)

               Oil & Gas (3.7%)
                71,300 CARBO Ceramics             $  4,588
               107,000 FMC Technologies              3,287*
               147,400 Offshore Logistics            4,393*
                56,000 Universal Compression
                        Holdings                     1,837*
                                                  --------
                                                    14,105

               Publishing & Broadcasting (11.9%)
                45,800 Courier Corp.                 1,845
               363,300 Emmis Communications          6,994*/(S)/
               365,900 Journal Communications        6,143
               378,900 Journal Register              7,222*
               113,600 Lee Enterprises               5,377
                49,600 McClatchy Co.                 3,556
               140,000 Meredith Corp.                7,011
               155,400 Pulitzer Inc.                 7,568
                                                  --------
                                                    45,716

               Real Estate (1.2%)
                48,400 Beazer Homes USA              4,726/(S)/

               Restaurants (2.8%)
               182,300 Ruby Tuesday                  4,931
               337,500 Steak n Shake                 5,805*
                                                  --------
                                                    10,736

               Retail (2.1%)
               106,000 Christopher & Banks           1,867
               127,900 Regis Corp.                   5,235
                62,300 Sharper Image                 1,118*
                                                  --------
                                                     8,220

               Semiconductors (0.5%)
                62,100 Cabot Microelectronics        2,073*/(S)/

               Technology (0.9%)
               252,490 Methode Electronics           3,328

               Transportation (4.1%)
               209,595 Heartland Express             3,676
               229,200 Landstar System              12,029*/(S)/
                                                  --------
                                                    15,705

               Waste Management (2.9%)
               152,300 Stericycle, Inc.              7,185*
               128,400 Waste Connections             3,769*
                                                  --------
                                                    10,954

               Total Common Stocks
               (Cost $274,679)                     350,436
                                                  --------


               Principal Amount                 Market Value/+/
                                               ( 000's omitted)

               Short-Term Investments (19.4%)
               $43,286,900 N&B Securities
                            Lending Quality
                            Fund, LLC              $ 43,287/++/
                31,101,384 Neuberger Berman
                            Institutional Cash
                            Fund Trust Class         31,101@/++/
                                                   --------

               Total Short-Term Investments
               (Cost $74,388)                        74,388#
                                                   --------

               Total Investments (110.8%)
               (Cost $349,067)                      424,824##
               Liabilities, less cash,
                receivables and other assets
                [(10.8%)]                           (41,409)
                                                   --------

               Total Net Assets (100.0%)           $383,415
                                                   --------


See Notes to Schedule of Investments

                                               NEUBERGER BERMAN AUGUST 31, 2004

Schedule of Investments Focus Fund

--------------------------------------------------------------------------------

                            Top Ten Equity Holdings


                                Holding           %

                             1  Capital One
                                Financial      17.2

                             2  Citigroup Inc. 12.0

                             3  International
                                Rectifier      10.5

                             4  J.P. Morgan
                                Chase           6.7

                             5  Bank of
                                America         6.6

                             6  Fannie Mae      5.8

                             7  Merrill Lynch   5.7

                             8  Flextronics
                                International   3.3

                             9  Amdocs Ltd.     2.9

                            10  Nokia Corp.
                                ADR             2.8

--------------------------------------------------------------------------------

           Number of Shares                         Market Value/+/
                                                    (000's omitted)

           Common Stocks (96.4%)

           Autos & Housing (3.4%)
             701,500 Autoliv, Inc.               $   29,638
             237,000 Centex Corp.                    10,848
             235,000 Lennar Corp.                    10,763
                                                 ----------
                                                     51,249

           Consumer Goods & Services (2.3%)
           1,394,100 MemberWorks Inc.                34,769*/(S)//++/

           Financial Services (57.0%)
           2,208,000 Bank of America                 99,316/(S)/
           3,830,000 Capital One Financial          259,521/(S)/
           3,876,000 Citigroup Inc.                 180,544
           1,165,000 Fannie Mae                      86,734
           2,540,000 J.P. Morgan Chase              100,533/(S)/
           1,690,000 Merrill Lynch                   86,308
             308,000 Morgan Stanley                  15,625
           2,120,000 Providian Financial             30,613*
                                                 ----------
                                                    859,194

           Retail (7.7%)
           1,053,300 Furniture Brands
                      International                  24,226
             549,100 Neiman Marcus
                      Group Class B                  27,043
           1,685,000 Select Comfort                  26,758*/(S)/
           1,812,800 TJX Cos.                        38,359/(S)/
                                                 ----------
                                                    116,386

           Technology (26.0%)
           1,400,000 Advanced Micro
                      Devices                        16,002*/(S)/
           2,170,000 Amdocs Ltd.                     43,617*
             400,000 BEA Systems                      2,640*
           1,050,000 Computer Associates             25,431/(S)/
           4,053,000 Flextronics International       50,298*/(S)/
           4,832,700 International Rectifier        158,802*/++/
           1,965,000 Jabil Circuit                   40,538*
           3,600,000 Nokia Corp. ADR                 42,768/(S)/
             320,000 Tech Data                       12,051*
                                                 ----------
                                                    392,147

           Total Common Stocks
           (Cost $990,240)                        1,453,745
                                                 ----------


               Principal Amount                Market Value/+/
                                               (000's omitted)

               Short-Term Investments (6.6%)
               $43,054,300 N&B Securities
                            Lending Quality
                            Fund, LLC            $   43,054/++/
                56,907,185 Neuberger Berman
                            Institutional Cash
                            Fund Trust Class         56,907@/++/
                                                 ----------

               Total Short-Term Investments
               (Cost $99,961)                        99,961#
                                                 ----------

               Total Investments (103.0%)
               (Cost $1,090,201)                  1,553,706##
               Liabilities, less cash,
                receivables and other assets
                [(3.0%)]                            (45,830)
                                                 ----------

               Total Net Assets (100.0%)         $1,507,876
                                                 ----------


See Notes to Schedule of Investments

Schedule of Investments Genesis Fund

--------------------------------------------------------------------------------

                            Top Ten Equity Holdings

                                Holding           %

                             1  Zebra
                                Technologies    3.2

                             2  Church & Dwight 2.8

                             3  Alberto-Culver
                                Class B         2.6

                             4  Mentor Corp.    2.4

                             5  AptarGroup Inc. 2.3

                             6  XTO Energy      2.3

                             7  United Defense
                                Industries      2.1

                             8  Henry Schein    1.9

                             9  Patterson
                                Companies       1.7

                            10  East West
                                Bancorp         1.7

--------------------------------------------------------------------------------

             Number of Shares                   Market Value/+/
                                                (000's omitted)

             Common Stocks (93.7%)

             Aerospace (0.1%)
               248,750 Ducommun Inc.             $  5,390*

             Automotive (0.3%)
               593,700 Gentex Corp.                20,388/(S)/

             Banking & Financial (7.9%)
               280,100 Alabama National            16,739/(S)/
             1,748,400 Bank of Hawaii              83,014/(S)/
               664,994 BOK Financial               28,528*
               450,900 Central Pacific
                        Financial                  12,603
             1,254,200 Colonial BancGroup          25,310
             1,565,900 Cullen/Frost Bankers        70,450
               966,800 Dime Community
                        Bancshares                 16,078
             3,177,400 East West Bancorp          115,117/++/
               173,200 First Community
                        Bancorp                     7,051
             2,034,750 First Niagara
                        Financial Group            25,617
               787,550 OceanFirst Financial        17,980/++/
               828,370 Prosperity Bancshares       21,471/(S)/
             1,247,962 Sterling Bancshares         16,773
             1,038,552 Texas Regional
                        Bancshares                 30,367/(S)/
               919,000 Westamerica Bancorp         48,468
                                                 --------
                                                  535,566

             Building, Construction & Furnishing (1.3%)
             1,521,800 Simpson
                        Manufacturing              85,982/++/

             Business Services (2.1%)
             1,523,000 Arbitron Inc.               59,032*
             1,938,000 Harte-Hanks                 48,082
             1,289,200 Ritchie Bros.
                        Auctioneers                36,007
                                                 --------
                                                  143,121

             Capital Equipment (1.2%)
             1,425,600 Joy Global                  43,210
             1,010,300 Terex Corp.                 36,502*/(S)/
                                                 --------
                                                   79,712

             Consumer Products & Services (6.9%)
             3,640,350 Alberto-Culver Class B     175,792
               568,800 Blyth, Inc.                 17,070
             4,186,300 Church & Dwight            188,258/(S)//++/
             2,431,200 Matthews International      85,943/++/
                                                 --------
                                                  467,063


             Number of Shares                    Market Value/+/
                                                 (000's omitted)

             Defense (7.4%)
             1,148,162 Alliant Techsystems       $ 66,525*
             1,657,500 Anteon International        54,449*/(S)/
               847,800 Applied Signal
                        Technology                 29,410/++/
               564,800 CACI International          27,500*
             2,568,975 Engineered Support
                        Systems                   111,005/(S)//++/
             2,735,700 ManTech International       43,826*/++/
             1,219,800 MTC Technologies            30,422*/++/
             3,664,800 United Defense
                        Industries                140,105*/++/
                                                 --------
                                                  503,242

             Diagnostic Equipment (1.8%)
             1,292,300 Biosite Inc.                61,190*/(S)//++/
             2,599,100 Cytyc Corp.                 62,275*/(S)/
                                                 --------
                                                  123,465

             Filters (2.5%)
             1,278,100 CLARCOR Inc.                56,620/(S)//++/
               672,000 CUNO Inc.                   38,223*
             2,533,200 Donaldson Co.               71,943/(S)/
                                                 --------
                                                  166,786

             Financial Services (0.2%)
               537,400 Jackson Hewitt Tax
                        Service                    10,399

             Financial Technology (1.4%)
             3,400,437 Fair Isaac                  91,574/(S)/
                36,600 Nelnet, Inc.                   855*
                                                 --------
                                                   92,429

             Food & Beverage (1.0%)
             2,620,000 Cott Corp.                  71,028*/(S)/

             Health Care (13.8%)
             2,263,000 Charles River
                        Laboratories
                        International              98,554*/(S)/
               579,600 Datascope Corp.             20,912
             1,938,100 DENTSPLY International      98,746
               472,600 Diagnostic Products         19,102
               413,900 Haemonetics Corp.           13,087*
             2,082,300 Henry Schein               129,686*/(S)/
             2,239,900 IDEXX Laboratories         109,105*/++/
             3,059,250 K-V Pharmaceutical          48,703*/(S)//++/
             4,526,000 Mentor Corp.               159,225/(S)//++/
             1,939,600 Odyssey Healthcare          34,370*/(S)//++/
             1,609,200 Patterson Companies        117,842*/(S)/
               725,000 Respironics, Inc.           38,570*/(S)/
             2,341,432 Taro Pharmaceutical
                        Industries                 48,538*/(S)//++/
                                                 --------
                                                  936,440

                                               NEUBERGER BERMAN AUGUST 31, 2004

Schedule of Investments Genesis Fund cont'd


            Number of Shares                     Market Value/+/
                                                 (000's omitted)

            Health Products & Services (0.9%)
              895,800 ICU Medical               $  23,461*/(S)//++/
            1,538,700 STERIS Corp.                 35,205*
                                                ---------
                                                   58,666

            Heavy Industry (0.7%)
            1,487,100 Chicago Bridge & Iron        44,078

            Industrial & Commercial Products (2.6%)
              969,700 Brady Corp.                  42,696
            1,208,193 Dionex Corp.                 55,649*/++/
            1,374,700 Roper Industries             75,815/(S)/
                                                ---------
                                                  174,160

            Insurance (4.1%)
              537,000 Arthur J. Gallagher          17,109/(S)/
               29,600 Aspen Insurance
                       Holdings                       698
            1,023,700 Axis Capital Holdings        24,436
            1,476,500 Brown & Brown                66,295/(S)/
            1,206,907 Erie Indemnity               60,031/(S)/
              974,800 HCC Insurance Holdings       28,367
              795,300 Montpelier Re Holdings       27,430
            1,279,525 W. R. Berkley                51,667/(S)/
                                                ---------
                                                  276,033

            Intermediates (0.4%)
            1,047,700 Delta & Pine Land            26,622

            Medical Services (1.9%)
              588,683 AmSurg Corp.                 13,151*
            1,749,900 Renal Care Group             55,419*
            1,387,300 Universal Health
                       Services Class B            62,498/(S)/
                                                ---------
                                                  131,068

            Mining (0.9%)
            2,827,800 Compass Minerals
                       International               60,713/++/

            Office Equipment (1.4%)
            2,311,800 United Stationers            95,177*/++/

            Oil & Gas (8.0%)
              564,400 Cabot Oil & Gas              22,807
            3,816,100 Chesapeake Energy            53,922/(S)/
              856,000 Comstock Resources           15,776*
            2,489,400 Encore Acquisition           69,454*/++/
              782,200 Energy Partners              11,960*/(S)/
            1,557,400 Evergreen Resources          61,439*/(S)/
              949,200 KCS Energy                   11,913*
              730,000 Newfield Exploration         40,406*
            1,165,200 St. Mary Land &
                       Exploration                 40,654/(S)/
            1,078,290 Swift Energy                 21,943*


            Number of Shares                      Market Value/+/
                                                  (000's omitted)
            1,224,500 Unit Corp.                 $  38,449*
            5,509,250 XTO Energy                   154,479
                                                 ---------
                                                   543,202

            Oil Services (6.9%)
            1,871,800 Cal Dive International        55,911*/(S)/
            1,199,380 Cimarex Energy                35,897*
              949,000 Helmerich & Payne             24,541/(S)/
              783,900 Nabors Industries             34,570*/(S)/
            3,627,077 National-Oilwell             108,449*/(S)/
              818,400 Oceaneering
                       International                26,205*
              776,600 Offshore Logistics            23,143*
            1,696,400 Patterson-UTI Energy          29,382
              617,300 Pride International           11,334*/(S)/
            1,185,000 Smith International           67,521*/(S)/
            2,004,200 Varco International           48,662*
                                                 ---------
                                                   465,615

            Packing & Containers (2.3%)
            3,478,600 AptarGroup Inc.              158,068/(S)//++/

            Pharmaceutical (1.1%)
            2,292,700 Pharmaceutical Product
                       Development                  77,837*/(S)/

            Publishing & Broadcasting (1.5%)
            1,889,000 R.H. Donnelley                87,744*/(S)//++/
              370,200 Valassis Communications       10,462*
                                                 ---------
                                                    98,206

            Restaurants (1.4%)
            1,143,400 IHOP Corp.                    39,676/++/
            2,012,900 Ruby Tuesday                  54,449
                                                 ---------
                                                    94,125

            Retail (5.3%)
            2,058,849 Big 5 Sporting Goods          39,427*/++/
            1,584,900 Hancock Fabrics               17,609/++/
              970,000 Hibbett Sporting Goods        17,625*
            1,170,900 Michaels Stores               67,128
            2,344,400 Regis Corp.                   95,956/++/
              991,638 School Specialty              35,153*/(S)//++/
            2,441,900 Talbots, Inc.                 65,467
              508,300 Tractor Supply                17,699*
                                                 ---------
                                                   356,064

            Technology (5.4%)
            1,110,000 Black Box                     40,226/(S)//++/
            3,815,400 Electronics for Imaging       75,850*/(S)//++/
              680,500 MICROS Systems                31,671*/(S)/
               75,000 SRA International              3,400*
            3,790,800 Zebra Technologies           216,644*/++/
                                                 ---------
                                                   367,791

Schedule of Investments Genesis Fund cont'd


              Number of Shares                    Market Value/+/
                                                  (000's omitted)

              Technology--Semiconductor (0.9%)
                 1,462,400  Actel Corp.        $   21,132*/++/
                 1,558,100  Cognex Corp.           41,710/(S)/
                                               ----------
                                                   62,842

              Waste Management (0.1%)
                 1,557,200  Bennett
                             Environmental          8,752*/(S)//++/

              Total Common Stocks
              (Cost $4,423,663)                 6,340,030
                                               ----------

              Principal Amount

              Short-Term Investments (17.6%)
              $779,125,370  N&B Securities
                             Lending
                             Quality Fund,
                             LLC                  779,125/++/
               409,304,872  Neuberger Berman
                             Institutional
                             Cash Fund
                             Trust Class          409,305@/++/
                                               ----------

              Total Short-Term Investments
              (Cost $1,188,430)                 1,188,430#
                                               ----------

              Total Investments (111.3%)
              (Cost $5,612,093)                 7,528,460##
              Liabilities, less cash,
               receivables and other assets
               [(11.3%)]                         (767,232)
                                               ----------

              Total Net Assets (100.0%)        $6,761,228
                                               ----------


See Notes to Schedule of Investments

                                               NEUBERGER BERMAN AUGUST 31, 2004

Schedule of Investments Guardian Fund

--------------------------------------------------------------------------------

                            Top Ten Equity Holdings


                                 Holding          %

                              1  Newfield
                                 Exploration    4.6

                              2  Liberty Media  4.3

                              3  L-3
                                 Communications
                                 Holdings       4.1

                              4  Vodafone Group
                                 ADR            3.7

                              5  Willis Group
                                 Holdings       3.7

                              6  UnitedHealth
                                 Group          3.6

                              7  State Street   3.6

                              8  Quest
                                 Diagnostics    3.5

                              9  Praxair, Inc.  3.4

                             10  Danaher Corp.  3.4

--------------------------------------------------------------------------------

            Number of Shares                       Market Value/+/
                                                   (000's omitted)

            Common Stocks (98.5%)

            Banking & Financial (6.5%)
              928,000 Fifth Third Bancorp           $   46,223
            1,272,300 State Street                      57,431
                                                    ----------
                                                       103,654

            Consumer Cyclicals (3.0%)
            1,083,200 Target Corp.                      48,289

            Defense (4.1%)
            1,035,100 L-3 Communications
                       Holdings                         64,839

            Diversified (3.4%)
            1,058,100 Danaher Corp.                     54,408/(S)/

            Energy (2.6%)
              759,400 BP PLC ADR                        40,780

            Financial Services (6.9%)
              435,600 Ambac Financial Group             32,888/(S)/
              698,464 Citigroup Inc.                    32,534
              491,900 Goldman Sachs                     44,099/(S)/
                                                    ----------
                                                       109,521

            Health Products & Services (7.2%)
              652,500 Quest Diagnostics                 55,854
              876,500 UnitedHealth Group                57,963
                                                    ----------
                                                       113,817

            Industrial Gases (3.4%)
            1,340,800 Praxair, Inc.                     54,410

            Insurance (7.1%)
               16,250 Berkshire Hathaway
                       Class B                          47,028*
              161,100 RenaissanceRe Holdings             7,752
            1,669,200 Willis Group Holdings             58,372/(S)/
                                                    ----------
                                                       113,152

            Media (9.9%)
            1,509,200 Comcast Corp.
                       Class A Special                  41,880*/(S)/
            7,704,176 Liberty Media                     68,644*
              984,691 Liberty Media International
                       Class A                          33,283*/(S)/
            2,045,349 UnitedGlobalCom                   13,908*/(S)/
                                                    ----------
                                                       157,715

            Oil & Gas (6.5%)
              519,200 EOG Resources                     29,994
            1,328,750 Newfield Exploration              73,547*
                                                    ----------
                                                       103,541


             Number of Shares                     Market Value/+/
                                                  (000's omitted)

             Oil Services (1.2%)
               296,900 Schlumberger Ltd.           $   18,348/(S)/

             Pharmaceutical (4.8%)
               445,850 Millipore Corp.                 22,426*
             1,166,400 Novartis AG ADR                 54,180/(S)/
                                                   ----------
                                                       76,606

             Real Estate (4.9%)
               744,400 AMB Property                    27,803
             1,527,200 Equity Residential              49,466
                                                   ----------
                                                       77,269

             Technology (6.0%)
             1,322,100 Dell Inc.                       46,062*/(S)/
             1,920,150 National Instruments            50,058/(S)/
                                                   ----------
                                                       96,120

             Technology--Semiconductor (4.9%)
             2,530,800 Altera Corp.                    47,883*
             1,579,100 Texas Instruments               30,855/(S)/
                                                   ----------
                                                       78,738

             Technology--Semiconductor Capital
             Equipment (1.9%)
             2,360,650 Teradyne, Inc.                  30,382*/(S)/

             Telecommunications (3.7%)
             2,549,600 Vodafone Group ADR              58,386/(S)/

             Transportation (4.0%)
               370,500 Burlington Northern
                        Santa Fe                       13,264
             1,105,050 Canadian National
                        Railway                        50,357/(S)/
                                                   ----------
                                                       63,621

             Utilities (3.3%)
             5,849,900 National Grid Transco           48,909
                76,600 National Grid Transco ADR        3,249/(S)/
                                                   ----------
                                                       52,158

             Waste Management (3.2%)
               932,200 Republic Services               26,055
               888,100 Waste Management                24,680
                                                   ----------
                                                       50,735

             Total Common Stocks
             (Cost $1,249,554)                      1,566,489
                                                   ----------

Schedule of Investments Guardian Fund cont'd


               Principal Amount                 Market Value/+/
                                                (000's omitted)

               Short-Term Investments (17.4%)
               $253,617,700 N&B Securities
                             Lending Quality
                             Fund, LLC            $  253,618/++/
                 22,764,705 Neuberger Berman
                             Institutional Cash
                             Fund Trust Class         22,765@/++/
                                                  ----------

               Total Short-Term Investments
               (Cost $276,383)                       276,383#
                                                  ----------

               Total Investments (115.9%)
               (Cost $1,525,937)                   1,842,872##
               Liabilities, less cash,
                receivables and other assets
                [(15.9%)]                           (252,883)
                                                  ----------

               Total Net Assets (100.0%)          $1,589,989
                                                  ----------


See Notes to Schedule of Investments

                                               NEUBERGER BERMAN AUGUST 31, 2004

Schedule of Investments International Fund

--------------------------------------------------------------------------------


Top Ten Equity Holdings

    Holding                      Country        Industry                       %

 1  Anglo Irish Bank             Ireland        Banking & Financial          3.1

 2  Vodafone Group               United Kingdom Telecommunications--Wireless 2.0

 3  C&C Group                    Ireland        Food & Beverage              2.0

 4  Public Power Corp.           Greece         Energy                       1.9

 5  Talisman Energy              Canada         Energy                       1.9

 6  Hunter Douglas               Netherlands    Home Furnishings             1.9

 7  Total SA ADR                 France         Energy                       1.8

 8  TPV Technology               Hong Kong      Technology--Hardware         1.8

 9  Allied Irish Banks           Ireland        Banking                      1.8

10  Cosmote Mobile Communication Greece         Telecommunications           1.7

--------------------------------------------------------------------------------

                Number of Shares                Market Value/+/
                                                (000's omitted)

                Common Stocks (94.4%)

                Australia (3.4%)
                130,909 Australia & New Zealand
                         Banking Group             $  1,698
                134,750 Cochlear Ltd.                 1,832
                598,806 Ramsay Health Care            2,641
                                                   --------
                                                      6,171

                Belgium (0.9%)
                 51,045 Interbrew                     1,640

                Brazil (1.2%)
                 67,670 Petroleo Brasileiro ADR       2,081/(S)/

                Canada (5.5%)
                 69,385 Canadian Western Bank         2,121
                107,255 Great Canadian Gaming         2,458*
                 63,763 PetroKazakhstan, Inc.         1,911
                149,855 Talisman Energy               3,421/(S)/
                                                   --------
                                                      9,911

                Finland (0.8%)
                129,650 Pohjola Group, D Shares       1,365

                France (11.8%)
                 26,391 Beneteau                      1,672


            Number of Shares                       Market Value/+/
                                                   (000's omitted)
             46,015 BNP Paribas                       $  2,790
             19,700 CNP Assurances                       1,196
             92,902 Credit Agricole                      2,343
             15,895 Ipsos                                1,530
             48,825 Neopost SA                           2,956
             24,320 Pierre & Vacances                    2,074
             24,665 Publicis Groupe                        667
             32,170 Rodriguez Group                      1,578
             11,665 Societe Generale, A Shares             998
             33,315 Total SA ADR                         3,265/(S)/
                                                      --------
                                                        21,069

            Germany (0.5%)
             45,810 Stada Arzneimittel                     918

            Greece (5.7%)
             35,690 Babis Vovos                            716
            192,825 Cosmote Mobile
                     Communication                       3,120
             64,625 Greek Organization of Football
                     Prognostics                         1,238
            235,965 Hellenic Exchanges                   1,748*
            143,025 Public Power Corp.                   3,450
                                                      --------
                                                        10,272

Schedule of Investments International Fund cont'd


              Number of Shares                   Market Value/+/
                                                 (000's omitted)

              Hong Kong (3.0%)
                 87,730 China Mobile (Hong Kong)
                         ADR                        $  1,282/(S)/
              3,594,000 IDT International                857
              4,990,000 TPV Technology                 3,231
                                                    --------
                                                       5,370

              Ireland (8.2%)
                198,803 Allied Irish Banks             3,144
                337,043 Anglo Irish Bank               5,626
              1,126,130 C&C Group                      3,498*
                106,186 CRH PLC                        2,414
                                                    --------
                                                      14,682

              Italy (2.3%)
                 18,820 e.Biscom                         917*
                107,841 Merloni Elettrodomestici       1,951
                243,340 UniCredito Italiano            1,168
                                                    --------
                                                       4,036

              Japan (17.0%)
                 27,550 Acom Co.                       1,822
                141,500 Aica Kogyo                     1,700
                 27,400 Alfresa Holdings               1,214
                 22,400 Belluna Co.                      758
                300,000 Brother Industries             2,578
                 59,300 F.C.C. Co.                     3,035
                    650 Fullcast Co.                   1,645
                 25,000 Japan Cash Machine               993
                 47,300 Mandom Corp.                   1,147
                 39,500 Mars Engineering               1,565
                 97,000 Maruichi Steel Tube            1,709
                204,000 Nissan Motor                   2,230
                 48,000 Nissha Printing                  700
                  1,341 NTT DoCoMo                     2,497
                 34,900 Rinnai Corp.                   1,012
                241,000 Takuma Co.                     1,844
                138,800 TENMA Corp.                    2,360
                 99,100 TKC Corp.                      1,607
                                                    --------
                                                      30,416

              Netherlands (4.6%)
                 30,976 Fugro NV                       2,182
                 75,977 Hunter Douglas                 3,349
                 98,648 Imtech NV                      2,650
                                                    --------
                                                       8,181

              Norway (1.0%)
                 79,950 Prosafe ASA                    1,778

              South Africa (1.4%)
                 36,775 Harmony Gold Mining ADR          459
              1,698,659 Steinhoff International        2,094
                                                    --------
                                                       2,553


              Number of Shares                   Market Value/+/
                                                 (000's omitted)

              Spain (4.9%)
                 86,996 Banco de Sabadell           $  1,733
                 47,705 Banco Popular Espanol          2,588
                 40,870 Fadesa Inmobiliaria              537*
                103,160 Repsol YPF                     2,136
                 40,002 Telefonica SA ADR              1,717
                                                    --------
                                                       8,711

              Sweden (3.6%)
                154,550 Capio AB                       1,439*
                 78,900 D. Carnegie & Co.                700
                103,400 Nobia AB                       1,235
                 42,040 Oriflame Cosmetics               965*
                213,235 Swedish Match                  2,162
                                                    --------
                                                       6,501

              United Kingdom (17.5%)
                199,920 Barratt Developments           2,134
                223,460 British Sky Broadcasting
                         Group                         1,926
                239,015 Burren Energy                  1,508*
                 82,001 GlaxoSmithKline PLC            1,672
                439,020 Kensington Group               3,027
                758,850 MFI Furniture Group            1,693
                194,105 Northern Rock                  2,483
                346,280 Redrow PLC                     2,247
              1,393,338 RPS Group                      3,102
                148,461 Stanley Leisure                1,172
                 79,065 Travis Perkins                 1,943
                227,500 Trinity Mirror                 2,646
              1,595,955 Vodafone Group                 3,633
                218,617 William Hill                   2,142
                                                    --------
                                                      31,328

              United States (1.1%)
                 44,620 Autoliv, Inc.                  1,885

              Total Common Stocks
              (Cost $146,778)                        168,868
                                                    --------

              Preferred Stocks (2.2%)

              Brazil (1.0%)
                 82,245 Companhia de Bebidas das
                         Americas ADR                  1,785/(S)/

              Germany (1.2%)
                  3,522 Porsche AG                     2,144

              Total Preferred Stocks
              (Cost $3,542)                            3,929
                                                    --------

                                               NEUBERGER BERMAN AUGUST 31, 2004

Schedule of Investments International Fund cont'd


               Principal Amount                  Market Value/+/
                                                 (000's omitted)

               Short-Term Investments (8.6%)
               $9,670,900 N&B Securities Lending
                           Quality Fund, LLC        $  9,671/++/
                5,672,685 Neuberger Berman
                           Institutional Cash
                           Fund Trust Class            5,673@/++/
                                                    --------

               Total Short-Term Investments
               (Cost $15,344)                         15,344#
                                                    --------


                                                           Market Value/+/
                                                           (000's omitted)

                             Total Investments (105.2%)
                             (Cost $165,664)                  $188,141##
                             Liabilities, less cash,
                              receivables and other assets
                              [(5.2%)]                          (9,274)
                                                              --------

                             Total Net Assets (100.0%)        $178,867
                                                              --------

Summary Schedule of Investments by Industry International Fund


                                                 Market Value/+/ Percentage of
  Industry                                       (000's omitted)    Net Assets
  --------                                       --------------- -------------

  Banking                                           $ 17,278          9.6%
  Banking & Financial                                 14,263          8.0%
  Building, Construction & Furnishings                12,062          6.7%
  Energy                                              10,136          5.7%
  Oil & Gas                                            9,414          5.3%
  Manufacturing                                        8,810          4.9%
  Consumer Products & Services                         7,255          4.1%
  Telecommunications                                   7,037          3.9%
  Automotive                                           6,260          3.5%
  Business Services                                    6,209          3.5%
  Telecommunications--Wireless                         6,129          3.4%
  Media                                                6,101          3.4%
  Health Products & Services                           5,687          3.2%
  Food & Beverage                                      5,283          3.0%
  Entertainment                                        4,552          2.5%
  Home Furnishings                                     3,349          1.9%
  Technology--Hardware                                 3,231          1.8%
  Utilities                                            3,102          1.7%
  Diversified                                          2,650          1.5%
  Pharmaceutical                                       2,590          1.4%
  Insurance                                            2,561          1.4%
  Consumer Cyclical--Leisure & Consumer Services       2,458          1.4%
  Finance                                              2,448          1.4%
  Auto/Truck Replacement Parts                         2,414          1.3%
  Business Services--General Business Services         2,181          1.2%
  Tobacco                                              2,162          1.2%
  Specialty Chemical                                   2,074          1.2%
  Capital Goods                                        1,844          1.0%
  Steel                                                1,709          1.0%
  Chemicals                                            1,700          1.0%
  Consumer Durables                                    1,672          0.9%
  Business Services--IT Business Services              1,640          0.9%
  Health Care                                          1,438          0.8%
  Building Products                                    1,012          0.6%
  Cosmetics                                              965          0.5%
  Retailing                                              758          0.4%
  Paper                                                  700          0.4%
  Advertising                                            667          0.4%
  Real Estate/REIT                                       537          0.3%
  Mining                                                 459          0.3%
  Other Assets--Net                                    6,070          3.4%
                                                    --------        ------
                                                    $178,867        100.0%
                                                    --------        ------


See Notes to Schedule of Investments

Schedule of Investments Manhattan Fund

--------------------------------------------------------------------------------

                            Top Ten Equity Holdings


                                Holding           %

                             1  Zebra
                                Technologies    3.6

                             2  Fastenal Co.    2.3

                             3  Alliance Data
                                Systems         2.3

                             4  Investors
                                Financial
                                Services        2.1

                             5  XTO Energy      2.1

                             6  Corporate
                                Executive Board 1.9

                             7  E.W. Scripps    1.9

                             8  Nextel Partners 1.8

                             9  Royal Caribbean
                                Cruises         1.8

                            10  Danaher Corp.   1.7

--------------------------------------------------------------------------------


              Number of Shares                   Market Value/+/
                                                 (000's omitted)

              Common Stocks (99.2%)

              Aerospace (0.6%)
               55,500 Rockwell Collins              $  1,909

              Biotechnology (4.2%)
               76,500 Celgene Corp.                    4,341*
               63,000 Genzyme Corp.                    3,402*/(S)/
               50,500 Martek Biosciences               2,697*/(S)/
              158,000 Protein Design Labs              2,896*
                                                    --------
                                                      13,336

              Business Services (4.3%)
              103,500 Corporate Executive Board        6,092/(S)/
               59,000 Education Management             1,714*
               52,000 Iron Mountain                    1,603*
               92,000 Stericycle, Inc.                 4,341*
                                                    --------
                                                      13,750

              Business Services--IT Business
              Services (2.3%)
              188,500 Alliance Data Systems            7,201*/(S)/

              Capital Equipment (3.0%)
              106,500 Danaher Corp.                    5,476/(S)/
              147,000 Donaldson Co.                    4,175
                                                    --------
                                                       9,651

              Capital Goods (0.5%)
               43,400 Gentex Corp.                     1,490

              Communications (0.7%)
              234,500 Corning Inc.                     2,373*

              Communications Equipment (1.8%)
              399,500 Nextel Partners                  5,761*

              Computer Related (1.2%)
               85,000 Apple Computer                   2,932*
               26,500 NAVTEQ                             871*
                                                    --------
                                                       3,803

              Diagnostic Equipment (0.5%)
               66,500 Cytyc Corp.                      1,593*

              Electrical & Electronics (2.2%)
              138,500 Jabil Circuit                    2,857*
              138,000 Molex Inc.                       3,984/(S)/
                                                    --------
                                                       6,841

              Energy (5.2%)
               64,000 Canadian Natural Resources       2,079/(S)/
               52,000 Murphy Oil                       3,927
               66,300 Smith International              3,778*/(S)/
              236,916 XTO Energy                       6,643
                                                    --------
                                                      16,427



             Number of Shares                     Market Value/+/
                                                  (000's omitted)

             Entertainment (1.5%)
             106,500 Station Casinos                 $  4,899

             Finance (5.1%)
             161,500 CapitalSource Inc.                 3,293*/(S)/
              85,500 First Marblehead                   3,537*/(S)/
              42,500 Legg Mason                         3,429/(S)/
              61,400 Moody's Corp.                      4,210/(S)/
             110,000 Providian Financial                1,588*
                                                     --------
                                                       16,057

             Financial Services (2.7%)
              14,000 Chicago Mercantile Exchange        1,864/(S)/
             144,000 Investors Financial Services       6,678/(S)/
                                                     --------
                                                        8,542

             Food & Beverage (3.3%)
              47,500 Constellation Brands               1,747*
              49,500 Hershey Foods                      2,390
              53,500 J. M. Smucker                      2,460
              51,000 Whole Foods Market                 3,964/(S)/
                                                     --------
                                                       10,561

             Health Care (9.1%)
              91,000 C. R. Bard                         5,105
              17,500 Coventry Health Care                 889*
              73,000 Gilead Sciences                    5,046*/(S)/
              31,500 INAMED Corp.                       1,674*
              54,000 Invitrogen Corp.                   2,673*/(S)/
             149,000 Teva Pharmaceutical
                      Industries ADR                    4,060/(S)/
             154,000 Varian Medical Systems             5,105*
              81,000 VCA Antech                         1,552*
              41,400 Zimmer Holdings                    2,952*
                                                     --------
                                                       29,056

             Health Products & Services (1.4%)
              87,000 Kinetic Concepts                   4,330*

             Industrial (3.1%)
             117,500 Fastenal Co.                       7,377/(S)/
              45,500 W.W. Grainger                      2,430
                                                     --------
                                                        9,807

             Instruments (1.1%)
             133,500 Thermo Electron                    3,507*

             Internet (2.2%)
              67,500 Getty Images                       3,743*
             139,000 Juniper Networks                   3,182*/(S)/
                                                     --------
                                                        6,925

             Leisure (2.8%)
              67,500 Marriott International             3,203
             138,200 Royal Caribbean Cruises            5,707/(S)/
                                                     --------
                                                        8,910

                                               NEUBERGER BERMAN AUGUST 31, 2004

Schedule of Investments Manhattan Fund cont'd


              Number of Shares                   Market Value/+/
                                                 (000's omitted)

              Manufacturing (1.5%)
               77,500 Eaton Corp.                   $  4,677

              Media (3.2%)
               57,500 E.W. Scripps                     5,883
              133,075 Univision Communications         4,391*/(S)/
                                                    --------
                                                      10,274

              Medical Equipment (2.5%)
               58,500 Advanced Neuromodulation
                      Systems                          1,715*
               42,000 Fisher Scientific
                      International                    2,393*/(S)/
               68,000 Kyphon Inc.                      1,519*
               51,500 ResMed Inc.                      2,460*/(S)/
                                                    --------
                                                       8,087

              Oil Services (0.8%)
               68,000 Baker Hughes                     2,674

              Packing & Containers (2.0%)
              108,500 Packaging Corp. of America       2,484
              165,700 Pactiv Corp.                     3,919*
                                                    --------
                                                       6,403

              Restaurants (2.1%)
               97,500 Applebee's International         2,347
               99,000 Starbucks Corp.                  4,281*
                                                    --------
                                                       6,628

              Retail (7.6%)
              124,000 Coach, Inc.                      5,227*
               75,500 Nordstrom, Inc.                  2,803/(S)/
              180,000 PETsMART, Inc.                   5,051
              113,000 Staples, Inc.                    3,241
              131,000 Tuesday Morning                  4,071*
              103,000 Williams-Sonoma                  3,604*/(S)/
                                                    --------
                                                      23,997

              Semiconductors (3.4%)
              128,000 Altera Corp.                     2,422*
               91,500 Linear Technology                3,273
              121,500 Microchip Technology             3,206
              186,900 Microsemi Corp.                  2,017*
                                                    --------
                                                      10,918

              Software (4.9%)
               52,000 Adobe Systems                    2,385
               50,000 Cognos, Inc.                     1,581*
               71,500 Electronic Arts                  3,559*/(S)/
               66,600 F5 Networks                      1,637*/(S)/
              125,000 Mercury Interactive              4,314*/(S)/
              338,500 TIBCO Software                   2,139*
                                                    --------
                                                      15,615


            Number of Shares                         Market Value/+/
                                                     (000's omitted)

            Technology (7.6%)
                155,000 Cognizant Technology
                         Solutions             $         4,250*
                 53,000 Harman International
                        Industries                       5,125
                 35,000 Lexmark International
                         Group                           3,096*
                202,500 Zebra Technologies              11,573*
                                               ---------------
                                                        24,044

            Telecommunications (2.6%)
                109,500 American Tower                   1,631*
                127,500 Avaya Inc.                       1,545*
                126,500 Western Wireless                 3,174*/(S)/
                 70,000 XM Satellite Radio
                         Holdings                        1,923*/(S)/
                                               ---------------
                                                         8,273

            Transportation (2.2%)
                 62,000 C.H. Robinson
                         Worldwide                       2,646/(S)/
                128,400 J.B. Hunt Transport
                         Services                        4,353
                                               ---------------
                                                         6,999

            Total Common Stocks
            (Cost $260,995)                            315,318
                                               ---------------

            Principal Amount

            Short-Term Investments (29.8%)
            $92,009,900 N&B Securities Lending
                         Quality Fund, LLC              92,010/++/
              2,747,384 Neuberger Berman
                         Institutional Cash
                         Fund Trust Class                2,747@/++/
                                               ---------------

            Total Short-Term Investments
            (Cost $94,757)                              94,757#
                                               ---------------

            Total Investments (129.0%)
            (Cost $355,752)                            410,075##
            Liabilities, less cash,
             receivables and other assets
             [(29.0%)]                                 (92,248)
                                               ---------------

            Total Net Assets (100.0%)          $       317,827
                                               ---------------


See Notes to Schedule of Investments

Schedule of Investments Millennium Fund

--------------------------------------------------------------------------------

                            Top Ten Equity Holdings

                                Holding            %

                             1  Station Casinos  3.0

                             2  MSC Industrial
                                Direct           2.9

                             3  ScanSource, Inc. 2.5

                             4  La Quinta        2.3

                             5  Dick's Sporting
                                Goods            2.2

                             6  Actuant Corp.    2.2

                             7  ADVANTA Corp.
                                Class B          2.2

                             8  Zebra
                                Technologies     2.0

                             9  Covance, Inc.    1.9

                            10  Graco Inc.       1.8

--------------------------------------------------------------------------------


               Number of Shares                 Market Value/+/
                                                (000's omitted)

               Common Stocks (99.0%)

               Aerospace (1.4%)
               23,800 Innovative Solutions and
                       Support                      $   636*

               Banking & Financial (3.5%)
               12,000 Cathay General Bancorp            836
               28,500 Glacier Bancorp                   803
                                                    -------
                                                      1,639

               Basic Materials (1.2%)
               36,000 IMC Global                        574

               Broadcasting (1.5%)
               43,900 Radio One Class D                 685*/(S)/

               Building, Construction &
               Furnishing (2.9%)
               43,000 MSC Industrial Direct           1,336/(S)/

               Business Services (6.4%)
               10,800 Corporate Executive Board         636
               45,100 Labor Ready                       559*
               14,700 Laureate Education                502*
               16,700 Resources Connection              547*
               18,900 Websense, Inc.                    725*
                                                    -------
                                                      2,969

               Commercial Services (1.6%)
               22,200 OM Group                          756*

               Consumer Discretionary (1.5%)
               13,500 International Speedway            714

               Consumer Products &
               Services (1.1%)
               16,500 Central Garden & Pet              517*

               Electrical & Electronics (2.1%)
               13,300 Bel Fuse                          504
               10,000 Rogers Corp.                      464*
                                                    -------
                                                        968

               Energy (1.0%)
               16,000 Offshore Logistics                477*

               Entertainment (4.2%)
               18,600 Gaylord Entertainment             540*
               30,600 Station Casinos                 1,408
                                                    -------
                                                      1,948

               Financial Services (3.2%)
               43,000 ADVANTA Corp. Class B           1,010
               35,000 QC Holdings                       488*
                                                    -------
                                                      1,498


               Number of Shares                 Market Value/+/
                                                (000's omitted)

               Health Care (10.1%)
                13,600 AMERIGROUP Corp.             $   698*
                19,300 Gen-Probe                        697*
                28,000 RehabCare Group                  644*
                31,500 Salix Pharmaceuticals            737*
                13,400 Techne Corp.                     519*
                21,800 United Surgical Partners
                        International                   787*
                30,800 VCA Antech                       590*
                                                    -------
                                                      4,672

               Health Products & Services (4.4%)
                23,500 Covance, Inc.                    880*
                10,200 INAMED Corp.                     542*
                26,400 MGI Pharma                       613*
                                                    -------
                                                      2,035

               Industrial (1.6%)
                20,100 Terex Corp.                      726*

               Industrial & Commercial
               Products (2.2%)
                27,400 Actuant Corp.                  1,037*

               Insurance (1.3%)
                18,400 ProAssurance Corp.               621*

               Internet (2.8%)
                26,500 Ask Jeeves                       687*/(S)/
                15,700 InfoSpace, Inc.                  596*
                                                    -------
                                                      1,283

               Lodging (2.3%)
               135,500 La Quinta                      1,062*

               Machinery & Equipment (1.8%)
                27,200 Graco Inc.                       849

               Medical Equipment (4.4%)
                30,400 ArthroCare Corp.                 730*/(S)/
                34,650 Immucor, Inc.                    708*
                12,500 Ventana Medical
                        Systems                         609*
                                                    -------
                                                      2,047

               Oil & Gas (4.6%)
                44,400 Energy Partners                  679*
                25,250 Patina Oil & Gas                 676
                18,300 Ultra Petroleum                  760*
                                                    -------
                                                      2,115

               Pharmaceutical (1.5%)
                26,300 Connetics Corp.                  675*

               Publishing & Broadcasting (1.2%)
                34,100 Journal Communications           572

                                               NEUBERGER BERMAN AUGUST 31, 2004

Schedule of Investments Millennium Fund cont'd


              Number of Shares                  Market Value/+/
                                                (000's omitted)

              Retail (4.0%)
              32,100 Dick's Sporting Goods          $ 1,040*/(S)/
              24,100 Tractor Supply                     839*/(S)/
                                                    -------
                                                      1,879

              Software (4.2%)
              50,000 Activision, Inc.                   720*
              15,650 Hyperion Solutions                 572*
              34,600 THQ Inc.                           657*
                                                    -------
                                                      1,949

              Steel (1.1%)
              84,900 AK Steel Holding                   517*

              Technology (12.1%)
               8,700 Harman International
                      Industries                        841
              17,300 MICROS Systems                     805*
              41,800 NETGEAR, Inc.                      541*
              88,700 Sapient Corp.                      665*
              19,200 ScanSource, Inc.                 1,153*
              25,000 Trimble Navigation                 689*
              15,975 Zebra Technologies                 913*
                                                    -------
                                                      5,607

              Technology--Semiconductor (3.2%)
              36,700 Integrated Circuit Systems         807*
              65,000 Microsemi Corp.                    701*
                                                    -------
                                                      1,508

              Telecommunication Equipment (1.5%)
              18,100 Plantronics, Inc.                  703

              Transportation (3.1%)
              25,250 Old Dominion Freight Line          710*
              13,900 UTI Worldwide                      713
                                                    -------
                                                      1,423

              Total Common Stocks
              (Cost $38,550)                         45,997
                                                    -------


                Principal Amount               Market Value/+/
                                               (000's omitted)

                Short-Term Investments (6.9%)
                $2,694,800 N&B Securities
                            Lending Quality
                            Fund, LLC              $ 2,695/++/
                   525,229 Neuberger Berman
                            Institutional Cash
                            Fund Trust Class           525@/++/
                                                   -------

                Total Short-Term Investments
                (Cost $3,220)                        3,220#
                                                   -------

                Total Investments (105.9%)
                (Cost $41,770)                      49,217##
                Liabilities, less cash,
                 receivables and other assets
                 [(5.9%)]                           (2,742)
                                                   -------

                Total Net Assets (100.0%)          $46,475
                                                   -------


See Notes to Schedule of Investments

Schedule of Investments Partners Fund

--------------------------------------------------------------------------------

                            Top Ten Equity Holdings


                               Holding              %

                            1  Citigroup Inc.     3.3

                            2  Berkshire
                               Hathaway
                               Class B            2.7

                            3  Frontline Ltd.     2.4

                            4  Lennar Corp.       2.1

                            5  Centex Corp.       2.1

                            6  Countrywide
                               Financial          2.1

                            7  American
                               International
                               Group              2.1

                            8  Merrill Lynch      2.1

                            9  Teekay Shipping    1.9

                           10  Tyco International 1.9

--------------------------------------------------------------------------------


                Number of Shares              Market Value/+/
                                              (000's omitted)

                Common Stocks (96.8%)

                Advertising (1.2%)
                  264,800 Omnicom Group          $ 18,221

                Auto Related (0.8%)
                  204,700 Harley-Davidson          12,491/(S)/

                Banking & Financial (6.3%)
                  391,100 Fannie Mae               29,117/(S)/
                  265,600 H & R Block              12,818/(S)/
                  634,300 Merrill Lynch            32,394
                  553,700 State Street             24,994
                                                 --------
                                                   99,323

                Broadcasting (2.1%)
                  366,800 Clear Channel
                           Communications          12,292
                  659,000 EchoStar
                           Communications          20,198*
                                                 --------
                                                   32,490

                Building, Construction &
                Furnishing (6.4%)
                  734,800 Centex Corp.             33,632/(S)/
                  728,800 Home Depot               26,645
                   59,000 NVR, Inc.                29,633*/(S)/
                  193,700 Pulte Homes              11,418/(S)/
                                                 --------
                                                  101,328

                Building Materials (2.5%)
                  132,200 American Standard         4,972*
                  738,600 Lennar Corp.             33,828/(S)/
                                                 --------
                                                   38,800

                Communications (0.8%)
                  668,300 Cablevision Systems      12,377*/(S)/

                Consumer Cyclicals (3.2%)
                  392,450 Best Buy                 18,257/(S)/
                  107,200 Black & Decker            7,389/(S)/
                  767,800 Masco Corp.              24,670
                                                 --------
                                                   50,316

                Consumer Goods & Services (1.6%)
                1,167,700 Cendant Corp.            25,257

                Consumer Staples (1.3%)
                  604,500 Viacom Inc. Class B      20,136

                Defense (0.9%)
                  229,600 L-3 Communications
                           Holdings                14,382

                Diversified (1.3%)
                3,653,500 ABB Ltd.                 20,716*


              Number of Shares                  Market Value/+/
                                                (000's omitted)

              Electrical & Electronics (1.9%)
                955,500 Tyco International       $   29,926

              Electronics (0.7%)
                935,390 AU Optronics                 11,589/(S)/

              Energy (4.4%)
                151,800 Anadarko Petroleum            8,989
                462,600 Canadian Natural
                         Resources                   15,030/(S)/
                529,800 Cooper Cameron               26,983*/(S)/
                817,000 Talisman Energy              18,677
                                                 ----------
                                                     69,679

              Financial Services (18.6%)
                594,200 American Express             29,722/(S)/
                 14,500 Berkshire Hathaway
                         Class B                     41,963*
              1,111,200 Citigroup Inc.               51,760
                926,194 Countrywide Financial        32,926/(S)/
                873,400 General Electric             28,639/(S)/
                223,400 Goldman Sachs                20,028
                267,700 MBNA Corp.                    6,462
                331,900 Morgan Stanley               16,837/(S)/
                643,400 PMI Group                    26,720/(S)/
                395,800 Radian Group                 17,534
                289,959 XL Capital                   20,355
                                                 ----------
                                                    292,946

              Food & Beverage (0.7%)
                317,800 Constellation Brands         11,686*

              Forest Products & Paper (0.8%)
                188,700 Weyerhaeuser Co.             11,796

              Health Care (8.2%)
                264,300 Anthem, Inc.                 21,472*/(S)/
                717,200 Boston Scientific            25,626*
                804,200 Caremark Rx                  23,081*
                588,400 Health Management
                         Associates                  11,250/(S)/
                697,100 PacifiCare Health
                         Systems                     22,732*
                288,600 Teva Pharmaceutical
                         Industries ADR               7,864/(S)/
                483,100 Wyeth                        17,667
                                                 ----------
                                                    129,692

              Insurance (3.9%)
                310,800 Aetna Inc.                   28,796
                455,900 American International
                         Group                       32,478
                                                 ----------
                                                     61,274

                                               NEUBERGER BERMAN AUGUST 31, 2004

Schedule of Investments Partners Fund cont'd


               Number of Shares                 Market Value/+/
                                                (000's omitted)

               Internet (0.6%)
                 579,100 Check Point Software
                          Technologies           $   10,157*

               Machinery & Equipment (0.6%)
                 111,900 Nucor Corp.                  8,761/(S)/

               Metals (2.0%)
                 245,800 Alcan Inc.                  10,646
                 339,100 Freeport-McMoRan
                          Copper & Gold              12,760/(S)/
                 100,400 Phelps Dodge                 8,189/(S)/
                                                 ----------
                                                     31,595

               Oil & Gas (4.4%)
                 351,300 EOG Resources               20,295
                 496,600 FMC Technologies            15,255*
                 540,700 National-Oilwell            16,167*
                 638,100 XTO Energy                  17,892
                                                 ----------
                                                     69,609

               Pharmaceutical (4.6%)
                 287,500 Express Scripts             18,170*/(S)/
                 378,900 Par Pharmaceutical          15,550*
                 561,300 Pfizer Inc.                 18,338
                 807,500 Shire Pharmaceuticals
                          Group ADR                  20,930*/(S)/
                                                 ----------
                                                     72,988

               Retail (0.8%)
                 337,400 Advance Auto Parts          12,504*

               Semiconductors (1.8%)
                 937,500 Applied Materials           14,897*/(S)/
               1,882,717 Taiwan Semiconductor
                          Manufacturing ADR          14,214
                                                 ----------
                                                     29,111

               Software (2.6%)
                 826,800 Microsoft Corp.             22,572
                 279,900 PeopleSoft, Inc.             4,870*
                 811,300 VERITAS Software            13,565*
                                                 ----------
                                                     41,007

               Steel (0.6%)
                 327,800 International Steel
                          Group                       9,965*/(S)/

               Technology (4.1%)
                 452,500 Computer Sciences           20,973*/(S)/
               1,122,900 Compuware Corp.              5,087*
                 996,300 IAC/InterActiveCorp         22,726*/(S)/
                  88,300 IBM                          7,478
                 421,200 Texas Instruments            8,230
                                                 ----------
                                                     64,494


                Number of Shares               Market Value/+/
                                               (000's omitted)

                Technology--Semiconductor (0.4%)
                     237,800 Novellus Systems   $    5,809*

                Telecommunications (1.5%)
                     648,500 Nextel
                              Communications        15,039*/(S)/
                   2,473,100 Nortel Networks         9,299*
                                                ----------
                                                    24,338

                Transportation (5.2%)
                   1,027,800 Frontline Ltd.         38,532
                     494,500 General Maritime       13,490*/(S)/
                     876,600 Teekay Shipping        30,725/(S)/
                                                ----------
                                                    82,747

                Total Common Stocks
                (Cost $1,294,285)                1,527,510
                                                ----------

                Principal Amount

                Short-Term Investments (23.3%)
                $317,916,155 N&B Securities
                              Lending Quality
                              Fund, LLC            317,916/++/
                  49,828,695 Neuberger Berman
                              Institutional
                              Cash Fund
                              Trust Class           49,829@/++/
                                                ----------

                Total Short-Term Investments
                (Cost $367,745)                    367,745#
                                                ----------

                Total Investments (120.1%)
                (Cost $1,662,030)                1,895,255##
                Liabilities, less cash,
                 receivables and other assets
                 [(20.1%)]                        (316,932)
                                                ----------

                Total Net Assets (100.0%)       $1,578,323
                                                ----------


See Notes to Schedule of Investments

Schedule of Investments Real Estate Fund

--------------------------------------------------------------------------------

                            Top Ten Equity Holdings


                               Holding             %

                            1  Vornado Realty
                               Trust             5.0

                            2  Simon Property
                               Group             4.8

                            3  SL Green Realty   3.4

                            4  CenterPoint
                               Properties        3.2

                            5  Host Marriott     3.2

                            6  Trizec Properties 3.1

                            7  Manufactured
                               Home
                               Communities       3.0

                            8  Brookfield
                               Properties        2.9

                            9  Federal Realty
                               Investment Trust  2.9

                           10  General Growth
                               Properties        2.9

--------------------------------------------------------------------------------


                Number of Shares                 Market Value/+/
                                                 (000's omitted)

                Common Stocks (97.6%)

                Apartments (16.7%)
                 32,600 Apartment
                         Investment &
                         Management                  $ 1,157
                 33,400 Archstone-Smith
                         Trust                         1,044
                 12,900 Avalonbay
                         Communities                     779
                 21,700 BRE Properties                   811
                 24,000 Equity Residential               777
                  7,700 Essex Property Trust             568
                 14,700 Home Properties                  593
                 45,100 United Dominion
                         Realty Trust                    958
                                                     -------
                                                       6,687

                Community Centers (10.6%)
                 25,500 Developers
                         Diversified Realty              962
                 25,800 Federal Realty
                         Investment Trust              1,171
                 21,800 Pan Pacific Retail
                         Properties                    1,164
                 10,600 Regency Centers                  487
                 10,200 Tanger Factory
                         Outlet Centers                  450
                                                     -------
                                                       4,234

                Diversified (6.4%)
                 13,800 Colonial Properties
                         Trust                           558
                 31,700 Vornado Realty Trust           1,990
                                                     -------
                                                       2,548

                Health Care (2.8%)
                 41,500 Ventas, Inc.                   1,135

                Industrial (6.0%)
                 30,800 CenterPoint
                         Properties                    1,296
                 30,800 ProLogis                       1,113
                                                     -------
                                                       2,409

                Lodging (7.2%)
                 96,000 Host Marriott                  1,282*
                102,100 La Quinta                        800*
                 28,100 LaSalle Hotel Properties         793
                                                     -------
                                                       2,875

                Manufactured Homes (3.0%)
                 35,400 Manufactured Home
                         Communities                   1,185


               Number of Shares                 Market Value/+/
                                                (000's omitted)

               Office (25.6%)
                   13,700 Alexandria Real
                           Estate Equities          $   888
                   19,100 Arden Realty                  627
                   18,300 Boston Properties           1,015
                   37,200 Brookfield Properties       1,176
                   26,900 CarrAmerica Realty            897
                   34,600 CRT Properties                772
                   35,900 HRPT Properties Trust         387
                   21,500 Kilroy Realty                 814
                   24,000 Mack-Cali Realty            1,086
                   27,000 SL Green Realty             1,350/(S)/
                   74,300 Trizec Properties           1,256
                                                    -------
                                                     10,268

               Office--Industrial (5.5%)
                   26,800 Bedford Property
                           Investors                    828
                   13,000 Duke Realty                   442
                   23,400 PS Business Parks             930
                                                    -------
                                                      2,200

               Regional Malls (13.8%)
                   13,700 CBL & Associates
                           Properties                   837
                   38,600 General Growth
                           Properties                 1,165
                   13,200 Mills Corp.                   672
                   34,600 Simon Property Group        1,936
                   36,400 Taubman Centers               938/(S)/
                                                    -------
                                                      5,548

               Total Common Stocks
               (Cost $33,471)                        39,089
                                                    -------

               Principal Amount

               Short-Term Investments (6.6%)
               $  994,800 N&B Securities
                           Lending Quality
                           Fund, LLC                    995/++/
                1,672,063 Neuberger Berman
                           Institutional Cash
                           Fund Trust Class           1,672@/++/
                                                    -------

               Total Short-Term Investments
               (Cost $2,667)                          2,667#
                                                    -------

               Total Investments (104.2%)
               (Cost $36,138)                        41,756##
               Liabilities, less cash,
                receivables and other assets
                [(4.2%)]                             (1,702)
                                                    -------

               Total Net Assets (100.0%)            $40,054
                                                    -------


See Notes to Schedule of Investments

                                               NEUBERGER BERMAN AUGUST 31, 2004

Schedule of Investments Regency Fund

--------------------------------------------------------------------------------

                            Top Ten Equity Holdings


                                Holding           %

                             1  XTO Energy      2.7

                             2  Ambac Financial
                                Group           2.6

                             3  Lear Corp.      2.5

                             4  Bear Stearns    2.5

                             5  Coventry Health
                                Care            2.5

                             6  First Horizon
                                National        2.5

                             7  Whirlpool Corp. 2.5

                             8  IndyMac Bancorp 2.4

                             9  Foot Locker     2.4

                            10  Western Digital 2.4

--------------------------------------------------------------------------------

               Number of Shares                Market Value/+/
                                               (000's omitted)

               Common Stocks (96.9%)

               Auto Related (10.0%)
               25,800 AutoNation, Inc.             $   424*/(S)/
               16,800 AutoZone, Inc.                 1,244*
               25,900 Borg-Warner Automotive         1,159
               20,700 Johnson Controls               1,165
               25,000 Lear Corp.                     1,347
                                                   -------
                                                     5,339

               Banking & Financial (6.7%)
               29,300 First Horizon National         1,332
               37,800 IndyMac Bancorp                1,304
               19,500 North Fork Bancorp               818
                2,100 TCF Financial                    133
                                                   -------
                                                     3,587

               Business Services (2.3%)
               28,800 Manpower Inc.                  1,216

               Consumer Cyclicals (6.4%)
               15,000 Black & Decker                 1,034
               13,800 Mohawk Industries              1,062*
               21,700 Whirlpool Corp.                1,327
                                                   -------
                                                     3,423

               Financial Services (12.8%)
               18,050 Ambac Financial Group          1,363
               15,200 Bear Stearns                   1,336
               30,300 CIT Group                      1,083
               22,550 GreenPoint Financial             993
               28,900 Radian Group                   1,280
               34,300 Waddell & Reed Financial         746
                                                   -------
                                                     6,801

               Food & Beverage (5.2%)
               32,500 Constellation Brands           1,195*
               49,400 Del Monte Foods                  521*
               40,300 Fresh Del Monte Produce        1,045/(S)/
                                                   -------
                                                     2,761

               Health Care (15.7%)
               15,100 Anthem, Inc.                   1,227*/(S)/
               26,300 Coventry Health Care           1,335*
               26,850 Davita, Inc.                     814*
                3,200 Laboratory Corp. of
                       America Holdings                133*
               42,100 Omnicare, Inc.                 1,218
               16,700 NBTY, Inc.                       400*



                Number of Shares               Market Value/+/
                                               (000's omitted)
                 38,100 Triad Hospitals            $ 1,211*
                  5,149 UnitedHealth Group             341
                 17,100 Universal Health
                         Services Class B              770
                 25,800 WellChoice Inc.                920*
                                                   -------
                                                     8,369

                Insurance (8.4%)
                 20,800 Arch Capital Group             761*
                  8,500 Endurance Specialty
                         Holdings                      277
                 19,600 PartnerRe Ltd.               1,006
                 28,800 PMI Group                    1,196
                 25,300 RenaissanceRe Holdings       1,218
                                                   -------
                                                     4,458

                Manufacturing (2.3%)
                 34,100 SPX Corp.                    1,244

                Oil & Gas (8.7%)
                 30,900 Patina Oil & Gas               827
                 37,600 Pioneer Natural
                         Resources                   1,258
                 18,700 Sunoco, Inc.                 1,150
                 50,682 XTO Energy                   1,421
                                                   -------
                                                     4,656

                Restaurants (2.1%)
                 52,700 Darden Restaurants           1,107

                Retail (10.3%)
                 58,200 Foot Locker                  1,302
                 24,300 Liz Claiborne                  925
                 71,700 Pier 1 Imports               1,244
                 35,500 Reebok International         1,206
                 17,400 V. F. Corp.                    859
                                                   -------
                                                     5,536

                Technology (4.7%)
                 49,700 Computer Associates          1,204/(S)/
                173,800 Western Digital              1,296*
                                                   -------
                                                     2,500

                Transportation (1.3%)
                 15,550 Canadian National
                         Railway                       709/(S)/

                Total Common Stocks
                (Cost $47,177)                      51,706
                                                   -------

Schedule of Investments Regency Fund cont'd


                Principal Amount               Market Value/+/
                                               (000's omitted)

                Short-Term Investments (10.8%)
                $3,533,000 N&B Securities
                            Lending Quality
                            Fund, LLC              $ 3,533/++/
                 2,222,122 Neuberger Berman
                            Institutional Cash
                            Fund Trust Class         2,222@/++/
                                                   -------

                Total Short-Term Investments
                (Cost $5,755)                        5,755#
                                                   -------

                Total Investments (107.7%)
                (Cost $52,932)                      57,461##
                Liabilities, less cash,
                 receivables and other assets
                 [(7.7%)]                           (4,123)
                                                   -------

                Total Net Assets (100.0%)          $53,338
                                                   -------


See Notes to Schedule of Investments

                                               NEUBERGER BERMAN AUGUST 31, 2004

Schedule of Investments Socially Responsive Fund

--------------------------------------------------------------------------------

                            Top Ten Equity Holdings

                                Holding            %

                             1  Newfield
                                Exploration      4.5

                             2  Liberty Media    4.3

                             3  Canadian
                                National Railway 4.0

                             4  Praxair, Inc.    4.0

                             5  UnitedHealth
                                Group            3.7

                             6  Willis Group
                                Holdings         3.6

                             7  State Street     3.6

                             8  Vodafone Group
                                ADR              3.6

                             9  Danaher Corp.    3.5

                            10  Quest
                                Diagnostics      3.5

--------------------------------------------------------------------------------

            Number of Shares                      Market Value/+/
                                                  (000's omitted)

            Common Stocks (97.0%)

            Banking & Financial (6.4%)
              147,600 Fifth Third Bancorp            $  7,352
              203,100 State Street                      9,168
                                                     --------
                                                       16,520

            Business Services (3.4%)
              206,900 Manpower Inc.                     8,737

            Consumer Cyclicals (3.1%)
              181,500 Target Corp.                      8,091

            Diversified (3.5%)
              177,900 Danaher Corp.                     9,148/(S)/

            Energy (2.6%)
              123,000 BP PLC ADR                        6,605

            Financial Services (7.0%)
               71,400 Ambac Financial Group             5,391/(S)/
              120,700 Citigroup Inc.                    5,622
               79,200 Goldman Sachs                     7,100
                                                     --------
                                                       18,113

            Health Products & Services (7.2%)
              105,750 Quest Diagnostics                 9,052
              143,450 UnitedHealth Group                9,487
                                                     --------
                                                       18,539

            Industrial Gases (4.0%)
              253,300 Praxair, Inc.                    10,279

            Insurance (6.5%)
               29,100 Progressive Corp.                 2,337
              108,200 RenaissanceRe Holdings            5,207/(S)/
              264,900 Willis Group Holdings             9,263
                                                     --------
                                                       16,807

            Media (9.8%)
              241,800 Comcast Corp.
                       Class A Special                  6,710*
            1,238,906 Liberty Media                    11,039*
              157,793 Liberty Media International
                       Class A                          5,333*/(S)/
              323,823 UnitedGlobalCom                   2,202*/(S)/
                                                     --------
                                                       25,284

            Oil & Gas (7.2%)
              225,669 Cimarex Energy                    6,755*
              211,350 Newfield Exploration             11,698*
                                                     --------
                                                       18,453

            Oil Services (1.7%)
              166,900 Helmerich & Payne                 4,316/(S)/

            Pharmaceutical (4.8%)
               71,700 Millipore Corp.                   3,606*
              188,200 Novartis AG ADR                   8,742/(S)/
                                                     --------
                                                       12,348

            Real Estate (5.5%)
              162,000 AMB Property                      6,051
              250,100 Equity Residential                8,101
                                                     --------
                                                       14,152


           Number of Shares                        Market Value/+/
                                                   (000's omitted)

           Technology (6.2%)
               224,600 Dell Inc.                      $  7,825*
               310,101 National Instruments              8,084
                                                      --------
                                                        15,909

           Technology--Semiconductor (5.5%)
               408,450 Altera Corp.                      7,728*
               324,900 Texas Instruments                 6,348/(S)/
                                                      --------
                                                        14,076

           Technology--Semiconductor Capital
           Equipment (1.9%)
               386,100 Teradyne, Inc.                    4,969*/(S)/

           Telecommunications (3.5%)
               399,600 Vodafone Group ADR                9,151/(S)/

           Transportation (4.0%)
               228,750 Canadian National
                        Railway                         10,424/(S)/

           Utilities (3.2%)
               982,800 National Grid Transco             8,217

           Total Common Stocks
           (Cost $226,757)                             250,138
                                                      --------

           Principal Amount

           Repurchase Agreements (3.3%)
           $ 8,610,000 State Street Bank and
                        Trust Co., Repurchase
                        Agreement, 1.49%, due
                        9/1/04, dated 8/31/04,
                        Maturity Value $8,610,356,
                        Collateralized by
                        $6,150,000 U.S. Treasury
                        Bonds, 8.75%, due
                        8/15/20 (Collateral Value
                        $8,870,748)
                        (Cost $8,610)                    8,610#

           Short-Term Investments (11.8%)
               100,000 Community Capital Bank,
                        1.15%, due 9/30/04                 100
               100,000 Self Help Credit
                        Union, 1.72%, due
                        11/16/04                           100
            30,281,600 N&B Securities Lending
                        Quality Fund, LLC               30,282/++/
                                                      --------

           Total Short-Term Investments
           (Cost $30,482)                               30,482#
                                                      --------

           Total Investments (112.1%)
           (Cost $265,849)                             289,230##
           Liabilities, less cash,
            receivables and other assets
            [(12.1%)]                                  (31,322)
                                                      --------

           Total Net Assets (100.0%)                  $257,908
                                                      --------

See Notes to Schedule of Investments

Notes to Schedule of Investments

/+/Investments in equity securities by each Fund are valued at the latest sale price where that price is readily available; securities for which no sales were reported, unless otherwise noted, are valued at the mean between the closing bid and asked prices, with the exception of securities held by Neuberger Berman International Fund, which are valued at the last available bid price. Securities traded primarily on the NASDAQ Stock Market are normally valued by the Funds at the NASDAQ Official Closing Price ("NOCP") provided by NASDAQ each business day. The NOCP is the most recently reported price as of 4:00:02 p.m., Eastern time, unless that price is outside the range of the "inside" bid and asked prices (i.e., the bid and asked prices that dealers quote to each other when trading for their own accounts); in that case, NASDAQ will adjust the price to equal the inside bid or asked price, whichever is closer. Because of delays in reporting trades, the NOCP may not be based on the price of the last trade to occur before the market closes. The Funds value all other securities by a method the Board of Trustees of Neuberger Berman Equity Funds (the "Board") believes accurately reflects fair value. Numerous factors may be considered when determining the fair value of a security, including available analyst, media or other reports, trading in futures or ADRs and whether the issuer of the security being fair valued has other securities outstanding. Foreign security prices are furnished by independent quotation services and expressed in local currency values. Foreign security prices are translated from the local currency into U.S. dollars using the exchange rate as of 12:00 noon, Eastern time. The Board has approved the use of FT Interactive Data Corporation ("FT Interactive") to assist in determining the fair value of the Funds foreign equity securities in the wake of certain significant events. Specifically, when changes in the value of a certain index suggest that the closing prices on the foreign exchanges no longer represent the amount that a Fund could expect to receive for those securities, FT Interactive will provide adjusted prices for certain foreign equity securities based on an analysis showing historical correlations between the prices of those securities and changes in the index. In the absence of precise information about the market values of these foreign securities as of the close of the New York Stock Exchange, the Board has determined on the basis of available data that prices adjusted in this way are likely to be closer to the prices the Funds could realize on a current sale than are the prices of those securities established at the close of the foreign markets in which the securities primarily trade. However, fair value prices are necessarily estimates, and there is no assurance that such a price will be at or close to the price at which the security next trades. Short-term debt securities with less than 60 days until maturity may be valued at cost which, when combined with interest earned, approximates market value.
#  At cost, which approximates market value.

See Notes to Financial Statements

                                               NEUBERGER BERMAN AUGUST 31, 2004

Notes to Schedule of Investments Cont'd

## At August 31, 2004, selected Fund information on a U.S. Federal income tax basis was as follows:

                                           Gross        Gross          Net
(000's omitted)                       Unrealized   Unrealized   Unrealized
Neuberger Berman               Cost Appreciation Depreciation Appreciation

Century Fund             $   13,846  $    1,052    $    546    $      506
Fasciano Fund               349,067      86,598      10,841        75,757
Focus Fund                1,094,820     483,339      24,453       458,886
Genesis Fund              5,612,183   2,078,621     162,344     1,916,277
Guardian Fund             1,525,805     336,498      19,431       317,067
International Fund          165,746      25,150       2,755        22,395
Manhattan Fund              356,112      62,104       8,141        53,963
Millennium Fund              41,888       8,036         707         7,329
Partners Fund             1,668,088     265,312      38,145       227,167
Real Estate Fund             36,310       5,480          34         5,446
Regency Fund                 53,033       5,451       1,023         4,428
Socially Responsive Fund    266,462      28,813       6,045        22,768


*  Non-income producing security.
/(S)/All or a portion of this security is on loan (see Note A of Notes to
     Financial Statements).
/++/Affiliated issuer (see Notes A and F of Notes to Financial Statements). The
    N&B Securities Lending Quality Fund, LLC ("Quality Fund") is an investment vehicle established by the Fund's custodian to invest cash the Fund receives as collateral for securities loans. The Fund's shares in the Quality Fund are non-voting. However, because all shares of the Quality Fund are held by a series of the Trust, the Quality Fund may be considered an affiliate of the Trust.
@ Neuberger Berman Institutional Cash Fund is also managed by Neuberger Berman Management Inc. (see Notes A & F of Notes to Financial Statements) which is also an affiliated issuer.

See Notes to Financial Statements

Statements of Assets and Liabilities

                                                                                                ------------------

Neuberger Berman Equity Funds                                                                     Century Fasciano
(000's omitted except per share amounts)                                                             Fund     Fund
Assets
   Investments in securities, at market value*/+/ (Notes A & F)--see Schedule of Investments:
   Unaffiliated issuers                                                                         $ 14,332  $350,436
   Affiliated issuers                                                                                 20    74,388
                                                                                                  14,352   424,824
   Cash                                                                                               --        --
   Foreign currency                                                                                   --        --
   Dividends and interest receivable                                                                  19       234
   Receivable for securities sold                                                                     --        --
   Receivable for Fund shares sold                                                                    --     2,415
   Receivable from administrator-net (Note B)                                                          7        --
   Prepaid expenses and other assets                                                                   1        21
Total Assets                                                                                      14,379   427,494
Liabilities
   Payable for collateral on securities loaned (Note A)                                               --    43,287
   Payable for securities purchased                                                                   --        --
   Payable for Fund shares redeemed                                                                    1       351
   Payable to investment manager-net (Notes A & B)                                                     6       259
   Payable to administrator-net (Note B)                                                              --        49
   Accrued expenses and other payables                                                                48       133
   Due to custodian                                                                                   --        --
Total Liabilities                                                                                     55    44,079
Net Assets at value                                                                             $ 14,324  $383,415
Net Assets consist of:
   Paid-in capital                                                                              $ 49,643  $293,335
   Undistributed net investment income (loss)                                                         --        --
   Accumulated net realized gains (losses) on investments                                        (36,142)   14,323
   Net unrealized appreciation (depreciation) in value of investments                                823    75,757
Net Assets at value                                                                             $ 14,324  $383,415
Net Assets
   Investor Class                                                                               $ 14,324  $364,871
   Trust Class                                                                                        --        --
   Advisor Class                                                                                      --    18,544
   Institutional Class                                                                                --        --
Shares Outstanding ($.001 par value; unlimited shares authorized)
   Investor Class                                                                                  2,585     9,166
   Trust Class                                                                                        --        --
   Advisor Class                                                                                      --     1,750
   Institutional Class                                                                                --        --
Net Asset Value, offering and redemption price per share
   Investor Class                                                                               $   5.54  $  39.81
   Trust Class                                                                                        --        --
   Advisor Class                                                                                      --     10.60
   Institutional Class                                                                                --        --
/+/Securities on loan, at market value:
   Unaffiliated issuers                                                                         $     --  $ 41,856
   Affiliated issuers                                                                                 --        --
Total securities on loan, at market value                                                       $     --  $ 41,856
*Cost of investments:
   Unaffiliated issuers                                                                         $ 13,509  $274,679
   Affiliated issuers                                                                                 20    74,388
Total cost of investments                                                                       $ 13,529  $349,067
Total cost of foreign currency                                                                  $     --  $     --

See Notes to Financial Statements

                                               NEUBERGER BERMAN AUGUST 31, 2004

------------------------------------------------------------------------

      Focus    Genesis    Guardian International   Manhattan Millennium
       Fund       Fund        Fund          Fund        Fund       Fund

$1,260,174  $3,833,540 $1,566,489       $172,797  $ 315,318   $  45,997
   293,532   3,694,920    276,383         15,344     94,757       3,220
 1,553,706   7,528,460  1,842,872        188,141    410,075      49,217
        --          --         --              1         --          --
        --          --      1,467            845         --          --
       305       2,959        846            304        143          13
        --       3,531         --          2,220      1,144         892
       487      20,716        480            784         14           7
        --          --         --             --         --           5
        20         251         41             11         19           2
 1,554,518   7,555,917  1,845,706        192,306    411,395      50,136
    43,054     779,125    253,618          9,671     92,010       2,695
        --          --         --          3,449        998         853
     2,261       9,635        642             91        144          16
       605       3,599        627            119        140          32
       389       1,899        392             19         67          --
       333         431        438             90        209          65
        --          --         --             --         --          --
    46,642     794,689    255,717         13,439     93,568       3,661
$1,507,876  $6,761,228 $1,589,989       $178,867  $ 317,827   $  46,475
$1,160,415  $4,611,558 $1,526,150       $161,990  $ 666,654   $ 169,199
     3,102          --         --          1,451         --          --
  (119,146)    233,303   (253,087)        (7,077)  (403,150)   (130,171)
   463,505   1,916,367    316,926         22,503     54,323       7,447
$1,507,876  $6,761,228 $1,589,989       $178,867  $ 317,827   $  46,475
$1,198,892  $1,323,997 $1,300,575       $162,138  $ 306,230   $  43,295
   267,286   4,086,300    282,690         16,729      9,513       2,690
    41,698     438,532      6,724             --      2,084         490
        --     912,399         --             --         --          --
    37,506      48,987     89,935         10,512     52,218       4,044
    11,370     105,710     24,817            996      1,052         228
     2,551      19,354        524             --        222          62
        --      24,675         --             --         --          --
$    31.96  $    27.03 $    14.46       $  15.42  $    5.86   $   10.71
     23.51       38.66      11.39          16.80       9.04       11.78
     16.35       22.66      12.83             --       9.40        7.92
        --       36.98         --             --         --          --
$   38,077  $  515,206 $  250,944       $  9,428  $  90,112   $   2,614
     3,414     241,907         --             --         --          --
$   41,491  $  757,113 $  250,944       $  9,428  $  90,112   $   2,614
$  782,922  $2,638,756 $1,249,554       $150,320  $ 260,995   $  38,550
   307,279   2,973,337    276,383         15,344     94,757       3,220
$1,090,201  $5,612,093 $1,525,937       $165,664  $ 355,752   $  41,770
$       --  $       -- $    1,476       $    843  $      --   $      --

                                               NEUBERGER BERMAN AUGUST 31, 2004

Statements of Assets and Liabilities cont'd

                                                                        ---------------------------------------------------

Neuberger Berman Equity Funds                                              Partners Real Estate Regency Socially Responsive
(000's omitted except per share amounts)                                       Fund        Fund    Fund                Fund
Assets
   Investments in securities, at market value*/+/ (Notes A & F)--see
   Schedule of Investments:
   Unaffiliated issuers                                                 $1,527,510      $39,089 $51,706            $258,948
   Affiliated issuers                                                      367,745        2,667   5,755              30,282
                                                                         1,895,255       41,756  57,461             289,230
   Cash                                                                         --           --      --                  --
   Foreign currency                                                             71           --      --                 220
   Dividends and interest receivable                                         2,307           31      62                 111
   Receivable for securities sold                                            4,732           --      --                  --
   Receivable for Fund shares sold                                             500           14      77                 459
   Receivable from administrator-net (Note B)                                   --           12      --                  --
   Prepaid expenses and other assets                                           123            1       1                  12
Total Assets                                                             1,902,988       41,814  57,601             290,032
Liabilities
   Payable for collateral on securities loaned (Note A)                    317,916          995   3,533              30,282
   Payable for securities purchased                                          3,969          660     645               1,364
   Payable for Fund shares redeemed                                          1,399           --      10                 235
   Payable to investment manager-net (Notes A & B)                             622           26      22                 114
   Payable to administrator-net (Note B)                                       392           --      18                  62
   Accrued expenses and other payables                                         367           79      35                  52
   Due to custodian                                                             --           --      --                  15
Total Liabilities                                                          324,665        1,760   4,263              32,124
Net Assets at value                                                     $1,578,323      $40,054 $53,338            $257,908
Net Assets consist of:
   Paid-in capital                                                      $1,471,675      $28,648 $45,395            $229,109
   Undistributed net investment income (loss)                               11,828           --      --                  --
   Accumulated net realized gains (losses) on investments                 (138,406)       5,788   3,414               5,419
   Net unrealized appreciation (depreciation) in value of investments      233,226        5,618   4,529              23,380
Net Assets at value                                                     $1,578,323      $40,054 $53,338            $257,908
Net Assets
   Investor Class                                                       $1,280,805      $    -- $33,533            $215,603
   Trust Class                                                             283,842       40,054  19,805              42,305
   Advisor Class                                                            13,676           --      --                  --
   Institutional Class                                                          --           --      --                  --
Shares Outstanding ($.001 par value; unlimited shares authorized)
   Investor Class                                                           59,820           --   2,323              11,065
   Trust Class                                                              17,228        2,834   1,570               3,140
   Advisor Class                                                               961           --      --                  --
   Institutional Class                                                          --           --      --                  --
Net Asset Value, offering and redemption price per share
   Investor Class                                                       $    21.41      $    -- $ 14.44            $  19.48
   Trust Class                                                               16.48        14.13   12.61               13.47
   Advisor Class                                                             14.23           --      --                  --
   Institutional Class                                                          --           --      --                  --
/+/Securities on loan, at market value
   Unaffiliated issuers                                                 $  295,139      $   992 $ 3,424            $ 30,089
   Affiliated issuers                                                           --           --      --                  --
Total securities on loan, at market value                               $  295,139      $   992 $ 3,424            $ 30,089
*Cost of investments:
   Unaffiliated issuers                                                 $1,294,285      $33,471 $47,177            $235,567
   Affiliated issuers                                                      367,745        2,667   5,755              30,282
Total cost of investments                                               $1,662,030      $36,138 $52,932            $265,849
Total cost of foreign currency                                          $       70      $    -- $    --            $    221

See Notes to Financial Statements

                  This page has been left blank intentionally

Statements of Operations

                                                                                       --------------------------------------

                                                                                       Century  Fasciano      Focus   Genesis
                                                                                          Fund      Fund       Fund      Fund
Neuberger Berman Equity Funds
(000's omitted)
Investment Income
Income:
Dividend income--unaffiliated issuers                                                   $  156   $ 2,068  $ 17,584  $ 26,445
Dividend income--affiliated issuers (Note F)                                                --        --     1,150    11,475
Interest income (Note A)                                                                    --        --        55        27
Income from securities loaned-net (Note A)                                                   1        73       215     1,135
Income from investments in affiliated issuers (Note A)                                       1       289       498     2,843
Foreign taxes withheld (Note A)                                                             (0)       (3)      (54)      (53)
Total income                                                                               158     2,427    19,448    41,872
Expenses:
Investment management fee (Notes A & B)                                                     92     2,926     8,763    41,516
Administration fee (Note B):
     Investor Class                                                                         43       493     3,691     3,424
     Trust Class                                                                            --        --     1,458    14,633
     Advisor Class                                                                          --        63       170     1,566
     Institutional Class                                                                    --        --        --     1,242
Distribution fees (Note B):
     Trust Class                                                                            --        --       364        --
     Advisor Class                                                                          --        39       106       978
Shareholder servicing agent fees:
     Investor Class                                                                         65       374       946     1,027
     Trust Class                                                                            --        --        24        45
     Advisor Class                                                                          --        20        21        28
     Institutional Class                                                                    --        --        --        20
Audit fees                                                                                  22        66        59        65
Custodian fees (Note B)                                                                     31       120       361       993
Insurance expense                                                                           --         6        37       117
Legal fees                                                                                  26        29        36        35
Registration and filing fees                                                                33        70        96       179
Reimbursement of expenses previously assumed by administrator (Note B)                      --        --        --        --
Shareholder reports                                                                          2        48       148       735
Trustees' fees and expenses                                                                 27        28        31        39
Miscellaneous                                                                                4        56       257       329
Total expenses                                                                             345     4,338    16,568    66,971

Expenses reimbursed by administrator (Note B)                                              (94)      (26)       --       (37)
Investment management fee waived (Note A)                                                   (0)      (35)      (63)     (339)
Expenses reduced by custodian fee expense offset and commission recapture arrangements
 (Note B)                                                                                   (2)      (13)     (159)     (308)
Total net expenses                                                                         249     4,264    16,346    66,287
Net investment income (loss)                                                               (91)   (1,837)    3,102   (24,415)
Realized and Unrealized Gain (Loss) on Investments (Note A)
Net realized gain (loss) on:
     Investment securities sold in unaffiliated issuers                                  1,289    16,162   (28,752)  300,135
     Investment securities sold in affiliated issuers                                       --        --    17,380    34,212
     Foreign currency                                                                       --        --        --        --
Net increase from payments by affiliates (Note B)                                           --        --        --        --
Change in net unrealized appreciation (depreciation) in value of:
     Investment securities                                                                (690)   23,393    (7,184)  506,679
     Foreign currency                                                                       --        --        --        --
Net gain (loss) on investments                                                             599    39,555   (18,556)  841,026
Net increase (decrease) in net assets resulting from operations                         $  508   $37,718  $(15,454) $816,611

See Notes to Financial Statements

                            NEUBERGER BERMAN FOR THE YEAR ENDED AUGUST 31, 2004

-------------------------------------------------------------------------------------------

 Guardian International  Manhattan  Millennium   Partners Real Estate  Regency    Socially
     Fund          Fund       Fund        Fund       Fund        Fund     Fund  Responsive
                                                                                      Fund
$ 20,492        $ 2,976   $  1,154     $   151  $ 26,040       $1,323   $  474     $ 2,587
      --             --         --          --        --           --       --          --
      42             22         --          --         3           --       --          88
     536             34        307         143       599            4        4          51
     285             24         15           3       208           11       13          --
    (711)          (300)        (6)         --      (167)          (2)      (2)        (96)
  20,644          2,756      1,470         297    26,683        1,336      489       2,630
   8,045          1,041      1,863         500     7,979          323      212       1,158
   3,496            303        853         141     3,415           --       66         451
   1,195             24         50          16     1,219          152       53         148
      58             --          9           2        96           --       --          --
      --             --         --          --        --           --       --          --
     299             --         --           4       305           38       13          37
      36             --          6           1        60           --       --          --
   1,301            121        538         150       993           --       34         168
      24             19         20          19        24           39       19          22
      19             --         19          20        19           --       --          --
      --             --         --          --        --           --       --          --
      60             57         38          23        60           72       21          24
     401            233        153          74       374           37       57         120
      35              2          7           1        34            1        1           4
      33             33         31          27        31           15       31          31
      78             46         71          73        95           27       37          66
      --              7         --          --        --           --       18          --
     162             16         25           9        91           10        9          36
      31             28         28          28        31           27       27          28
     248             22         60          10       235            7        3          30
  15,521          1,952      3,771       1,098    15,061          748      601       2,323

      --             --        (15)        (68)       --         (176)     (22)         --
     (35)            (3)        (2)         --       (24)          (1)      (1)         --
    (102)            --        (83)        (25)     (235)         (13)      (5)        (29)
  15,384          1,949      3,671       1,005    14,802          558      573       2,294
   5,260            807     (2,201)       (708)   11,881          778      (84)        336
 109,880         18,112     31,371       7,974   191,036        6,725    5,520      10,693
      --             --         --          --        --           --       --          --
       4              8         --          --       (75)          --       --          (4)
      --             --         --          --        23           --       --          --
  76,795         11,577    (11,289)     (7,814)  (27,475)       1,956      705       1,458
      (6)            22         --          --         1           --       --           3
 186,673         29,719     20,082         160   163,510        8,681    6,225      12,150
$191,933        $30,526   $ 17,881     $  (548) $175,391       $9,459   $6,141     $12,486

Statements of Changes in Net Assets

                                                                         CENTURY FUND
                                                                    -----------------------

Neuberger Berman Equity Funds                                             Year        Year
                                                                         Ended       Ended
                                                                    August 31,  August 31,
                                                                          2004        2003
(000's omitted)
Increase (Decrease) in Net Assets:
From Operations:
Net investment income (loss)                                           $   (91)    $   (96)
Net realized gain (loss) on investments                                  1,289      (1,811)
Net increase from payments by affiliates (Note B)                           --          --
Change in net unrealized appreciation (depreciation) of investments       (690)      3,535
Net increase (decrease) in net assets resulting from operations            508       1,628
Distributions to Shareholders From:
Net investment income:
Investor Class                                                              --          --
Trust Class                                                                 --          --
Advisor Class                                                               --          --
Net realized gain on investments:
Investor Class                                                              --          --
Trust Class                                                                 --          --
Advisor Class                                                               --          --
Institutional Class                                                         --          --
Tax return of capital:
Investor Class                                                              --          --
Trust Class                                                                 --          --
Advisor Class                                                               --          --
Total distributions to shareholders                                         --          --
From Fund Share Transactions (Note D):
Proceeds from shares sold:
Investor Class                                                           2,211       3,181
Trust Class                                                                 --          --
Advisor Class                                                               --          --
Institutional Class                                                         --          --
Proceeds from reinvestment of dividends and distributions:
Investor Class                                                              --          --
Trust Class                                                                 --          --
Advisor Class                                                               --          --
Institutional Class                                                         --          --
Payments for shares redeemed:
Investor Class                                                          (5,392)     (3,347)
Trust Class                                                                 --          --
Advisor Class                                                               --          --
Institutional Class                                                         --          --
Redemption fees retained (Note A):
Investor Class                                                              --          --
Trust Class                                                                 --          --
Net increase (decrease) from Fund share transactions                    (3,181)       (166)
Net Increase (Decrease) in Net Assets                                   (2,673)      1,462
Net Assets:
Beginning of year                                                       16,997      15,535
End of year                                                            $14,324     $16,997
Undistributed net investment income (loss) at end of year              $    --     $    --
Distributions in excess of net investment income at end of year             --          --

See Notes to Financial Statements

                                               NEUBERGER BERMAN AUGUST 31, 2004

     FASCIANO FUND            FOCUS FUND             GENESIS FUND
-----------------------------------------------------------------------

      Year        Year         Year        Year        Year        Year
     Ended       Ended        Ended       Ended       Ended       Ended
August 31,  August 31,   August 31,  August 31,  August 31,  August 31,
      2004        2003         2004        2003        2004        2003

  $ (1,837)  $    (854) $    3,102  $    2,152  $  (24,415) $  (13,689)
    16,162       4,584     (11,372)    (67,281)    334,347     (57,932)
        --          --          --          --          --          --
    23,393      29,478      (7,184)    524,317     506,679     884,108
    37,718      33,208     (15,454)    459,188     816,611     812,487
        --          --      (2,050)         --          --          --
        --          --        (102)         --          --          --
        --          --          --          --          --          --
    (1,543)         --          --          --        (592)     (3,726)
        --          --          --          --      (1,579)     (7,994)
       (76)         --          --          --        (163)       (973)
        --          --          --          --        (378)     (1,664)
        --          --          --          --          --          --
        --          --          --          --          --          --
        --          --          --          --          --          --
    (1,619)         --      (2,152)         --      (2,712)    (14,357)
   130,090     179,821     206,620     346,786     228,770     226,046
        --          --     255,063     196,025   1,513,476     944,062
     9,096      13,122      40,939      13,968     184,669     115,331
        --          --          --          --     298,655     192,357
     1,498          --       1,822          --         553       3,547
        --          --         102          --       1,560       7,753
        63          --          --          --         160         951
        --          --          --          --         363       1,613
   (78,679)   (148,255)   (299,988)   (434,725)   (362,473)   (221,614)
        --          --    (315,797)   (200,842)   (828,412)   (702,015)
    (6,252)     (1,380)    (23,226)    (10,159)   (115,946)   (142,512)
        --          --          --          --    (137,292)   (115,262)
        --          --          --          --          --          --
        --          --          --          --          --          --
    55,816      43,308    (134,465)    (88,947)    784,083     310,257
    91,915      76,516    (152,071)    370,241   1,597,982   1,108,387
   291,500     214,984   1,659,947   1,289,706   5,163,246   4,054,859
  $383,415   $ 291,500  $1,507,876  $1,659,947  $6,761,228  $5,163,246
  $     --   $      --  $    3,102  $    2,152  $       --  $       --
        --          --          --          --          --          --

Statements of Changes in Net Assets cont'd

                                                                         GUARDIAN FUND
                                                                    -----------------------

Neuberger Berman Equity Funds                                              Year        Year
                                                                          Ended       Ended
                                                                     August 31,  August 31,
                                                                           2004        2003
(000's omitted)
Increase (Decrease) in Net Assets:
From Operations:
Net investment income (loss)                                        $    5,260  $    6,276
Net realized gain (loss) on investments                                109,884    (216,802)
Net increase from payments by affiliates (Note B)                           --          --
Change in net unrealized appreciation (depreciation) of investments     76,789     381,260
Net increase (decrease) in net assets resulting from operations        191,933     170,734
Distributions to Shareholders From:
Net investment income:
Investor Class                                                          (3,897)     (5,659)
Trust Class                                                               (535)     (1,594)
Advisor Class                                                               --         (73)
Net realized gain on investments:
Investor Class                                                              --          --
Trust Class                                                                 --          --
Advisor Class                                                               --          --
Institutional Class                                                         --          --
Tax return of capital:
Investor Class                                                              --      (1,104)
Trust Class                                                                 --        (277)
Advisor Class                                                               --         (14)
Total distributions to shareholders                                     (4,432)     (8,721)
From Fund Share Transactions (Note D):
Proceeds from shares sold:
Investor Class                                                          52,959      93,413
Trust Class                                                             59,204      74,235
Advisor Class                                                            1,692       1,775
Institutional Class                                                         --          --
Proceeds from reinvestment of dividends and distributions:
Investor Class                                                           3,595       6,244
Trust Class                                                                531       1,856
Advisor Class                                                               --          87
Institutional Class                                                         --          --
Payments for shares redeemed:
Investor Class                                                        (205,588)   (269,609)
Trust Class                                                            (99,128)   (152,914)
Advisor Class                                                          (13,483)     (3,836)
Institutional Class                                                         --          --
Redemption fees retained (Note A):
Investor Class                                                              --          --
Trust Class                                                                 --          --
Net increase (decrease) from Fund share transactions                  (200,218)   (248,749)
Net Increase (Decrease) in Net Assets                                  (12,717)    (86,736)
Net Assets:
Beginning of year                                                    1,602,706   1,689,442
End of year                                                         $1,589,989  $1,602,706
Undistributed net investment income (loss) at end of year           $       --  $       --
Distributions in excess of net investment income at end of year             --         (10)

See Notes to Financial Statements

                                               NEUBERGER BERMAN AUGUST 31, 2004


  INTERNATIONAL FUND        MANHATTAN FUND          MILLENNIUM FUND
-----------------------------------------------------------------------

      Year        Year        Year        Year        Year        Year
     Ended       Ended       Ended       Ended       Ended       Ended
August 31,  August 31,  August 31,  August 31,  August 31,  August 31,
      2004        2003        2004        2003        2004        2003

  $    807    $    733    $ (2,201)  $  (2,438)   $   (708)  $    (633)
    18,120      (7,197)     31,371     (30,232)      7,974     (15,790)
        --          --          --          --          --          --
    11,599      13,555     (11,289)     86,705      (7,814)     23,986
    30,526       7,091      17,881      54,035        (548)      7,563
    (1,122)       (211)         --          --          --          --
       (25)         --          --          --          --          --
        --          --          --          --          --          --
        --          --          --          --          --          --
        --          --          --          --          --          --
        --          --          --          --          --          --
        --          --          --          --          --          --
        --          --          --          --          --          --
        --          --          --          --          --          --
        --          --          --          --          --          --
    (1,147)       (211)         --          --          --          --
    71,106      19,807      11,100     121,795      17,315     136,381
    15,828      10,927      13,842      22,572       8,246       5,881
        --          --         464       1,129       3,795       3,459
        --          --          --          --          --          --
       993         192          --          --          --          --
        19          --          --          --          --          --
        --          --          --          --          --          --
        --          --          --          --          --          --
   (20,396)    (21,946)    (46,385)   (148,874)    (32,871)   (147,354)
    (2,343)     (9,969)    (21,898)    (26,590)     (9,927)     (6,097)
        --          --        (657)     (1,099)     (4,112)     (2,902)
        --          --          --          --          --          --
       100         200          --          --          --          --
         5          13          --          --          --          --
    65,312        (776)    (43,534)    (31,067)    (17,554)    (10,632)
    94,691       6,104     (25,653)     22,968     (18,102)     (3,069)
    84,176      78,072     343,480     320,512      64,577      67,646
  $178,867    $ 84,176    $317,827   $ 343,480    $ 46,475   $  64,577
  $  1,451    $  1,084    $     --   $      --    $     --   $      --
        --          --          --          --          --          --

Statements of Changes in Net Assets cont'd

                                                                         PARTNERS FUND
                                                                    -----------------------

Neuberger Berman Equity Funds                                              Year        Year
                                                                          Ended       Ended
                                                                     August 31,  August 31,
                                                                           2004        2003
(000's omitted)
Increase (Decrease) in Net Assets:
From Operations:
Net investment income (loss)                                        $   11,881  $      632
Net realized gain (loss) on investments                                190,961    (187,861)
Net increase from payments by affiliates (Note B)                           23          --
Change in net unrealized appreciation (depreciation) of investments    (27,474)    390,305
Net increase (decrease) in net assets resulting from operations        175,391     203,076
Distributions to Shareholders From:
Net investment income:
Investor Class                                                            (389)     (2,097)
Trust Class                                                                 --          --
Advisor Class                                                               --          --
Net realized gain on investments:
Investor Class                                                              --          --
Trust Class                                                                 --          --
Advisor Class                                                               --          --
Institutional Class                                                         --          --
Tax return of capital:
Investor Class                                                              --          --
Trust Class                                                                 --          --
Advisor Class                                                               --          --
Total distributions to shareholders                                       (389)     (2,097)
From Fund Share Transactions (Note D):
Proceeds from shares sold:
Investor Class                                                          54,446     100,343
Trust Class                                                             74,650      76,294
Advisor Class                                                            5,219       5,093
Institutional Class                                                         --          --
Proceeds from reinvestment of dividends and distributions:
Investor Class                                                             375       2,006
Trust Class                                                                 --          --
Advisor Class                                                               --          --
Institutional Class                                                         --          --
Payments for shares redeemed:
Investor Class                                                        (160,773)   (226,631)
Trust Class                                                           (124,689)   (125,352)
Advisor Class                                                          (24,103)     (8,726)
Institutional Class                                                         --          --
Redemption fees retained (Note A):
Investor Class                                                              --          --
Trust Class                                                                 --          --
Net increase (decrease) from Fund share transactions                  (174,875)   (176,973)
Net Increase (Decrease) in Net Assets                                      127      24,006
Net Assets:
Beginning of year                                                    1,578,196   1,554,190
End of year                                                         $1,578,323  $1,578,196
Undistributed net investment income (loss) at end of year           $   11,828  $      388
Distributions in excess of net investment income at end of year             --          --

See Notes to Financial Statements

                                               NEUBERGER BERMAN AUGUST 31, 2004

   REAL ESTATE FUND          REGENCY FUND       SOCIALLY RESPONSIVE FUND
------------------------------------------------------------------------

      Year        Year        Year        Year        Year         Year
     Ended       Ended       Ended       Ended       Ended        Ended
August 31,  August 31,  August 31,  August 31,  August 31,   August 31,
      2004        2003        2004        2003        2004         2003

  $    778    $    685     $   (84)    $   (86)   $    336     $    123
     6,725         780       5,520          65      10,689        5,444
        --          --          --          --          --           --
     1,956       3,710         705       3,905       1,461       23,157
     9,459       5,175       6,141       3,884      12,486       28,724
        --          --          --          --        (326)        (158)
      (819)       (822)         --          --         (19)          (2)
        --          --          --          --          --           --
        --          --          --          --      (5,735)          --
    (1,551)         --          --          --      (1,402)          --
        --          --          --          --          --           --
        --          --          --          --          --           --
        --          --          --          --          --           --
        --          --          --          --          --           --
        --          --          --          --          --           --
    (2,370)       (822)         --          --      (7,482)        (160)
        --          --      15,837       4,971     136,208       97,683
    15,584      25,818       7,674         490      35,801       22,010
        --          --          --          --          --           --
        --          --          --          --          --           --
        --          --          --          --       5,703          144
     2,040         722          --          --       1,353            2
        --          --          --          --          --           --
        --          --          --          --          --           --
        --          --      (6,283)     (4,280)    (62,783)     (60,480)
   (15,832)    (11,924)     (1,358)     (3,891)    (24,849)     (10,192)
        --          --          --          --          --           --
        --          --          --          --          --           --
        --          --          --          --          --           --
        21           4          --          --          --           --
     1,813      14,620      15,870      (2,710)     91,433       49,167
     8,902      18,973      22,011       1,174      96,437       77,731
    31,152      12,179      31,327      30,153     161,471       83,740
  $ 40,054    $ 31,152     $53,338     $31,327    $257,908     $161,471
  $     --    $     --     $    --     $    --    $     --     $     --
        --          --          --          --          --           --

Notes to Financial Statements Equity Funds

     Note A--Summary of Significant Accounting Policies:

1 General: Neuberger Berman Equity Funds (the "Trust") is a Delaware statutory trust organized pursuant to a Trust Instrument dated December 23, 1992. The Trust is registered as an open-end management investment company under the Investment Company Act of 1940, as amended (the "1940 Act"), and its shares are registered under the Securities Act of 1933, as amended. The Trust is comprised of the following twelve separate operating series: Neuberger Berman Century Fund ("Century"), Neuberger Berman Fasciano Fund ("Fasciano"), Neuberger Berman Focus Fund ("Focus"), Neuberger Berman Genesis Fund ("Genesis"), Neuberger Berman Guardian Fund ("Guardian"), Neuberger Berman International Fund ("International"), Neuberger Berman Manhattan Fund ("Manhattan"), Neuberger Berman Millennium Fund ("Millennium"), Neuberger Berman Partners Fund ("Partners"), Neuberger Berman Real Estate Fund ("Real Estate"), Neuberger Berman Regency Fund ("Regency"), and Neuberger Berman Socially Responsive Fund ("Socially Responsive") (individually a "Fund," collectively, the "Funds"), each of which (except Focus and Real Estate) is diversified. Eleven Funds offer Investor Class shares, ten offer Trust Class shares, seven offer Advisor Class shares, and one offers Institutional Class shares. The Board of Trustees of the Trust (the "Board") may establish additional series or classes of shares without the approval of shareholders.

     The assets of each Fund belong only to that Fund, and the liabilities of each Fund are borne solely by that Fund and no other.

     The preparation of financial statements in accordance with U.S. generally accepted accounting principles requires Neuberger Berman Management Inc. ("Management") to make estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates.

     Due to the treatment of redemption fees, certain items in the Statements of Changes in Net Assets for the year ended August 31, 2003 and the Financial Highlights for the periods ended August 31, 2003 and prior have been reclassified to conform to the current year presentation.

2 Portfolio valuation: Investment securities are valued as indicated in the notes following the Funds' Schedule of Investments.

3 Foreign currency translation: The accounting records of the Funds are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars using the exchange rate as of 12:00 noon, Eastern time, to determine the value of investments, other assets and liabilities. Purchase and sale prices of securities, and income and expenses, are translated into U.S. dollars at the prevailing rate of exchange on the respective dates of such transactions. Net unrealized foreign currency gain (loss) arises from changes in the value of assets and liabilities, other than investments in securities, as a result of changes in exchange rates and is stated separately in the Statements of Operations.

4 Securities transactions and investment income: Securities transactions are recorded on a trade date basis. Dividend income is recorded on the ex-dividend date or, for certain foreign dividends, as soon as the Fund becomes aware of the dividends. Non-cash dividends included in dividend income, if any, are

                                               NEUBERGER BERMAN AUGUST 31, 2004

     recorded at the fair market value of the securities received. Interest income, including accretion of original issue discount, where applicable, and accretion of discount on short-term investments, is recorded on the accrual basis. Realized gains and losses from securities transactions and foreign currency transactions are recorded on the basis of identified cost and stated separately in the Statements of Operations. Included in net realized gain (loss) on investment securities sold are proceeds from the settlements of class action litigation in which the Funds participated as plaintiffs. The amounts of such proceeds for the year ended August 31, 2004 were $600,097, $3,239,547, $64,236, $19,194, $2,361,654 and $1,831
     for Focus, Guardian, Manhattan, Millennium, Partners, and Regency, respectively.

5 Income tax information: The Funds are treated as separate entities for U.S. Federal income tax purposes. It is the policy of each Fund to continue to qualify as a regulated investment company by complying with the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its earnings to its shareholders. Therefore, no Federal income or excise tax provision is required.

     Income dividends and capital gain distributions are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles. These differences are primarily due to differing treatments of income and gains on various investment securities held by each Fund, timing differences and differing characterization of distributions made by each Fund as a whole. The Funds may also utilize earnings and profits distributed to shareholders on redemption of shares as a part of the dividends paid deduction for income tax purposes.

     As determined on August 31, 2004, permanent differences resulting primarily from different book and tax accounting for net operating losses, foreign currency gains and losses, and characterization of distributions from real estate investment trusts were reclassified at year end. These reclassifications had no effect on net income, net assets or net assets per share of each Fund.

     The tax character of distributions paid during the years ended August 31, 2004 and August 31, 2003 were as follows:

     Distributions Paid From:

                                                            Tax Return of
                 Ordinary Income    Long-Term Capital Gain     Capital             Total
                    2004       2003       2004        2003 2004       2003       2004        2003
Century       $       -- $       -- $       -- $        --  $-- $       -- $       -- $        --
Fasciano              --         --  1,618,575          --   --         --  1,618,575          --
Focus          2,153,172         --         --          --   --         --  2,153,172          --
Genesis               --         --  2,712,188  14,356,489   --         --  2,712,188  14,356,489
Guardian       4,432,224  7,325,908         --          --   --  1,395,412  4,432,224   8,721,320
International  1,147,440    211,508         --          --   --         --  1,147,440     211,508
Manhattan             --         --         --          --   --         --         --          --
Millennium            --         --         --          --   --         --         --          --
Partners         388,644  2,096,535         --          --   --         --    388,644   2,096,535
Real Estate    1,957,685    822,376    412,803          --   --         --  2,370,488     822,376
Regency               --         --         --          --   --         --         --          --
Socially
 Responsive    2,380,449    127,372  5,101,877      32,686   --         --  7,482,326     160,058

Notes to Financial Statements Equity Funds cont'd


     As of August 31, 2004, the components of distributable earnings (accumulated losses) on a U.S. Federal income tax basis were as follows:

                    Undistributed Undistributed     Unrealized           Loss
                         Ordinary     Long-Term   Appreciation  Carryforwards
                           Income          Gain (Depreciation)  and Deferrals           Total
Century               $        --  $         -- $      505,799 $ (35,824,655) $  (35,318,856)
Fasciano                4,337,005     9,986,542     75,756,488            --      90,080,035
Focus                   3,101,790            --    458,886,424  (114,527,321)    347,460,893
Genesis                15,280,342   218,112,711  1,916,277,038            --   2,149,670,091
Guardian                       --            --    317,057,998  (253,219,318)     63,838,680
International           1,532,432            --     22,419,853    (7,063,094)     16,889,191
Manhattan                      --            --     53,963,318  (402,790,260)   (348,826,942)
Millennium                     --            --      7,328,925  (130,052,911)   (122,723,986)
Partners               11,827,553            --    227,167,057  (132,347,610)    106,647,000
Real Estate             1,774,207     4,186,088      5,446,257            --      11,406,552
Regency                        --     3,515,508      4,428,356            --       7,943,864
Socially Responsive            --     6,031,845     22,767,265            --      28,799,110

     The difference between book and tax basis distributable earnings are primarily due to: wash sales, real estate investment trusts basis adjustments and passive foreign investment companies.

     To the extent each Fund's net realized capital gains, if any, can be offset by capital loss carryforwards, it is the policy of each Fund not to distribute such gains. As determined at August 31, 2004, the following Funds had unused capital loss carryforwards available for Federal income tax purposes to offset net realized capital gains, if any, as follows:

                                   Expiring in:
                       2008        2009         2010         2011        2012
   Century/(1)/  $2,769,580 $18,886,740 $  9,229,871 $  4,938,464 $        --
   Focus                 --          --   23,343,649   26,584,771  55,632,140
   Guardian              --          --           --  253,219,318          --
   International         --          --           --    7,063,094          --
   Manhattan             --          --  300,094,634  102,695,626          --
   Millennium            --  25,075,829   71,963,076   33,014,006          --
   Partners              --          --           --  132,347,610          --

     (1)The capital loss carryforwards shown above for Century include $685,257 expiring in 2008 and $17,304,656 expiring in 2009, which were acquired on August 2, 2002 in the merger with Neuberger Berman Technology Fund ("Technology"). The use of these losses to offset future gains may be limited in a given year.

     Under current tax law, certain capital and net foreign currency losses realized after October 31 within the taxable year may be deferred and treated as occurring on the first day of the following tax year. For the year ended August 31, 2004, the Funds elected to defer the following net capital and currency losses arising between November 1, 2003 and August 31, 2004:

                                Focus $8,938,288

6 Foreign taxes: Foreign taxes withheld represent amounts withheld by foreign tax authorities, net of refunds recoverable.

                                               NEUBERGER BERMAN AUGUST 31, 2004


7 Dividends and distributions to shareholders: Each Fund may earn income, net of expenses, daily on its investments. Income dividends and distributions from net realized capital gains, if any, generally are distributed in December. Real Estate generally distributes substantially all of its net investment income, if any, at the end of each calendar quarter. It is the policy of Real Estate to pass through to its shareholders substantially all REIT distributions and other income it receives, less operating expenses. The character of REIT distributions received from portfolio securities held by Real Estate is generally comprised of investment income, long-term capital gains, and return of REIT capital. At August 31, 2004, Real Estate estimated these amounts within the Statement of Operations since the information is not available from the REITs until after Real Estate's fiscal year end. The character of distributions paid to shareholders is disclosed within the Statement of Changes and is also based on these estimates. All estimates are based upon REIT information sources available to Real Estate together with actual IRS Forms 1099 received to date. After all applicable REITs have informed Real Estate of the actual breakdown of distributions paid to Real Estate during its fiscal year, Real Estate adjusts to actual, estimates previously recorded. Income dividends and capital gain distributions to shareholders are recorded on the ex-dividend date.

8 Expense allocation: Certain expenses are applicable to multiple funds. Expenses directly attributable to a Fund are charged to that Fund. Expenses of the Trust that are not directly attributed to a Fund are allocated among the Funds, on the basis of relative net assets, except where a more appropriate allocation of expenses to each of the Funds can otherwise be made fairly. Expenses borne by the complex of related investment companies, which includes open-end and closed-end investment companies for which Management serves as investment manager, that are not directly attributed to a Fund or the Trust, are allocated among the Funds and the other investment companies in the complex or series thereof, on the basis of relative net assets, except where a more appropriate allocation of expenses to each investment company in the complex or series thereof can otherwise be made fairly. Each Fund's expenses (other than those specific to each class) are allocated proportionally each day between the classes based upon the relative net assets of each class.

9 Call options: Premiums received by each Fund upon writing a covered call option are recorded in the liability section of each Fund's Statement of Assets and Liabilities and are subsequently adjusted to the current market value. When an option is exercised, closed, or expired, the Fund realizes a gain or loss and the liability is eliminated. A Fund bears the risk of a decline in the price of the security during the period, although any potential loss during the period would be reduced by the amount of the option premium received. In general, written covered call options may serve as a partial hedge against decreases in value in the underlying securities to the extent of the premium received. All securities covering outstanding options are held in escrow by the custodian bank.

     Summary of option transactions for the year ended August 31, 2004:


                                                      Value When
               Focus                           Number    Written

               Contracts outstanding 8/31/03       0   $       0
               Contracts written              10,000     529,974
               Contracts expired                   0           0
               Contracts exercised           (10,000)   (529,974)
               Contracts closed                    0           0
                                             -------   ---------
               Contracts outstanding 8/31/04       0   $       0
                                             -------   ---------

Notes to Financial Statements Equity Funds cont'd


10 Financial futures contracts: Each Fund may buy and sell stock index futures contracts for purposes of managing cash flow. Century, International, Millennium, Real Estate, and Socially Responsive may each buy and sell financial futures contracts to hedge against a possible decline in the value of their portfolio securities. International may also buy currency futures contracts for non-hedging purposes. At the time a Fund enters into a financial futures contract, it is required to deposit with its custodian a specified amount of cash or liquid securities, known as "initial margin," ranging upward from 1.1% of the value of the financial futures contract being traded. Each day, the futures contract is valued at the official settlement price of the board of trade or U.S. commodity exchange on which such futures contract is traded. Subsequent payments, known as "variation margin," to and from the broker are made on a daily basis as the market price of the financial futures contract fluctuates. Daily variation margin adjustments, arising from this "mark to market," are recorded by the Funds as unrealized gains or losses.

     Although some financial futures contracts by their terms call for actual delivery or acceptance of financial instruments, in most cases the contracts are closed out prior to delivery by offsetting purchases or sales of matching financial futures contracts. When the contracts are closed, a Fund recognizes a gain or loss. Risks of entering into futures contracts include the possibility there may be an illiquid market and/or a change in the value of the contract that may not correlate with changes in the value of the underlying securities.

     For U.S. Federal income tax purposes, the futures transactions undertaken by a Fund may cause that Fund to recognize gains or losses from marking to market even though its positions have not been sold or terminated, may affect the character of the gains or losses recognized as long-term or short-term, and may affect the timing of some capital gains and losses realized by the Fund. Also, a Fund's losses on transactions involving futures contracts may be deferred rather than being taken into account currently in calculating such Fund's taxable income.

     During the year ended August 31, 2004, the Funds did not enter into any financial futures contracts. At August 31, 2004, there were no open positions.

11 Forward foreign currency contracts: The Funds may enter into forward foreign currency contracts ("contracts") in connection with planned purchases or sales of securities to hedge the U.S. dollar value of portfolio securities denominated in a foreign currency. International may also enter into such contracts to increase or decrease its exposure to a currency other than U.S. dollars. The gain or loss arising from the difference between the original contract price and the closing price of such contract is included in net realized gains or losses on foreign currency transactions. Fluctuations in the value of forward foreign currency contracts are recorded for financial reporting purposes as unrealized gains or losses by each Fund. The Funds have no specific limitation on the percentage of assets which may be committed to these types of contracts. The Funds could be exposed to risks if a counter party to a contract were unable to meet the terms of its contract or if the value of the foreign currency changes unfavorably. The U.S. dollar value of foreign currency underlying all contractual commitments held by each Fund is determined using forward foreign currency exchange rates supplied by an independent pricing service.

                                               NEUBERGER BERMAN AUGUST 31, 2004


12 Security lending: Pursuant to an Exemptive Order issued by the Securities and Exchange Commission, the Funds entered into a Securities Lending Agreement ("Agreement") with Neuberger Berman, LLC ("Neuberger") on April 17, 2003. Securities loans involve certain risks in the event a borrower should fail financially, including delays or inability to recover the lent securities or foreclose against the collateral. The investment manager, under the general supervision of the Board, monitors the creditworthiness of the parties to whom the Funds make security loans. The Funds will not lend securities on which covered call options have been written, or lend securities on terms which would prevent the Funds from qualifying as regulated investment companies. The Funds receive cash collateral equal to at least 102% of the current market value of the loaned securities. The Funds invest the cash collateral in the Quality Fund, which is managed by State Street Bank and Trust Company ("State Street") pursuant to guidelines approved by the Trust's investment manager. Neuberger guaranteed minimum revenue to the Funds under the Agreement, and received a portion of any revenue earned in excess of the guaranteed amount as a lending agency fee. At August 31, 2004, Century, Guardian, Partners and Regency paid Neuberger $98, $25,376, $8,749 and $1,227, respectively, under the Agreement.

     The Agreement has been renewed and approved by the Board as of July 1, 2004 with substantially the same terms. Under this current Agreement, Neuberger guarantees minimum revenue to the Fund and receives any revenue earned in excess of the guaranteed amount as a lending agency fee.

     Income earned on the securities loaned, if any, is reflected in the Statements of Operations under the caption Income from securities loaned-net.

13 Repurchase agreements: Each Fund may enter into repurchase agreements with institutions that the Fund's investment manager has determined are creditworthy. Each repurchase agreement is recorded at cost. Each Fund requires that the securities purchased in a repurchase agreement be transferred to the custodian in a manner sufficient to enable the Fund to assert a perfected security interest in those securities in the event of a default under the repurchase agreement. Each Fund monitors, on a daily basis, the value of the securities transferred to ensure that their value, including accrued interest, is greater than amounts owed to the Fund under each such repurchase agreement.

14 Redemption of fund shares: The Investor and Trust Classes of International and the Trust Class of Real Estate charge a redemption fee of 2%, 2%, and 1%, respectively, on shares redeemed or exchanged for shares of another fund within 180 days or less of the purchase date. All redemption fees are paid to and recorded by each Fund as Paid-in capital. For the year ended August 31, 2004, International and Real Estate received $105,188 and $20,948, respectively, in redemption fees.

15   Transactions with other funds managed by Neuberger Berman Management Inc.:
     Pursuant to an Exemptive Order issued by the Securities and Exchange Commission, the Funds may invest in the Neuberger Berman Institutional Cash Fund (the "Cash Fund"), a fund managed by Management and having the same board members as the Funds. The Cash Fund seeks to provide as high a level of current income as is consistent with the preservation of capital and the maintenance of liquidity. For any cash that any Fund invests in the Cash Fund, Management waives a portion of its management fee equal to the management fee it receives from the Cash Fund on those assets (the "Arrangement"). For the year ended

Notes to Financial Statements Equity Funds cont'd

     August 31, 2004, income earned on this investment is included in the Statements of Operations under the caption Income from investments in affiliated issuers. For the year ended August 31, 2004, management fees waived and income earned under this Arrangement were as follows:

                                   Management Fees
               (000's omitted)              Waived Income Earned

               Century                        $ --        $    1
               Fasciano                         35           289
               Focus                            63           498
               Genesis                         339         2,843
               Guardian                         35           285
               International                     3            24
               Manhattan                         2            15
               Millennium                       --             3
               Partners                         24           208
               Real Estate                       1            11
               Regency                           1            13
               Socially Responsive              --            --

16 Indemnifications: Like many other companies, the Trust's organizational documents provide that its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust. In addition, both in some of its principal service contracts and in the normal course of its business, the Trust enters into contracts that provide indemnifications to other parties for certain types of losses or liabilities. The Trust's maximum exposure under these arrangements is unknown as this could involve future claims against the Trust.

17 Other: All net investment income and realized and unrealized capital gains and losses of each Fund are allocated, on the basis of relative net assets, pro rata among its respective classes.

     Note B--Management Fees, Administration Fees, Distribution Arrangements, and Other Transactions With Affiliates:

     Each Fund retains Management as its investment manager under a Management Agreement. For such investment management services, each Fund pays Management a fee according to the following table:

     Investment Management Fee as a Percentage of Average Daily Net Assets:

                      First    Next    Next    Next    Next    Next    Next    Next
                       $250    $250    $250    $250    $500    $500    $500    $1.5
                    million million million million million million million billion Thereafter
Century               0.55%  0.525%   0.50%  0.475%   0.45%  0.425%  0.425%  0.425%      0.40%
Fasciano              0.85%   0.85%  0.825%  0.825%   0.80%  0.775%   0.75%  0.725%     0.725%
Focus                 0.55%  0.525%   0.50%  0.475%   0.45%  0.425%  0.425%  0.425%      0.40%
Genesis               0.85%   0.80%   0.75%   0.70%   0.65%   0.65%   0.65%   0.65%      0.65%
Guardian              0.55%  0.525%   0.50%  0.475%   0.45%  0.425%  0.425%  0.425%      0.40%
International         0.85%  0.825%   0.80%  0.775%   0.75%  0.725%  0.725%   0.70%      0.70%
Manhattan             0.55%  0.525%   0.50%  0.475%   0.45%  0.425%  0.425%  0.425%      0.40%
Millennium            0.85%   0.80%   0.75%   0.70%   0.65%   0.65%   0.65%   0.65%      0.65%
Partners              0.55%  0.525%   0.50%  0.475%   0.45%  0.425%  0.425%  0.425%      0.40%
Real Estate           0.85%   0.85%   0.85%   0.85%   0.85%   0.85%   0.85%   0.85%      0.85%
Regency               0.55%  0.525%   0.50%  0.475%   0.45%  0.425%  0.425%  0.425%      0.40%
Socially Responsive   0.55%  0.525%   0.50%  0.475%   0.45%  0.425%  0.425%  0.425%      0.40%

                                               NEUBERGER BERMAN AUGUST 31, 2004


     Each Fund retains Management as its administrator under an Administration Agreement. Each Fund's Investor Class (except Fasciano) pays Management an administration fee at the annual rate of 0.26% of its average daily net assets, each Fund's Trust Class and Advisor Class pays Management an administration fee at the annual rate of 0.40% of its average daily net assets, and the Investor Class of Fasciano and the Institutional Class of Genesis pay Management an administration fee at the annual rate of 0.15% of its average daily net assets under this agreement. Additionally, Management retains State Street as its sub-administrator under a Sub-Administration Agreement. Management pays State Street a fee for all services received under the agreement.

     For the Trust Class of Focus, Guardian, Millennium, Partners, Real Estate, Regency and Socially Responsive, and the Advisor Class of each Fund, Management acts as agent in arranging for the sale of class shares without commission and bears advertising and promotion expenses. The Board has adopted distribution plans (each a "Plan") with respect to these classes, pursuant to Rule 12b-1 under the 1940 Act. The Plans provide that, as compensation for administrative and other services provided to these classes, Management's activities and expenses related to the sale and distribution of these classes of shares, and ongoing services provided to investors in these classes, Management receives from each of these classes a fee at the annual rate of 0.10% of such Trust Class' and 0.25% of such Advisor Class' average daily net assets. Management receives this amount to provide distribution and shareholder servicing for those classes and pays a portion of it to institutions that provide such services. Those institutions may use the payments for, among other purposes, compensating employees engaged in sales and/or shareholder servicing. The amount of fees paid by each class during any year may be more or less than the cost of distribution and other services provided to that class. NASD rules limit the amount of annual distribution fees that may be paid by a mutual fund and impose a ceiling on the cumulative distribution fees paid. The Trust's Plans comply with those rules.

Notes to Financial Statements Equity Funds cont'd


     Management has contractually undertaken to reimburse operating expenses (including the fees payable to Management but excluding interest, taxes, brokerage commissions and extraordinary expenses) ("Operating Expenses") which exceed the expense limitation as detailed in the following table:

                                                                         Reimbursement
                                                                       from Management
                                            Expense                 for the Year Ended
Class                                Limitation/(1)/     Expiration    August 31, 2004
Century Fund Investor Class                   1.50%         8/31/14           $ 93,790
Fasciano Fund Advisor Class                   1.90%/(2)/    8/31/14             25,925
Focus Fund Trust Class                        1.50%         8/31/07                 --
Focus Fund Advisor Class                      1.50%         8/31/14                 --
Genesis Fund Trust Class                      1.50%         8/31/07                 --
Genesis Fund Advisor Class                    1.50%         8/31/14                 --
Genesis Fund Institutional Class              0.85%         8/31/14             37,095
Guardian Fund Trust Class                     1.50%         8/31/07                 --
Guardian Fund Advisor Class                   1.50%         8/31/14                 --
International Fund Investor Class             1.40%/(3)/    8/31/07                 --
International Fund Trust Class                1.50%/(4)/    8/31/14                 --
Manhattan Fund Trust Class                    1.50%         8/31/07                 --
Manhattan Fund Advisor Class                  1.50%         8/31/14             14,667
Millennium Fund Investor Class                1.75%         8/31/07             30,041
Millennium Fund Trust Class                   1.75%         8/31/14             18,588
Millennium Fund Advisor Class                 1.90%         8/31/14             19,780
Partners Fund Trust Class                     1.50%         8/31/07                 --
Partners Fund Advisor Class                   1.50%         8/31/14                 --
Real Estate Fund Trust Class                  1.50%         8/31/14            175,965
Regency Fund Investor Class                   1.50%         8/31/14                 --
Regency Fund Trust Class                      1.50%         8/31/14             21,748
Socially Responsive Fund Trust Class          1.50%         8/31/07                 --

     (1)Expense limitation per annum of the respective class' average daily net assets.
     (2)In addition, Management has voluntarily undertaken to reimburse the Advisor Class of Fasciano Fund so that its Operating Expenses are limited to 1.50% per annum of its average daily net assets. This undertaking, which is terminable by Management upon notice to Fasciano Fund, is in addition to the contractual undertaking as stated above.
     (3)Prior to August 11, 2004, expense limitation was 1.70%.
     (4)Prior to August 11, 2004, expense limitation was 2.00%.

                                               NEUBERGER BERMAN AUGUST 31, 2004


     The Investor Classes of Century, International, Millennium, and Regency and the Trust Class, Advisor Class, and Institutional Class of each Fund have agreed to repay Management for their excess Operating Expenses previously reimbursed by Management, so long as their annual Operating Expenses during that period do not exceed their Expense Limitations, and the repayments are made within three years after the year in which Management issued the reimbursement. During the year ended August 31, 2004, the Investor Class of International, Trust Class of International, and Investor Class of Regency reimbursed Management $6,730, $252, and $18,183 under this agreement. At August 31, 2004, contingent liabilities to Management under the agreement were as follows:


                                                  Expiring in:
                                           2005     2006     2007    Total

     Century Fund Investor Class       $ 85,242 $ 66,224 $ 93,790 $245,256
     Fasciano Fund Advisor Class             --       --   25,925   25,925
     Genesis Fund Institutional Class    92,173   87,885   37,095  217,153
     International Fund Investor Class       --   17,503       --   17,503
     International Fund Trust Class      10,374   14,156       --   24,530
     Manhattan Fund Advisor Class         9,671   14,672   14,667   39,010
     Millennium Fund Investor Class          --   42,660   30,041   72,701
     Millennium Fund Trust Class          7,507   18,740   18,588   44,835
     Millennium Fund Advisor Class        4,014    5,719   19,780   29,513
     Real Estate Fund Trust Class       101,341  152,347  175,965  429,653
     Regency Fund Investor Class             --    9,951       --    9,951
     Regency Fund Trust Class            27,988   36,356   21,748   86,092


     On October 31, 2003, Management and Neuberger, a member firm of the New York Stock Exchange and sub-adviser to the Funds, became indirect wholly-owned subsidiaries of Lehman Brothers Holdings Inc. ("Lehman"), a publicly-owned holding company. Neuberger is retained by Management to furnish it with investment recommendations and research information without added cost to the Fund. Several individuals who are officers and/or Trustees of the Trust are also employees of Neuberger and/or Management.

     Each class of shares also has a distribution agreement with Management. Management receives no commissions for sales or redemptions of shares of beneficial interest of each share class, but receives fees from certain classes under the Plan, as described above.

Notes to Financial Statements Equity Funds cont'd


     On July 1, 2003, the Funds entered into a commission recapture program, which enables each Fund to pay some of its operational expenses by recouping a portion of the commissions it pays to a broker that is not a related party of the Funds. Expenses paid through this program may include costs of custodial, transfer agency or accounting services. For the year ended August 31, 2004, the impact of this arrangement on the Funds was a reduction of expenses as follows:


                          Century             $  2,069
                          Fasciano              12,750
                          Focus                158,211
                          Genesis              303,107
                          Guardian             101,582
                          International             --
                          Manhattan             83,096
                          Millennium            24,725
                          Partners             234,508
                          Real Estate           12,946
                          Regency                4,727
                          Socially Responsive   28,657


     Each Fund has an expense offset arrangement in connection with its custodian contract. The impact of this arrangement, reflected in the Statements of Operations under the caption Custodian fees, was a reduction of $23, $106, $735, $4,580, $884, $323, $156, $40, $838, $28, $25, and $68
     for Century, Fasciano, Focus, Genesis, Guardian, International, Manhattan, Millennium, Partners, Real Estate, Regency, and Socially Responsive, respectively.

     Partners recorded a capital contribution from Management in 2004 in the amount of $22,500. This amount was paid in connection with losses incurred in the disposition of a forward foreign currency contract.

     Note C--Securities Transactions:

     During the year ended August 31, 2004, there were purchase and sale transactions (excluding short-term securities, financial futures contracts, foreign currency contracts, and option contracts) as follows:


                   (000's omitted)      Purchases      Sales

                   Century             $   10,882 $   14,189
                   Fasciano               112,365     53,801
                   Focus                  465,461    592,671
                   Genesis              1,944,500  1,363,304
                   Guardian               405,605    575,947
                   International          146,767     86,084
                   Manhattan              346,536    390,063
                   Millennium              84,900    103,248
                   Partners             1,074,436  1,263,451
                   Real Estate             54,325     54,009
                   Regency                 39,286     23,416
                   Socially Responsive    153,506     72,774

                                               NEUBERGER BERMAN AUGUST 31, 2004


     During the year ended August 31, 2004, there were brokerage commissions on securities transactions paid to Neuberger, Lehman and other brokers as follows:


                                                     Other
              (000's omitted)     Neuberger Lehman Brokers  Total

              Century                  $  4   $  4  $   22 $   30
              Fasciano                   11     16     186    213
              Focus                     338    427   1,585  2,350
              Genesis                   241    781   3,703  4,725
              Guardian                  194    211   1,160  1,565
              International              --      6     374    380
              Manhattan                  62    166     802  1,030
              Millennium                  8     42     280    330
              Partners                  317    629   2,563  3,509
              Real Estate                13     29     128    170
              Regency                     8     14      68     90
              Socially Responsive        32     51     250    333


     Note D--Fund Share Transactions:

     Share activity for the years ended August 31, 2004 and August 31, 2003 was as follows:

                   For the Year Ended August 31, 2004         For the Year Ended August 31, 2003
                      Shares Issued on                           Shares Issued on
                       Reinvestment of                            Reinvestment of
(000's         Shares    Dividends and   Shares           Shares    Dividends and   Shares
omitted)         Sold    Distributions Redeemed     Total   Sold    Distributions Redeemed     Total
Century:
Investor Class    382               --     (933)    (551)    654               --     (694)     (40)
Fasciano:
Investor Class  3,311               39   (2,028)   1,322   5,804               --   (4,823)     981
Advisor Class     868                6     (593)     281   1,521               --     (162)   1,359
Focus:
Investor Class  5,716               53   (8,539)  (2,770) 14,149               --  (18,330)  (4,181)
Trust Class     9,612                4  (12,271)  (2,655) 10,704               --  (11,361)    (657)
Advisor Class   2,229               --   (1,307)     922   1,128               --     (831)     297
Genesis:
Investor Class  8,785               22  (14,135)  (5,328) 11,255              179  (11,098)     336
Trust Class    40,370               43  (22,107)  18,306  32,424              273  (24,651)   8,046
Advisor Class   8,414                8   (5,312)   3,110   6,793               57   (8,564)  (1,714)
Institutional
 Class          8,545               10   (3,823)   4,732   7,027               60   (4,151)   2,936
Guardian:
Investor Class  3,732              260  (14,526) (10,534)  8,292              592  (24,409) (15,525)
Trust Class     5,293               49   (8,882)  (3,540)  8,401              224  (17,123)  (8,498)
Advisor Class     135               --   (1,056)    (921)    176                9     (391)    (206)
International:
Investor Class  4,776               74   (1,420)   3,430   1,995               20   (2,211)    (196)
Trust Class       966                1     (145)     822   1,030               --     (939)      91
Manhattan:
Investor Class  1,841               --   (7,750)  (5,909) 25,504               --  (31,306)  (5,802)
Trust Class     1,465               --   (2,356)    (891)  3,025               --   (3,590)    (565)
Advisor Class      49               --      (68)     (19)    147               --     (143)       4

Notes to Financial Statements Equity Funds cont'd

                      For the Year Ended August 31, 2004        For the Year Ended August 31, 2003
                      Shares Issued on                          Shares Issued on
                       Reinvestment of                           Reinvestment of
(000's         Shares    Dividends and   Shares          Shares    Dividends and   Shares
omitted)         Sold    Distributions Redeemed    Total   Sold    Distributions Redeemed    Total
Millennium:
Investor Class  1,517               --   (2,909) (1,392) 15,579               --  (16,892) (1,313)
Trust Class       639               --     (797)   (158)    580               --     (611)    (31)
Advisor Class     462               --     (504)    (42)    463               --     (388)     75
Partners:
Investor Class  2,548               18   (7,632) (5,066)  6,033              125  (13,849) (7,691)
Trust Class     4,581               --   (7,681) (3,100)  5,869               --  (10,054) (4,185)
Advisor Class     371               --   (1,749) (1,378)    444               --     (792)   (348)
Real Estate:
Trust Class     1,211              163   (1,251)    123   2,588               73   (1,192)  1,469
Regency:
Investor Class  1,114               --     (444)    670     472               --     (401)     71
Trust Class       621               --     (112)    509      53               --     (444)   (391)
Socially
 Responsive:
Investor Class  6,836              297   (3,227)  3,906   5,960                9   (3,435)  2,534
Trust Class     2,625              102   (1,828)    899   1,932               --     (872)  1,060

     Note E--Line of Credit:

     At August 31, 2004, each Fund (except International) was a participant in a single committed, unsecured $150,000,000 ($200,000,000 prior to September 26, 2003) line of credit with State Street, to be used only for temporary or emergency purposes. Interest is charged on borrowings under this agreement at the overnight Federal Funds Rate plus 0.50% per annum. A facility fee of 0.10% per annum of the available line of credit is charged, of which each Fund has agreed to pay its pro rata share, based on the ratio of its individual net assets to the net assets of all participants at the time the fee is due and payable. The fee is paid quarterly in arrears. No compensating balance is required. Other investment companies managed by Management also participate in this line of credit on the same terms. Because several investment companies participate, there is no assurance that an individual Fund will have access to all or any part of the $150,000,000 at any particular time. There were no loans outstanding pursuant to this line of credit at August 31, 2004. During the year ended August 31, 2004, none of the Funds utilized this line of credit.

     At August 31, 2004, International was one of two holders of a single $20,000,000 uncommitted, secured line of credit with State Street to be used only for temporary or emergency purposes or for leverage. Interest is charged at LIBOR, or the overnight Federal Funds Rate, plus a spread to be determined at the time of borrowing. Another investment company managed by Management also participates in this line of credit on the same terms. Because another investment company participates, there is no assurance that International will have access to the entire $20,000,000 at any particular time. International had no loans outstanding pursuant to this line of credit at August 31, 2004. During the year ended August 31, 2004, International did not utilize this line of credit.

                                               NEUBERGER BERMAN AUGUST 31, 2004


     Note F--Investments In Affiliates*:

Century          Balance of                               Balance of                      Dividends
                     Shares          Gross          Gross     Shares                    Included in
                       Held      Purchases          Sales       Held        Value Dividend Income--
                 August 31,            and            and August 31,   August 31,    Non-Controlled
Name of Issuer         2003      Additions     Reductions       2004         2004        Affiliates

N&B Securities
 Lending
 Quality Fund,
 LLC                     --     49,391,200     49,391,200         -- $         --        $       --
Neuberger
 Berman
 Institutional
 Cash Fund
 Trust Class         52,487      4,465,974      4,498,815     19,646       19,646                --
                                                                     ------------        ----------
Total                                                                $     19,646        $       --
                                                                     ============        ==========

Fasciano         Balance of                               Balance of                      Dividends
                     Shares          Gross          Gross     Shares                    Included in
                       Held      Purchases          Sales       Held        Value Dividend Income--
                 August 31,            and            and August 31,   August 31,    Non-Controlled
Name of Issuer         2003      Additions     Reductions       2004         2004        Affiliates

N&B Securities
 Lending
 Quality Fund,
 LLC             36,646,100  8,594,327,700  8,587,686,900 43,286,900 $ 43,286,900        $       --
Neuberger
 Berman
 Institutional
 Cash Fund
 Trust Class     37,380,432    104,748,281    111,027,329 31,101,384   31,101,384                --
                                                                     ------------        ----------
Total                                                                $ 74,388,284        $       --
                                                                     ============        ==========

Focus            Balance of                               Balance of                      Dividends
                     Shares          Gross          Gross     Shares                    Included in
                       Held      Purchases          Sales       Held        Value Dividend Income--
                 August 31,            and            and August 31,   August 31,    Non-Controlled
Name of Issuer         2003      Additions     Reductions       2004         2004        Affiliates

Furniture Brands
 International**  2,930,000             --      1,876,700  1,053,300 $         --        $1,150,163
International
 Rectifier        3,587,700      1,245,000             --  4,832,700  158,802,522                --
MemberWorks
 Inc.               619,600        774,500             --  1,394,100   34,768,854                --
N&B Securities
 Lending
 Quality Fund,
 LLC             63,343,000 17,911,934,900 17,932,223,600 43,054,300   43,054,300                --
Neuberger
 Berman
 Institutional
 Cash Fund
 Trust Class     47,255,219    586,759,535    577,107,569 56,907,185   56,907,185                --
                                                                     ------------        ----------
Total                                                                $293,532,861        $1,150,163
                                                                     ============        ==========

Notes to Financial Statements Equity Funds cont'd


Genesis                    Balance of                      Balance of                      Dividends
                               Shares     Gross      Gross     Shares                    Included in
                                 Held Purchases      Sales       Held        Value Dividend Income--
                           August 31,       and        and August 31,   August 31,    Non-Controlled
Name of Issuer                   2003 Additions Reductions       2004         2004        Affiliates

Actel Corp.                 1,618,000        --    155,600  1,462,400 $ 21,131,680        $       --
Applied Signal Technology          --   847,800         --    847,800   29,410,182           190,650
AptarGroup Inc.             3,428,600    50,000         --  3,478,600  158,067,584         1,251,876
Bennett Environmental              -- 1,557,200         --  1,557,200    8,751,464                --
Big 5 Sporting Goods               -- 2,058,849         --  2,058,849   39,426,958                --
Biosite Inc.                  521,251 1,028,949    257,900  1,292,300   61,190,405                --
Black Box                   1,155,800        --     45,800  1,110,000   40,226,400           231,160
CEC Entertainment**         2,046,300   686,700  2,733,000         --           --                --
Church & Dwight             3,816,200   370,100         --  4,186,300  188,257,911         1,202,714
CLARCOR Inc.                   70,300 1,207,800         --  1,278,100   56,619,830           479,000
Concerto Software**           826,400        --    826,400         --           --                --
Compass Minerals
 International                     -- 2,827,800         --  2,827,800   60,712,866         1,350,075
Dionex Corp.                1,095,800   112,393         --  1,208,193   55,649,370                --
East West Bancorp           1,460,600 1,716,800         --  3,177,400  115,117,202           609,860
Electronics for Imaging     3,490,400   325,000         --  3,815,400   75,850,152                --
Encore Acquisition                 -- 2,489,400         --  2,489,400   69,454,260                --
Engineered Support Systems  1,400,350 1,168,625         --  2,568,975  111,005,410            77,903
The First Years**             475,500        --    475,500         --           --            85,590
Haemonetics Corp.**         1,977,600        --  1,563,700    413,900           --                --
Hancock Fabrics             1,616,900        --     32,000  1,584,900   17,608,239           711,436
ICU Medical                        --   895,800         --    895,800   23,461,002                --
IDEXX Laboratories          2,189,900    50,000         --  2,239,900  109,105,529                --
IHOP Corp.                  1,143,400        --         --  1,143,400   39,675,980         1,143,400
K-V Pharmaceutical          1,966,700 1,092,550         --  3,059,250   48,703,260                --
ManTech International       2,092,100   643,600         --  2,735,700   43,825,914                --
Matthews International      1,765,800   665,400         --  2,431,200   85,942,920           329,632
Mentor Corp.                4,526,000        --         --  4,526,000  159,224,680         2,715,600
MTC Technologies                   -- 1,219,800         --  1,219,800   30,421,812                --

                                               NEUBERGER BERMAN AUGUST 31, 2004


Genesis          Balance of                                  Balance of                        Dividends
                     Shares           Gross           Gross      Shares                      Included in
                       Held       Purchases           Sales        Held          Value Dividend Income--
                 August 31,             and             and  August 31,     August 31,    Non-Controlled
Name of Issuer         2003       Additions      Reductions        2004           2004        Affiliates

N&B Securities
 Lending
 Quality Fund,
 LLC            384,934,700 119,499,623,545 119,105,432,875 779,125,370 $  779,125,370       $        --
Neuberger
 Berman
 Institutional
 Cash Fund
 Trust Class    237,533,509   1,025,514,362     853,742,999 409,304,872    409,304,872                --
OceanFirst
 Financial          793,650              --           6,100     787,550     17,979,767           633,700
Odyssey
 Healthcare              --       1,939,600              --   1,939,600     34,369,712                --
R.H. Donnelley    1,805,900          83,100              --   1,889,000     87,744,050                --
Regis Corp.              --       2,344,400              --   2,344,400     95,956,292            97,500
School
 Specialty               --         991,638              --     991,638     35,153,567                --
Simpson
 Manufacturing    1,521,800              --              --   1,521,800     85,981,700           304,360
Taro
 Pharmaceutical
 Industries       1,165,000       1,176,432              --   2,341,432     48,537,885                --
TierOne Corp.**   1,207,500              --       1,207,500          --             --            60,375
United Defense
 Industries       3,199,700         465,100              --   3,664,800    140,105,304                --
United
 Stationers       1,758,000         553,800              --   2,311,800     95,176,806                --
Zebra
 Technologies     2,527,200       1,263,600              --   3,790,800    216,644,220                --
                                                                        --------------       -----------
Total                                                                   $3,694,920,555       $11,474,831
                                                                        ==============       ===========

Guardian         Balance of                                  Balance of                        Dividends
                     Shares           Gross           Gross      Shares                      Included in
                       Held       Purchases           Sales        Held          Value Dividend Income--
                 August 31,             and             and  August 31,     August 31,    Non-Controlled
Name of Issuer         2003       Additions      Reductions        2004           2004        Affiliates

N&B Securities
 Lending
 Quality Fund,
 LLC            326,885,700  71,614,913,577  71,688,181,577 253,617,700 $  253,617,700       $        --
Neuberger
 Berman
 Institutional
 Cash Fund
 Trust Class     50,380,850     338,024,220     365,640,365  22,764,705     22,764,705                --
                                                                        --------------       -----------
Total                                                                   $  276,382,405       $        --
                                                                        ==============       ===========

Notes to Financial Statements Equity Funds cont'd

International  Balance of                               Balance of                     Dividends
                   Shares          Gross          Gross     Shares                   Included in
                     Held      Purchases          Sales       Held       Value Dividend Income--
               August 31,            and            and August 31,  August 31,    Non-Controlled
Name of Issuer       2003      Additions     Reductions       2004        2004        Affiliates

N&B Securities
 Lending
 Quality Fund,
 LLC            4,997,800  1,015,404,558  1,010,731,458  9,670,900 $ 9,670,900       $        --
Neuberger
 Berman
 Institutional
 Cash Fund
 Trust Class    1,751,400     65,555,272     61,633,987  5,672,685   5,672,685                --
                                                                   -----------       -----------
Total                                                              $15,343,585       $        --
                                                                   ===========       ===========

Manhattan      Balance of                               Balance of                     Dividends
                   Shares          Gross          Gross     Shares                   Included in
                     Held      Purchases          Sales       Held       Value Dividend Income--
               August 31,            and            and August 31,  August 31,    Non-Controlled
Name of Issuer       2003      Additions     Reductions       2004        2004        Affiliates

N&B Securities
 Lending
 Quality Fund,
 LLC           74,761,200 19,450,681,250 19,433,432,550 92,009,900 $92,009,900       $        --
Neuberger
 Berman
 Institutional
 Cash Fund
 Trust Class    7,003,288     97,466,346    101,722,250  2,747,384   2,747,384                --
                                                                   -----------       -----------
Total                                                              $94,757,284       $        --
                                                                   ===========       ===========

Millennium     Balance of                               Balance of                     Dividends
                   Shares          Gross          Gross     Shares                   Included in
                     Held      Purchases          Sales       Held       Value Dividend Income--
               August 31,            and            and August 31,  August 31,    Non-Controlled
Name of Issuer       2003      Additions     Reductions       2004        2004        Affiliates

N&B Securities
 Lending
 Quality Fund,
 LLC            6,388,800  1,145,874,636  1,149,568,636  2,694,800 $ 2,694,800       $        --
Neuberger
 Berman
 Institutional
 Cash Fund
 Trust Class      903,290     35,222,280     35,600,341    525,229     525,229                --
                                                                   -----------       -----------
Total                                                              $ 3,220,029       $        --
                                                                   ===========       ===========

                                               NEUBERGER BERMAN AUGUST 31, 2004

Partners        Balance of                                Balance of                      Dividends
                    Shares          Gross          Gross      Shares                    Included in
                      Held      Purchases          Sales        Held        Value Dividend Income--
Name of         August 31,            and            and  August 31,   August 31,    Non-Controlled
Issuer                2003      Additions     Reductions        2004         2004        Affiliates

N&B
 Securities
 Lending
 Quality
 Fund, LLC     283,848,900 66,724,671,912 66,690,604,657 317,916,155 $317,916,155       $        --
Neuberger
 Berman
 Institutional
 Cash
 Fund
 Trust
 Class          24,199,834    362,028,426    336,399,565  49,828,695   49,828,695                --
                                                                     ------------       -----------
Total                                                                $367,744,850       $        --
                                                                     ============       ===========

Real Estate     Balance of                                Balance of                      Dividends
                    Shares          Gross          Gross      Shares                    Included in
                      Held      Purchases          Sales        Held        Value Dividend Income--
Name of         August 31,            and            and  August 31,   August 31,    Non-Controlled
Issuer                2003      Additions     Reductions        2004         2004        Affiliates

N&B
 Securities
 Lending
 Quality
 Fund, LLC       2,306,800    268,724,100    270,036,100     994,800 $    994,800       $        --
Neuberger
 Berman
 Institutional
 Cash
 Fund
 Trust
 Class           1,157,915     40,132,198     39,618,050   1,672,063    1,672,063                --
                                                                     ------------       -----------
Total                                                                $  2,666,863       $        --
                                                                     ============       ===========

Regency         Balance of                                Balance of                      Dividends
                    Shares          Gross          Gross      Shares                    Included in
                      Held      Purchases          Sales        Held        Value Dividend Income--
Name of         August 31,            and            and  August 31,   August 31,    Non-Controlled
Issuer                2003      Additions     Reductions        2004         2004        Affiliates

N&B
 Securities
 Lending
 Quality
 Fund, LLC         469,200    566,323,500    563,259,700   3,533,000 $  3,533,000       $        --
Neuberger
 Berman
 Institutional
 Cash
 Fund
 Trust
 Class           1,543,149     19,113,851     18,434,878   2,222,122    2,222,122                --
                                                                     ------------       -----------
Total                                                                $  5,755,122       $        --
                                                                     ============       ===========

Notes to Financial Statements Equity Funds cont'd

Socially         Balance of                             Balance of                     Dividends
Responsive           Shares         Gross         Gross     Shares                   Included in
                       Held     Purchases         Sales       Held       Value Dividend Income--
                 August 31,           and           and August 31,  August 31,    Non-Controlled
Name of Issuer         2003     Additions    Reductions       2004        2004        Affiliates

N&B Securities
 Lending Quality
 Fund, LLC       16,526,000 6,005,966,250 5,992,210,650 30,281,600 $30,281,600       $        --
                                                                   -----------       -----------
Total                                                              $30,281,600       $        --
                                                                   ===========       ===========

     * Affiliated issuers, as defined in the 1940 Act, include issuers in which the Fund held 5% or more of the outstanding voting securities.
     ** At August 31, 2004, the issuers of these securities were no longer affiliated with the Fund.

     Note G--Change in Independent Accountants:

     In October 2003, KPMG LLP reported to the Audit Committee of the Trust that it would not be able to serve as an independent accountant for the Trust following the merger of Neuberger Berman into Lehman Brothers Holdings Inc., because of certain relationships bearing on KPMG LLP's independence from entities that would be a part of the investment company complex following the merger. At its regular board meeting on December 10, 2003 based on the recommendation of the Audit Committee of the Trust, the Board voted to appoint Tait, Weller & Baker as the independent accountant for certain Funds for the Funds' fiscal year ended August 31, 2004. The Funds affected by the auditor change are Century, Manhattan, Millennium, Regency, and Socially Responsive. During the three previous fiscal years, KPMG LLP's audit reports contained no adverse opinion or disclaimer of opinion; nor were its reports qualified or modified as to uncertainty, audit scope, or accounting principle. Further, in connection with its audits for the three previous fiscal years and through December 10, 2003, there were no disagreements between the Funds and KPMG LLP on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure, which if not resolved to the satisfaction of KPMG LLP would have caused it to make reference to the disagreements in its report on the financial statements for such years.

                                               NEUBERGER BERMAN AUGUST 31, 2004

Financial Highlights Century Fund

The following table includes selected data for a share outstanding throughout each period and other performance information derived from the Financial Statements.@

Investor Class/+/

                                                                                 Year Ended August 31,
                                                                 -------------------------------------------------------


                                                                     2004 2003/++//++/   2002/++//++/    2001/++//++/

Net Asset Value, Beginning of Period                             $ 5.42        $  4.89        $  6.50         $ 13.44
                                                                 ------        -------        -------         -------   -

Income From Investment Operations:
Net Investment Income (Loss)                                       (.03)          (.03)          (.05)           (.08)
Net Gains or Losses on Securities (both realized and unrealized)    .15            .56          (1.56)          (6.86)
                                                                 ------        -------        -------         -------   -
Total From Investment Operations                                    .12            .53          (1.61)          (6.94)
                                                                 ------        -------        -------         -------   -
Net Asset Value, End of Period                                   $ 5.54        $  5.42        $  4.89         $  6.50
                                                                 ------        -------        -------         -------   -

Total Return/+//+/                                                +2.21%        +10.84%        (24.77%)        (51.60%)

Ratios/Supplemental Data
Net Assets, End of Period (in millions)                          $ 14.3        $  17.0        $  15.5         $  17.5
Ratio of Gross Expenses to Average Net Assets#                     1.50%          1.51%          1.50%           1.50%
Ratio of Net Expenses to Average Net Assets/++/                    1.49%          1.51%          1.50%           1.50%
Ratio of Net Investment Income (Loss) to Average Net Assets        (.55%)         (.62%)         (.89%)          (.86%)
Portfolio Turnover Rate                                              66%           115%           142%##          107%

Investor Class/+/                                                      Period from
                                                                 December 6, 1999^
                                                                     to August 31,
                                                                 --------------------


                                                                        2000(Euro)

Net Asset Value, Beginning of Period                                       $ 10.00
                                                                           -------

Income From Investment Operations:
Net Investment Income (Loss)                                                  (.05)
Net Gains or Losses on Securities (both realized and unrealized)              3.49
                                                                           -------
Total From Investment Operations                                              3.44
                                                                           -------
Net Asset Value, End of Period                                             $ 13.44
                                                                           -------

Total Return/+//+/                                                          +34.40%**

Ratios/Supplemental Data
Net Assets, End of Period (in millions)                                    $  43.6
Ratio of Gross Expenses to Average Net Assets#                                1.50%*
Ratio of Net Expenses to Average Net Assets/++/                               1.50%*
Ratio of Net Investment Income (Loss) to Average Net Assets                   (.81%)*
Portfolio Turnover Rate                                                         65%

See Notes to Financial Highlights

Financial Highlights Fasciano Fund

The following tables include selected data for a share outstanding throughout each period and other performance information derived from the Financial Statements.@

Investor Class                                                                Two Months Ended
                                                  Year Ended August 31,             August 31,          Year Ended June 30,
                                               -----------------------------  ---------------------  -------------------------


                                                    2004      2003     2002               2001       2001(Pounds)   2000(Yen)

Net Asset Value, Beginning of Period           $ 35.39   $ 31.19   $33.93               $34.39             $32.55      $31.78
                                               -------   -------   ------               ------             ------      ------

Income From Investment Operations:
Net Investment Income (Loss)                      (.20)     (.11)    (.16)                (.06)              (.11)        .34
Net Gains or Losses on Securities
 (both realized and unrealized)                   4.81      4.31    (1.50)                (.40)              2.24         .82
                                               -------   -------   ------               ------             ------      ------
Total From Investment Operations                  4.61      4.20    (1.66)                (.46)              2.13        1.16
                                               -------   -------   ------               ------             ------      ------

Less Distributions From:
Net Investment Income                               --        --       --                   --               (.29)       (.39)
Net Capital Gains                                 (.19)       --    (1.08)                  --                 --          --
                                               -------   -------   ------               ------             ------      ------
Total Distributions                               (.19)       --    (1.08)                  --               (.29)       (.39)
                                               -------   -------   ------               ------             ------      ------
Net Asset Value, End of Period                 $ 39.81   $ 35.39   $31.19               $33.93             $34.39      $32.55
                                               -------   -------   ------               ------             ------      ------
Total Return/+//+/                              +13.06%   +13.47%   (4.99%)              (1.34%)**          +6.64%      +3.70%

Ratios/Supplemental Data
Net Assets, End of Period (in millions)        $ 364.9   $ 277.6   $214.1               $203.3             $210.6      $266.9
Ratio of Gross Expenses to Average Net Assets#    1.23%     1.24%    1.36%                1.58%*              1.3%         --%
Ratio of Net Expenses to Average Net Assets       1.22%     1.24%    1.36%                1.58%*              1.3%        1.2%
Ratio of Net Investment Income (Loss)
 to Average Net Assets                            (.52%)    (.36%)   (.48%)              (1.03%)*             (.4%)        .8%
Portfolio Turnover Rate                             17%       24%      24%                   4%                 3%         29%

Advisor Class                                                                                      Period from
                                                                                                 May 24, 2002^
                                                                         Year Ended August 31,   to August 31,
                                                                    ---------------------------  -------------------


                                                                            2004          2003            2002

Net Asset Value, Beginning of Period                                $  9.45      $  8.38               $ 10.00
                                                                    -------      -------               -------

Income From Investment Operations:
Net Investment Income (Loss)                                           (.09)        (.09)                 (.03)
Net Gains or Losses on Securities
 (both realized and unrealized)                                        1.29         1.16                 (1.59)
                                                                    -------      -------               -------
Total From Investment Operations                                       1.20         1.07                 (1.62)
                                                                    -------      -------               -------

Less Distributions From:
Net Capital Gains                                                      (.05)          --                    --
                                                                    -------      -------               -------
Net Asset Value, End of Period                                      $ 10.60      $  9.45               $  8.38
                                                                    -------      -------               -------
Total Return/+//+/                                                   +12.73%      +12.77%               (16.20%)**

Ratios/Supplemental Data
Net Assets, End of Period (in millions)                             $  18.5      $  13.9               $   0.9
Ratio of Gross Expenses to Average Net Assets#                         1.56%        1.83%                 1.90%*
Ratio of Net Expenses to Average Net Assets                            1.56%/++/    1.83%/(S)/            1.90%*/++/
Ratio of Net Investment Income (Loss) to Average Net Assets            (.85%)      (1.03%)               (1.04%)*
Portfolio Turnover Rate                                                  17%          24%                   24%


See Notes to Financial Highlights

                                               NEUBERGER BERMAN AUGUST 31, 2004

Financial Highlights Focus Fund

The following tables include selected data for a share outstanding throughout each year and other performance information derived from the Financial Statements.@

Investor Class/+/                                                                 Year Ended August 31,
                                                                 --------------------------------------------------------


                                                                       2004      2003       2002       2001          2000

Net Asset Value, Beginning of Year                               $  32.28   $  23.05  $  36.11   $  50.61   $  36.25
                                                                 --------   --------  --------   --------   --------

Income From Investment Operations:
Net Investment Income (Loss)                                          .08        .05       .01       (.04)      (.01)
Net Gains or Losses on Securities
 (both realized and unrealized)                                      (.35)      9.18    (10.65)    (10.23)     19.69
                                                                 --------   --------  --------   --------   --------
Total From Investment Operations                                     (.27)      9.23    (10.64)    (10.27)     19.68
                                                                 --------   --------  --------   --------   --------

Less Distributions From:
Net Investment Income                                                (.05)        --        --         --       (.01)
Net Capital Gains                                                      --         --     (2.42)     (4.23)     (5.31)
                                                                 --------   --------  --------   --------   --------
Total Distributions                                                  (.05)        --     (2.42)     (4.23)     (5.32)
                                                                 --------   --------  --------   --------   --------
Net Asset Value, End of Year                                     $  31.96   $  32.28  $  23.05   $  36.11   $  50.61
                                                                 --------   --------  --------   --------   --------
Total Return/+//+/                                                   (.84%)   +40.04%   (31.58%)   (20.40%)   +59.29%

Ratios/Supplemental Data
Net Assets, End of Year (in millions)                            $1,198.9   $1,300.0  $1,024.6   $1,618.6   $1,996.4
Ratio of Gross Expenses to Average Net Assets#                        .86%       .90%      .87%       .83%       .85%
Ratio of Net Expenses to Average Net Assets                           .85%       .90%      .87%       .83%       .84%
Ratio of Net Investment Income (Loss) to Average
 Net Assets                                                           .21%       .21%      .02%      (.09%)     (.02%)
Portfolio Turnover Rate                                                27%        24%       25%        38%        55%

Trust Class/+/                                                                    Year Ended August 31,
                                                                 --------------------------------------------------------


                                                                       2004      2003       2002       2001          2000

Net Asset Value, Beginning of Year                               $  23.75   $  16.98  $  26.66   $  35.33   $  23.62
                                                                 --------   --------  --------   --------   --------

Income From Investment Operations:
Net Investment Income (Loss)                                          .01        .01      (.04)      (.08)      (.05)
Net Gains or Losses on Securities (both realized and unrealized)     (.24)      6.76     (7.86)     (7.17)     13.40
                                                                 --------   --------  --------   --------   --------
Total From Investment Operations                                     (.23)      6.77     (7.90)     (7.25)     13.35
                                                                 --------   --------  --------   --------   --------

Less Distributions From:
Net Investment Income                                                (.01)        --        --         --         --
Net Capital Gains                                                      --         --     (1.78)     (1.42)     (1.64)
                                                                 --------   --------  --------   --------   --------
Total Distributions                                                  (.01)        --     (1.78)     (1.42)     (1.64)
                                                                 --------   --------  --------   --------   --------
Net Asset Value, End of Year                                     $  23.51   $  23.75  $  16.98   $  26.66   $  35.33
                                                                 --------   --------  --------   --------   --------
Total Return/+//+/                                                   (.98%)   +39.87%   (31.74%)   (20.58%)   +59.02%

Ratios/Supplemental Data
Net Assets, End of Year (in millions)                            $  267.3   $  333.0  $  249.3   $  398.2   $  372.4
Ratio of Gross Expenses to Average Net Assets#                       1.03%      1.06%     1.04%      1.03%      1.05%
Ratio of Net Expenses to Average Net Assets                          1.02%      1.06%     1.04%      1.03%      1.05%/++/
Ratio of Net Investment Income (Loss) to Average
 Net Assets                                                           .04%       .04%     (.15%)     (.28%)     (.22%)
Portfolio Turnover Rate                                                27%        24%       25%        38%        55%

See Notes to Financial Highlights

Financial Highlights Focus Fund cont'd


Advisor Class/+/                                                                Year Ended August 31,
                                                                 ---------------------------------------------------


                                                                     2004      2003      2002      2001         2000

Net Asset Value, Beginning of Year                               $16.54   $ 11.86   $ 18.64   $ 23.57   $ 16.18
                                                                 ------   -------   -------   -------   -------

Income From Investment Operations:
Net Investment Income (Loss)                                       (.02)     (.02)     (.06)     (.15)     (.06)
Net Gains or Losses on Securities (both realized and unrealized)   (.17)     4.70     (5.48)    (4.78)     8.99
                                                                 ------   -------   -------   -------   -------
Total From Investment Operations                                   (.19)     4.68     (5.54)    (4.93)     8.93
                                                                 ------   -------   -------   -------   -------

Less Distributions From:
Net Capital Gains                                                    --        --     (1.24)       --     (1.54)
                                                                 ------   -------   -------   -------   -------
Net Asset Value, End of Year                                     $16.35   $ 16.54   $ 11.86   $ 18.64   $ 23.57
                                                                 ------   -------   -------   -------   -------
Total Return/+//+/                                                (1.15%)  +39.46%   (31.83%)  (20.92%)  +58.68%

Ratios/Supplemental Data
Net Assets, End of Year (in millions)                            $ 41.7   $  26.9   $  15.8   $  20.7   $  15.2
Ratio of Gross Expenses to Average Net Assets#                     1.22%     1.31%     1.28%     1.47%     1.50%
Ratio of Net Expenses to Average Net Assets                        1.21%     1.31%     1.28%     1.47%     1.50%/++/
Ratio of Net Investment Income (Loss) to Average Net Assets        (.13%)    (.19%)    (.37%)    (.71%)    (.66%)
Portfolio Turnover Rate                                              27%       24%       25%       38%       55%

See Notes to Financial Highlights

                                               NEUBERGER BERMAN AUGUST 31, 2004

Financial Highlights Genesis Fund

The following tables include selected data for a share outstanding throughout each year and other performance information derived from the Financial Statements.@

Investor Class/+/                                                                Year Ended August 31,
                                                                 -----------------------------------------------------


                                                                       2004       2003       2002       2001      2000

Net Asset Value, Beginning of Year                               $  23.44   $  19.70   $  19.78   $  18.00   $ 14.39
                                                                 --------   --------   --------   --------   -------

Income From Investment Operations:
Net Investment Income (Loss)                                         (.10)      (.06)      (.01)      (.01)       --
Net Gains or Losses on Securities
 (both realized and unrealized)                                      3.70       3.87        .51       2.83      3.69
                                                                 --------   --------   --------   --------   -------
Total From Investment Operations                                     3.60       3.81        .50       2.82      3.69
                                                                 --------   --------   --------   --------   -------

Less Distributions From:
Net Investment Income                                                  --         --         --         --      (.08)
Net Capital Gains                                                    (.01)      (.07)      (.58)     (1.04)       --
                                                                 --------   --------   --------   --------   -------
Total Distributions                                                  (.01)      (.07)      (.58)     (1.04)     (.08)
                                                                 --------   --------   --------   --------   -------
Net Asset Value, End of Year                                     $  27.03   $  23.44   $  19.70   $  19.78   $ 18.00
                                                                 --------   --------   --------   --------   -------
Total Return/+//+/                                                 +15.37%    +19.40%     +2.54%    +16.52%   +25.79%

Ratios/Supplemental Data
Net Assets, End of Year (in millions)                            $1,324.0   $1,273.2   $1,063.2   $  978.3   $ 749.0
Ratio of Gross Expenses to Average Net Assets#                       1.05%      1.08%      1.10%      1.11%     1.21%
Ratio of Net Expenses to Average Net Assets                          1.05%      1.08%      1.10%      1.11%     1.21%
Ratio of Net Investment Income (Loss) to Average
 Net Assets                                                          (.38%)     (.31%)     (.05%)     (.07%)    (.02%)
Portfolio Turnover Rate                                                23%        17%        19%        19%       38%

Trust Class/+/                                                                   Year Ended August 31,
                                                                 -----------------------------------------------------


                                                                       2004       2003       2002       2001      2000

Net Asset Value, Beginning of Year                               $  33.54   $  28.19   $  28.33   $  25.34   $ 20.26
                                                                 --------   --------   --------   --------   -------

Income From Investment Operations:
Net Investment Income (Loss)                                         (.16)      (.10)      (.02)      (.03)       --
Net Gains or Losses on Securities (both realized and unrealized)     5.30       5.55        .72       4.06      5.19
                                                                 --------   --------   --------   --------   -------
Total From Investment Operations                                     5.14       5.45        .70       4.03      5.19
                                                                 --------   --------   --------   --------   -------

Less Distributions From:
Net Investment Income                                                  --         --         --         --      (.11)
Net Capital Gains                                                    (.02)      (.10)      (.84)     (1.04)       --
                                                                 --------   --------   --------   --------   -------
Total Distributions                                                  (.02)      (.10)      (.84)     (1.04)     (.11)
                                                                 --------   --------   --------   --------   -------
Net Asset Value, End of Year                                     $  38.66   $  33.54   $  28.19   $  28.33   $ 25.34
                                                                 --------   --------   --------   --------   -------
Total Return/+//+/                                                 +15.32%    +19.40%     +2.49%    +16.50%   +25.76%

Ratios/Supplemental Data
Net Assets, End of Year (in millions)                            $4,086.3   $2,931.7   $2,237.3   $1,520.1   $ 770.9
Ratio of Gross Expenses to Average Net Assets#                       1.10%      1.12%      1.13%      1.15%     1.21%
Ratio of Net Expenses to Average Net Assets                          1.10%      1.12%      1.13%      1.15%     1.21%
Ratio of Net Investment Income (Loss) to Average
 Net Assets                                                          (.42%)     (.35%)     (.07%)     (.11%)    (.02%)
Portfolio Turnover Rate                                                23%        17%        19%        19%       38%

See Notes to Financial Highlights

Financial Highlights Genesis Fund cont'd


Advisor Class/+/                                                                Year Ended August 31,
                                                                 ---------------------------------------------------


                                                                      2004      2003     2002      2001         2000

Net Asset Value, Beginning of Year                               $ 19.71   $ 16.60   $16.72   $ 15.84   $ 12.64
                                                                 -------   -------   ------   -------   -------

Income From Investment Operations:
Net Investment Income (Loss)                                        (.15)     (.10)    (.06)     (.07)     (.04)
Net Gains or Losses on Securities
 (both realized and unrealized)                                     3.11      3.27      .43      2.42      3.25
                                                                 -------   -------   ------   -------   -------
Total From Investment Operations                                    2.96      3.17      .37      2.35      3.21
                                                                 -------   -------   ------   -------   -------

Less Distributions From:
Net Investment Income                                                 --        --       --        --      (.01)
Net Capital Gains                                                   (.01)     (.06)    (.49)    (1.47)       --
                                                                 -------   -------   ------   -------   -------
Total Distributions                                                 (.01)     (.06)    (.49)    (1.47)     (.01)
                                                                 -------   -------   ------   -------   -------
Net Asset Value, End of Year                                     $ 22.66   $ 19.71   $16.60   $ 16.72   $ 15.84
                                                                 -------   -------   ------   -------   -------
Total Return/+//+/                                                +15.02%   +19.15%   +2.22%   +16.18%   +25.42%

Ratios/Supplemental Data
Net Assets, End of Year (in millions)                            $ 438.5   $ 320.2   $298.2   $ 169.7   $  99.0
Ratio of Gross Expenses to Average Net Assets#                      1.36%     1.37%    1.39%     1.46%     1.50%
Ratio of Net Expenses to Average Net Assets                         1.35%     1.37%    1.39%     1.46%     1.50%/++/
Ratio of Net Investment Income (Loss) to Average
 Net Assets                                                         (.68%)    (.61%)   (.33%)    (.42%)    (.31%)
Portfolio Turnover Rate                                               23%       17%      19%       19%       38%

Institutional Class/+/                                                          Year Ended August 31,
                                                                 ---------------------------------------------------


                                                                      2004      2003     2002      2001         2000

Net Asset Value, Beginning of Year                               $ 32.00   $ 26.83   $26.88   $ 25.41   $ 20.28
                                                                 -------   -------   ------   -------   -------

Income From Investment Operations:
Net Investment Income (Loss)                                        (.06)     (.02)     .05       .05       .08
Net Gains or Losses on Securities (both realized and unrealized)    5.06      5.28      .69      3.87      5.20
                                                                 -------   -------   ------   -------   -------
Total From Investment Operations                                    5.00      5.26      .74      3.92      5.28
                                                                 -------   -------   ------   -------   -------

Less Distributions From:
Net Investment Income                                                 --        --       --      (.06)     (.04)
Net Capital Gains                                                   (.02)     (.09)    (.79)    (2.39)     (.11)
                                                                 -------   -------   ------   -------   -------
Total Distributions                                                 (.02)     (.09)    (.79)    (2.45)     (.15)
                                                                 -------   -------   ------   -------   -------
Net Asset Value, End of Year                                     $ 36.98   $ 32.00   $26.83   $ 26.88   $ 25.41
                                                                 -------   -------   ------   -------   -------
Total Return/+//+/                                                +15.62%   +19.68%   +2.77%   +16.87%   +26.22%

Ratios/Supplemental Data
Net Assets, End of Year (in millions)                            $ 912.4   $ 638.2   $456.3   $ 357.7   $ 232.1
Ratio of Gross Expenses to Average Net Assets#                       .85%      .85%     .85%      .85%      .85%
Ratio of Net Expenses to Average Net Assets/++/                      .85%      .85%     .85%      .85%      .85%
Ratio of Net Investment Income (Loss) to Average
 Net Assets                                                         (.17%)    (.08%)    .20%      .19%      .34%
Portfolio Turnover Rate                                               23%       17%      19%       19%       38%


See Notes to Financial Highlights

                                               NEUBERGER BERMAN AUGUST 31, 2004

Financial Highlights Guardian Fund

The following tables include selected data for a share outstanding throughout each year and other performance information derived from the Financial Statements.@

Investor Class/+/                                                               Year Ended August 31,
                                                                 ---------------------------------------------------


                                                                      2004      2003       2002       2001      2000

Net Asset Value, Beginning of Year                               $  12.92  $  11.53  $  14.30   $  20.22   $  22.72
                                                                 --------  --------  --------   --------   --------

Income From Investment Operations:
Net Investment Income (Loss)                                          .05       .05       .12        .13        .14
Net Gains or Losses on Securities
 (both realized and unrealized)                                      1.53      1.40     (2.77)     (2.82)      2.99
                                                                 --------  --------  --------   --------   --------
Total From Investment Operations                                     1.58      1.45     (2.65)     (2.69)      3.13
                                                                 --------  --------  --------   --------   --------

Less Distributions From:
Net Investment Income                                                (.04)     (.05)     (.12)      (.13)      (.15)
Net Capital Gains                                                      --        --        --      (3.10)     (5.48)
Tax Return of Capital                                                  --      (.01)       --         --         --
                                                                 --------  --------  --------   --------   --------
Total Distributions                                                  (.04)     (.06)     (.12)     (3.23)     (5.63)
                                                                 --------  --------  --------   --------   --------
Net Asset Value, End of Year                                     $  14.46  $  12.92  $  11.53   $  14.30   $  20.22
                                                                 --------  --------  --------   --------   --------
Total Return/+//+/                                                 +12.24%   +12.70%   (18.64%)   (13.36%)   +16.84%

Ratios/Supplemental Data
Net Assets, End of Year (in millions)                            $1,300.6  $1,297.6  $1,337.1   $1,999.5   $2,713.2
Ratio of Gross Expenses to Average Net Assets#                        .91%      .92%      .88%       .84%       .84%
Ratio of Net Expenses to Average Net Assets                           .90%      .92%      .88%       .84%       .84%
Ratio of Net Investment Income (Loss) to Average
 Net Assets                                                           .35%      .44%      .84%       .83%       .64%
Portfolio Turnover Rate                                                25%      113%       85%        88%        83%

Trust Class/+/                                                                  Year Ended August 31,
                                                                 ---------------------------------------------------


                                                                      2004      2003       2002       2001      2000

Net Asset Value, Beginning of Year                               $  10.18  $   9.10  $  11.27   $  15.44   $  16.36
                                                                 --------  --------  --------   --------   --------

Income From Investment Operations:
Net Investment Income (Loss)                                          .02       .03       .08        .09        .09
Net Gains or Losses on Securities (both realized and unrealized)     1.21      1.10     (2.18)     (2.16)      2.23
                                                                 --------  --------  --------   --------   --------
Total From Investment Operations                                     1.23      1.13     (2.10)     (2.07)      2.32
                                                                 --------  --------  --------   --------   --------

Less Distributions From:
Net Investment Income                                                (.02)     (.04)     (.07)      (.09)      (.10)
Net Capital Gains                                                      --        --        --      (2.01)     (3.14)
Tax Return of Capital                                                  --      (.01)       --         --         --
                                                                 --------  --------  --------   --------   --------
Total Distributions                                                  (.02)     (.05)     (.07)     (2.10)     (3.24)
                                                                 --------  --------  --------   --------   --------
Net Asset Value, End of Year                                     $  11.39  $  10.18  $   9.10   $  11.27   $  15.44
                                                                 --------  --------  --------   --------   --------
Total Return/+//+/                                                 +12.09%   +12.59%   (18.72%)   (13.47%)   +16.72%

Ratios/Supplemental Data
Net Assets, End of Year (in millions)                            $  282.7  $  288.5  $  335.3   $  555.4   $1,093.6
Ratio of Gross Expenses to Average Net Assets#                       1.04%     1.05%     1.02%       .98%       .91%
Ratio of Net Expenses to Average Net Assets                          1.04%     1.05%     1.02%       .98%       .91%
Ratio of Net Investment Income (Loss) to Average
 Net Assets                                                           .21%      .33%      .71%       .69%       .58%
Portfolio Turnover Rate                                                25%      113%       85%        88%        83%

See Notes to Financial Highlights

Financial Highlights Guardian Fund cont'd


Advisor Class/+/                                                              Year Ended August 31,
                                                                 -----------------------------------------------


                                                                      2004     2003      2002      2001     2000

Net Asset Value, Beginning of Year                               $ 11.48   $ 10.29  $ 12.75   $ 15.60   $ 13.54
                                                                 -------   -------  -------   -------   -------

Income From Investment Operations:
Net Investment Income (Loss)                                        (.01)       --      .06       .05        --
Net Gains or Losses on Securities (both realized and unrealized)    1.36      1.25    (2.47)    (2.19)     2.16
                                                                 -------   -------  -------   -------   -------
Total From Investment Operations                                    1.35      1.25    (2.41)    (2.14)     2.16
                                                                 -------   -------  -------   -------   -------

Less Distributions From:
Net Investment Income                                                 --      (.05)    (.05)     (.03)     (.01)
Net Capital Gains                                                     --        --       --      (.68)     (.09)
Tax Return of Capital                                                 --      (.01)      --        --        --
                                                                 -------   -------  -------   -------   -------
Total Distributions                                                   --      (.06)    (.05)     (.71)     (.10)
                                                                 -------   -------  -------   -------   -------
Net Asset Value, End of Year                                     $ 12.83   $ 11.48  $ 10.29   $ 12.75   $ 15.60
                                                                 -------   -------  -------   -------   -------
Total Return/+//+/                                                +11.76%   +12.21%  (18.95%)  (13.74%)  +16.04%

Ratios/Supplemental Data
Net Assets, End of Year (in millions)                            $   6.7   $  16.6  $  17.0   $  24.1   $  27.5
Ratio of Gross Expenses to Average Net Assets#                      1.31%     1.31%    1.24%     1.32%     1.48%
Ratio of Net Expenses to Average Net Assets                         1.30%     1.31%    1.24%     1.32%     1.47%
Ratio of Net Investment Income (Loss) to Average Net Assets         (.09)%     .05%     .48%      .35%       --%
Portfolio Turnover Rate                                               25%      113%      85%       88%       83%

See Notes to Financial Highlights

                                               NEUBERGER BERMAN AUGUST 31, 2004

Financial Highlights International Fund

The following tables include selected data for a share outstanding throughout each year and other performance information derived from the Financial Statements.@

Investor Class/+/                                                                    Year Ended August 31,
                                                                 --------------------------------------------------------------


                                                                        2004         2003        2002         2001         2000

Net Asset Value, Beginning of Year                               $ 11.58     $ 10.60      $11.81      $ 20.82      $ 16.76
                                                                 -------     -------      ------      -------      -------

Income From Investment Operations:
Net Investment Income (Loss)                                         .10         .10         .03          .05         (.07)
Net Gains or Losses on Securities
 (both realized and unrealized)                                     3.89         .88       (1.21)       (4.84)        4.35
                                                                 -------     -------      ------      -------      -------
Total From Investment Operations                                    3.99         .98       (1.18)       (4.79)        4.28
                                                                 -------     -------      ------      -------      -------

Less Distributions From:
Net Investment Income                                               (.16)       (.03)       (.02)          --         (.01)
Net Capital Gains                                                     --          --        (.04)       (4.32)        (.21)
                                                                 -------     -------      ------      -------      -------
Total Distributions                                                 (.16)       (.03)       (.06)       (4.32)        (.22)
                                                                 -------     -------      ------      -------      -------
Redemption Fees                                                      .01         .03         .03          .10           --
                                                                 -------     -------      ------      -------      -------
Net Asset Value, End of Year                                     $ 15.42     $ 11.58      $10.60      $ 11.81      $ 20.82
                                                                 -------     -------      ------      -------      -------
Total Return/+//+/                                                +34.73%      +9.58%      (9.76%)     (25.71%)     +25.43%

Ratios/Supplemental Data
Net Assets, End of Year (in millions)                            $ 162.1     $  82.0      $ 77.1      $  98.2      $ 193.7
Ratio of Gross Expenses to Average Net Assets#                      1.57%       1.70%       1.69%        1.56%        1.43%
Ratio of Net Expenses to Average Net Assets                         1.57%(S)    1.70%/++/   1.69%        1.56%        1.43%
Ratio of Net Investment Income (Loss) to Average
 Net Assets                                                          .68%       1.00%        .31%         .33%        (.33%)
Portfolio Turnover Rate                                               72%         90%         63%          61%          80%

Trust Class/+/                                                                       Year Ended August 31,
                                                                 --------------------------------------------------------------


                                                                        2004         2003        2002         2001         2000

Net Asset Value, Beginning of Year                               $ 12.60     $ 11.36      $12.56      $ 21.24      $ 16.92
                                                                 -------     -------      ------      -------      -------

Income From Investment Operations:
Net Investment Income (Loss)                                         .03         .09        (.01)          --         (.08)
Net Gains or Losses on Securities (both realized and unrealized)    4.27        1.04       (1.26)       (4.95)        4.61
                                                                 -------     -------      ------      -------      -------
Total From Investment Operations                                    4.30        1.13       (1.27)       (4.95)        4.53
                                                                 -------     -------      ------      -------      -------

Less Distributions From:
Net Investment Income                                               (.11)         --          --           --         (.01)
Net Capital Gains                                                     --          --        (.04)       (3.86)        (.20)
                                                                 -------     -------      ------      -------      -------
Total Distributions                                                 (.11)         --        (.04)       (3.86)        (.21)
                                                                 -------     -------      ------      -------      -------
Redemption Fees                                                      .01         .11         .11          .13           --
                                                                 -------     -------      ------      -------      -------
Net Asset Value, End of Year                                     $ 16.80     $ 12.60      $11.36      $ 12.56      $ 21.24
                                                                 -------     -------      ------      -------      -------
Total Return/+//+/                                                +34.31%     +10.92%      (9.25%)     (25.43%)     +26.72%

Ratios/Supplemental Data
Net Assets, End of Year (in millions)                            $  16.7     $   2.2      $  0.9      $   1.8      $   4.0
Ratio of Gross Expenses to Average Net Assets#                      1.93%       2.00%       1.99%        1.86%        1.53%
Ratio of Net Expenses to Average Net Assets                         1.93%(S)    2.00%/++/   1.99%/++/    1.86%/++/    1.53%/++/
Ratio of Net Investment Income (Loss) to Average
 Net Assets                                                          .17%        .81%       (.09%)         --%        (.43%)
Portfolio Turnover Rate                                               72%         90%         63%          61%          80%

See Notes to Financial Highlights

Financial Highlights Manhattan Fund

The following tables include selected data for a share outstanding throughout each year and other performance information derived from the Financial Statements.@

Investor Class/+/                                                                        Year Ended August 31,
                                                                 ------------------------------------------------------


                                                                     2004 2003/++//++/   2002/++//++/   2001/++//++/

Net Asset Value, Beginning of Year                               $ 5.58        $  4.70        $  6.63        $ 21.01
                                                                 ------        -------        -------        -------

Income From Investment Operations:
Net Investment Income (Loss)                                       (.04)          (.04)          (.04)          (.05)
Net Gains or Losses on Securities
 (both realized and unrealized)                                     .32            .92          (1.84)         (8.97)
                                                                 ------        -------        -------        -------
Total From Investment Operations                                    .28            .88          (1.88)         (9.02)
                                                                 ------        -------        -------        -------

Less Distributions From:
Net Capital Gains                                                    --             --           (.05)         (5.36)
                                                                 ------        -------        -------        -------
Net Asset Value, End of Year                                     $ 5.86        $  5.58        $  4.70        $  6.63
                                                                 ------        -------        -------        -------
Total Return/+//+/                                                +5.02%        +18.72%        (28.57%)       (51.10%)

Ratios/Supplemental Data
Net Assets, End of Year (in millions)                            $306.2        $ 324.6        $ 300.5        $ 517.8
Ratio of Gross Expenses to Average Net Assets#                     1.09%          1.12%          1.05%           .95%
Ratio of Net Expenses to Average Net Assets                        1.06%          1.12%          1.05%           .95%
Ratio of Net Investment Income (Loss) to Average
 Net Assets                                                        (.63%)         (.78%)         (.69%)         (.52%)
Portfolio Turnover Rate                                             102%           145%            98%           102%

Trust Class/+/                                                                           Year Ended August 31,
                                                                 ------------------------------------------------------


                                                                     2004 2003/++//++/   2002/++//++/   2001/++//++/

Net Asset Value, Beginning of Year                               $ 8.62        $  7.26        $ 10.23        $ 26.01
                                                                 ------        -------        -------        -------

Income From Investment Operations:
Net Investment Income (Loss)                                       (.07)          (.06)          (.07)          (.11)
Net Gains or Losses on Securities (both realized and unrealized)    .49           1.42          (2.83)        (12.03)
                                                                 ------        -------        -------        -------
Total From Investment Operations                                    .42           1.36          (2.90)        (12.14)
                                                                 ------        -------        -------        -------

Less Distributions From:
Net Capital Gains                                                    --             --           (.07)         (3.64)
                                                                 ------        -------        -------        -------
Net Asset Value, End of Year                                     $ 9.04        $  8.62        $  7.26        $ 10.23
                                                                 ------        -------        -------        -------
Total Return/+//+/                                                +4.87%        +18.73%        (28.54%)       (51.16%)

Ratios/Supplemental Data
Net Assets, End of Year (in millions)                            $  9.5        $  16.7        $  18.2        $  32.0
Ratio of Gross Expenses to Average Net Assets#                     1.21%          1.19%          1.11%          1.07%
Ratio of Net Expenses to Average Net Assets                        1.19%          1.19%          1.11%          1.07%
Ratio of Net Investment Income (Loss) to Average
 Net Assets                                                        (.77%)         (.85%)         (.75%)         (.66%)
Portfolio Turnover Rate                                             102%           145%            98%           102%

Investor Class/+/
                                                                 ---------------


                                                                    2000(Euro)

Net Asset Value, Beginning of Year                                 $  12.07
                                                                   --------

Income From Investment Operations:
Net Investment Income (Loss)                                           (.08)
Net Gains or Losses on Securities
 (both realized and unrealized)                                       10.22
                                                                   --------
Total From Investment Operations                                      10.14
                                                                   --------

Less Distributions From:
Net Capital Gains                                                     (1.20)
                                                                   --------
Net Asset Value, End of Year                                       $  21.01
                                                                   --------
Total Return/+//+/                                                   +87.89%

Ratios/Supplemental Data
Net Assets, End of Year (in millions)                              $1,178.6
Ratio of Gross Expenses to Average Net Assets#                          .92%
Ratio of Net Expenses to Average Net Assets                             .92%
Ratio of Net Investment Income (Loss) to Average
 Net Assets                                                            (.52%)
Portfolio Turnover Rate                                                 105%

Trust Class/+/
                                                                 ---------------


                                                                    2000(Euro)

Net Asset Value, Beginning of Year                                 $  15.02
                                                                   --------

Income From Investment Operations:
Net Investment Income (Loss)                                           (.11)
Net Gains or Losses on Securities (both realized and unrealized)      12.64
                                                                   --------
Total From Investment Operations                                      12.53
                                                                   --------

Less Distributions From:
Net Capital Gains                                                     (1.54)
                                                                   --------
Net Asset Value, End of Year                                       $  26.01
                                                                   --------
Total Return/+//+/                                                   +87.95%

Ratios/Supplemental Data
Net Assets, End of Year (in millions)                              $  138.6
Ratio of Gross Expenses to Average Net Assets#                         1.02%
Ratio of Net Expenses to Average Net Assets                            1.02%/++/
Ratio of Net Investment Income (Loss) to Average
 Net Assets                                                            (.62%)
Portfolio Turnover Rate                                                 105%

See Notes to Financial Highlights

                                               NEUBERGER BERMAN AUGUST 31, 2004

Financial Highlights Manhattan Fund cont'd


Advisor Class/+/                                                                       Year Ended August 31,
                                                                 ------------------------------------------------------


                                                                     2004 2003/++//++/   2002/++//++/   2001/++//++/

Net Asset Value, Beginning of Year                               $ 9.00        $  7.61        $ 10.77        $ 27.05
                                                                 ------        -------        -------        -------

Income From Investment Operations:
Net Investment Income (Loss)                                       (.10)          (.09)          (.11)          (.16)
Net Gains or Losses on Securities (both realized and unrealized)    .50           1.48          (2.97)        (12.62)
                                                                 ------        -------        -------        -------
Total From Investment Operations                                    .40           1.39          (3.08)        (12.78)
                                                                 ------        -------        -------        -------

Less Distributions From:
Net Capital Gains                                                    --             --           (.08)         (3.50)
                                                                 ------        -------        -------        -------
Net Asset Value, End of Year                                     $ 9.40        $  9.00        $  7.61        $ 10.77
                                                                 ------        -------        -------        -------
Total Return/+//+/                                                +4.44%        +18.27%        (28.81%)       (51.43%)

Ratios/Supplemental Data
Net Assets, End of Year (in millions)                            $  2.1        $   2.2        $   1.8        $   1.8
Ratio of Gross Expenses to Average Net Assets#                     1.50%          1.50%          1.50%          1.50%
Ratio of Net Expenses to Average Net Assets/++/                    1.48%          1.50%          1.50%          1.50%
Ratio of Net Investment Income (Loss) to Average Net Assets       (1.05%)        (1.16%)        (1.14%)        (1.05%)
Portfolio Turnover Rate                                             102%           145%            98%           102%

Advisor Class/+/
                                                                 ------------


                                                                 2000(Euro)

Net Asset Value, Beginning of Year                                  $ 14.54
                                                                    -------

Income From Investment Operations:
Net Investment Income (Loss)                                           (.21)
Net Gains or Losses on Securities (both realized and unrealized)      12.72
                                                                    -------
Total From Investment Operations                                      12.51
                                                                    -------

Less Distributions From:
Net Capital Gains                                                        --
                                                                    -------
Net Asset Value, End of Year                                        $ 27.05
                                                                    -------
Total Return/+//+/                                                   +86.04%

Ratios/Supplemental Data
Net Assets, End of Year (in millions)                               $   5.4
Ratio of Gross Expenses to Average Net Assets#                         1.50%
Ratio of Net Expenses to Average Net Assets/++/                        1.50%
Ratio of Net Investment Income (Loss) to Average Net Assets           (1.09%)
Portfolio Turnover Rate                                                 105%


See Notes to Financial Highlights

Financial Highlights Millennium Fund

The following tables include selected data for a share outstanding throughout each period and other performance information derived from the Financial Statements.@

Investor Class/+/                                                                          Year Ended August 31,
                                                                 ------------------------------------------------------------


                                                                        2004 2003/++//++/      2002/++//++/   2001/++//++/

Net Asset Value, Beginning of Year                               $10.88           $  9.36           $ 14.35        $ 36.02
                                                                 ------           -------           -------        -------

Income From Investment Operations:
Net Investment Income (Loss)                                       (.14)             (.10)             (.14)          (.21)
Net Gains or Losses on Securities
 (both realized and unrealized)                                    (.03)             1.62             (4.85)        (16.36)
                                                                 ------           -------           -------        -------
Total From Investment Operations                                   (.17)             1.52             (4.99)        (16.57)
                                                                 ------           -------           -------        -------

Less Distributions From:
Net Capital Gains                                                    --                --                --          (5.09)
Tax Return of Capital                                                --                --                --           (.01)
                                                                 ------           -------           -------        -------
Total Distributions                                                  --                --                --          (5.10)
                                                                 ------           -------           -------        -------
Net Asset Value, End of Year                                     $10.71           $ 10.88           $  9.36        $ 14.35
                                                                 ------           -------           -------        -------
Total Return/+//+/                                                (1.56%)          +16.24%           (34.77%)       (48.32%)

Ratios/Supplemental Data
Net Assets, End of Year (in millions)                            $ 43.3           $  59.1           $  63.1        $ 118.0
Ratio of Gross Expenses to Average Net Assets#                     1.75%             1.75%             1.62%          1.47%
Ratio of Net Expenses to Average Net Assets                        1.71%/++/         1.75%/++/         1.62%          1.47%
Ratio of Net Investment Income (Loss) to Average
 Net Assets                                                       (1.20%)           (1.09%)           (1.05%)        (1.08%)
Portfolio Turnover Rate                                             146%              241%              126%           158%

Trust Class/+/                                                                             Year Ended August 31,
                                                                 ------------------------------------------------------------


                                                                        2004 2003/++//++/      2002/++//++/   2001/++//++/

Net Asset Value, Beginning of Year                               $11.98           $ 10.30           $ 15.82        $ 34.10
                                                                 ------           -------           -------        -------

Income From Investment Operations:
Net Investment Income (Loss)                                       (.15)             (.11)             (.17)          (.28)
Net Gains or Losses on Securities (both realized and unrealized)   (.05)             1.79             (5.35)        (15.89)
                                                                 ------           -------           -------        -------
Total From Investment Operations                                   (.20)             1.68             (5.52)        (16.17)
                                                                 ------           -------           -------        -------

Less Distributions From:
Net Capital Gains                                                    --                --                --          (2.11)
                                                                 ------           -------           -------        -------
Net Asset Value, End of Year                                     $11.78           $ 11.98           $ 10.30        $ 15.82
                                                                 ------           -------           -------        -------
Total Return/+//+/                                                (1.67%)          +16.31%           (34.89%)       (48.45%)

Ratios/Supplemental Data
Net Assets, End of Year (in millions)                            $  2.7           $   4.6           $   4.3        $   7.9
Ratio of Gross Expenses to Average Net Assets#                     1.75%             1.75%             1.75%          1.75%
Ratio of Net Expenses to Average Net Assets/++/                    1.70%             1.75%             1.75%          1.75%
Ratio of Net Investment Income (Loss) to Average
 Net Assets                                                       (1.20%)           (1.10%)           (1.18%)        (1.35%)
Portfolio Turnover Rate                                             146%              241%              126%           158%

Investor Class/+/
                                                                 --------------


                                                                  2000(Euro)

Net Asset Value, Beginning of Year                                  $ 19.49
                                                                    -------

Income From Investment Operations:
Net Investment Income (Loss)                                           (.24)
Net Gains or Losses on Securities
 (both realized and unrealized)                                       18.61
                                                                    -------
Total From Investment Operations                                      18.37
                                                                    -------

Less Distributions From:
Net Capital Gains                                                     (1.84)
Tax Return of Capital                                                    --
                                                                    -------
Total Distributions                                                   (1.84)
                                                                    -------
Net Asset Value, End of Year                                        $ 36.02
                                                                    -------
Total Return/+//+/                                                   +96.88%

Ratios/Supplemental Data
Net Assets, End of Year (in millions)                               $ 315.5
Ratio of Gross Expenses to Average Net Assets#                         1.38%
Ratio of Net Expenses to Average Net Assets                            1.38%(S)
Ratio of Net Investment Income (Loss) to Average
 Net Assets                                                            (.94%)
Portfolio Turnover Rate                                                 176%

Trust Class/+/
                                                                 --------------


                                                                  2000(Euro)

Net Asset Value, Beginning of Year                                  $ 18.20
                                                                    -------

Income From Investment Operations:
Net Investment Income (Loss)                                           (.27)
Net Gains or Losses on Securities (both realized and unrealized)      17.45
                                                                    -------
Total From Investment Operations                                      17.18
                                                                    -------

Less Distributions From:
Net Capital Gains                                                     (1.28)
                                                                    -------
Net Asset Value, End of Year                                        $ 34.10
                                                                    -------
Total Return/+//+/                                                   +96.66%

Ratios/Supplemental Data
Net Assets, End of Year (in millions)                               $  19.5
Ratio of Gross Expenses to Average Net Assets#                         1.75%
Ratio of Net Expenses to Average Net Assets/++/                        1.75%
Ratio of Net Investment Income (Loss) to Average
 Net Assets                                                           (1.31%)
Portfolio Turnover Rate                                                 176%


See Notes to Financial Highlights

                                               NEUBERGER BERMAN AUGUST 31, 2004

Financial Highlights Millennium Fund cont'd


Advisor Class                                                                                  Period from
                                                                                              May 3, 2002^
                                                                   Year Ended August 31,     to August 31,
                                                                 ------------------------    -----------------


                                                                     2004 2003/++//++/        2002/++//++/

Net Asset Value, Beginning of Period                             $ 8.04        $  6.92             $ 10.00
                                                                 ------        -------   -         -------

Income From Investment Operations:
Net Investment Income (Loss)                                       (.11)          (.09)               (.04)
Net Gains or Losses on Securities (both realized and unrealized)   (.01)          1.21               (3.04)
                                                                 ------        -------   -         -------
Total From Investment Operations                                   (.12)          1.12               (3.08)
                                                                 ------        -------   -         -------
Net Asset Value, End of Period                                   $ 7.92        $  8.04             $  6.92
                                                                 ------        -------   -         -------
Total Return/+//+/                                                (1.49%)       +16.18%             (30.80%)**

Ratios/Supplemental Data
Net Assets, End of Period (in millions)                          $  0.5        $   0.8             $   0.2
Ratio of Gross Expenses to Average Net Assets#                     1.90%          1.90%               1.90%*
Ratio of Net Expenses to Average Net Assets/++/                    1.86%          1.90%               1.90%*
Ratio of Net Investment Income (Loss) to Average Net Assets       (1.36%)        (1.25%)             (1.28%)*
Portfolio Turnover Rate                                             146%           241%                126%

See Notes to Financial Highlights

Financial Highlights Partners Fund

The following tables include selected data for a share outstanding throughout each year and other performance information derived from the Financial Statements.@

Investor Class/+/                                                               Year Ended August 31,
                                                                 ----------------------------------------------------


                                                                      2004       2003       2002       2001      2000

Net Asset Value, Beginning of Year                               $  19.22  $  16.67   $  20.54   $  25.03   $  26.42
                                                                 --------  --------   --------   --------   --------

Income From Investment Operations:
Net Investment Income (Loss)                                          .16       .01        .03        .08        .19
Net Gains or Losses on Securities
 (both realized and unrealized)                                      2.04      2.57      (3.44)     (2.47)      1.81
                                                                 --------  --------   --------   --------   --------
Total From Investment Operations                                     2.20      2.58      (3.41)     (2.39)      2.00
                                                                 --------  --------   --------   --------   --------

Less Distributions From:
Net Investment Income                                                (.01)     (.03)      (.08)      (.17)      (.29)
Net Capital Gains                                                      --        --       (.38)     (1.93)     (3.10)
                                                                 --------  --------   --------   --------   --------
Total Distributions                                                  (.01)     (.03)      (.46)     (2.10)     (3.39)
                                                                 --------  --------   --------   --------   --------
Net Asset Value, End of Year                                     $  21.41  $  19.22   $  16.67   $  20.54   $  25.03
                                                                 --------  --------   --------   --------   --------
Total Return/+//+/                                                 +11.43%   +15.51%    (16.98%)    (9.68%)    +8.51%

Ratios/Supplemental Data
Net Assets, End of Year (in millions)                            $1,280.8  $1,247.2   $1,209.6   $1,689.4   $2,191.8
Ratio of Gross Expenses to Average Net Assets#                        .88%      .90%       .87%       .84%       .84%
Ratio of Net Expenses to Average Net Assets                           .87%      .90%       .87%       .84%       .84%
Ratio of Net Investment Income (Loss) to Average
 Net Assets                                                           .76%      .08%       .16%       .35%       .60%
Portfolio Turnover Rate                                                67%       65%        53%        73%        95%

Trust Class/+/                                                                  Year Ended August 31,
                                                                 ----------------------------------------------------


                                                                      2004       2003       2002       2001      2000

Net Asset Value, Beginning of Year                               $  14.81  $  12.84   $  15.81   $  18.74   $  18.71
                                                                 --------  --------   --------   --------   --------

Income From Investment Operations:
Net Investment Income (Loss)                                          .10      (.01)      (.00)       .03        .13
Net Gains or Losses on Securities (both realized and unrealized)     1.57      1.98      (2.65)     (1.85)      1.34
                                                                 --------  --------   --------   --------   --------
Total From Investment Operations                                     1.67      1.97      (2.65)     (1.82)      1.47
                                                                 --------  --------   --------   --------   --------

Less Distributions From:
Net Investment Income                                                  --        --       (.03)      (.11)      (.19)
Net Capital Gains                                                      --        --       (.29)     (1.00)     (1.25)
                                                                 --------  --------   --------   --------   --------
Total Distributions                                                    --        --       (.32)     (1.11)     (1.44)
                                                                 --------  --------   --------   --------   --------
Net Asset Value, End of Year                                     $  16.48  $  14.81   $  12.84   $  15.81   $  18.74
                                                                 --------  --------   --------   --------   --------
Total Return/+//+/                                                 +11.28%   +15.34%    (17.10%)    (9.81%)    +8.41%

Ratios/Supplemental Data
Net Assets, End of Year (in millions)                            $  283.8  $  301.1   $  314.7   $  463.0   $  622.6
Ratio of Gross Expenses to Average Net Assets#                       1.04%     1.05%      1.03%      1.00%       .92%
Ratio of Net Expenses to Average Net Assets                          1.02%     1.05%      1.03%      1.00%       .92%
Ratio of Net Investment Income (Loss) to Average
 Net Assets                                                           .60%     (.07%)     (.00%)      .19%       .53%
Portfolio Turnover Rate                                                67%       65%        53%        73%        95%

See Notes to Financial Highlights

                                               NEUBERGER BERMAN AUGUST 31, 2004

Financial Highlights Partners Fund cont'd


Advisor Class/+/                                                             Year Ended August 31,
                                                                 ----------------------------------------------


                                                                     2004      2003      2002      2001    2000

Net Asset Value, Beginning of Year                               $ 12.82  $ 11.14   $ 13.72   $ 16.03   $15.74
                                                                 -------  -------   -------   -------   ------

Income From Investment Operations:

Net Investment Income (Loss)                                         .03     (.03)     (.02)     (.01)     .02
Net Gains or Losses on Securities (both realized and unrealized)    1.38     1.71     (2.31)    (1.60)    1.17
                                                                 -------  -------   -------   -------   ------
Total From Investment Operations                                    1.41     1.68     (2.33)    (1.61)    1.19
                                                                 -------  -------   -------   -------   ------

Less Distributions From:
Net Investment Income                                                 --       --        --      (.01)    (.01)
Net Capital Gains                                                     --       --      (.25)     (.69)    (.89)
                                                                 -------  -------   -------   -------   ------
Total Distributions                                                   --       --      (.25)     (.70)    (.90)
                                                                 -------  -------   -------   -------   ------
Net Asset Value, End of Year                                     $ 14.23  $ 12.82   $ 11.14   $ 13.72   $16.03
                                                                 -------  -------   -------   -------   ------
Total Return/+//+/                                                +11.00%  +15.08%   (17.29%)  (10.12%)  +7.99%

Ratios/Supplemental Data
Net Assets, End of Year (in millions)                            $  13.7  $  30.0   $  29.9   $  43.1   $ 53.5
Ratio of Gross Expenses to Average Net Assets#                      1.26%    1.26%     1.22%     1.29%    1.32%
Ratio of Net Expenses to Average Net Assets                         1.24%    1.26%     1.22%     1.29%    1.32%
Ratio of Net Investment Income (Loss) to Average Net Assets          .25%    (.28%)    (.19%)    (.10%)    .11%
Portfolio Turnover Rate                                               67%      65%       53%       73%      95%

See Notes to Financial Highlights

Financial Highlights Real Estate Fund

The following table includes selected data for a share outstanding throughout each period and other performance information derived from the Financial Statements.@

Trust Class                                                                                  Period from
                                                                                            May 1, 2002^
                                                                 Year Ended August 31,     to August 31,
                                                                 ----------------------    -----------------


                                                                     2004       2003                2002

Net Asset Value, Beginning of Period                             $ 11.49    $  9.81               $10.00
                                                                   -------    -------  -          ------

Income From Investment Operations:
Net Investment Income (Loss)                                         .26        .31                  .12
Net Gains or Losses on Securities (both realized and unrealized)    3.17       1.75                 (.24)
                                                                   -------    -------  -          ------
Total From Investment Operations                                    3.44       2.06                 (.12)
                                                                   -------    -------  -          ------

Less Distributions From:
Net Investment Income                                               (.28)      (.38)                (.07)
Net Capital Gains                                                   (.52)        --                   --
                                                                   -------    -------  -          ------
Total Distributions                                                 (.81)      (.38)                (.07)
                                                                   -------    -------  -          ------
Redemption Fees                                                      .01        .00                  .00
                                                                   -------    -------  -          ------
Net Asset Value, End of Period                                   $ 14.13    $ 11.49               $ 9.81
                                                                   -------    -------  -          ------
Total Return/+//+/                                                +31.03%    +21.70%               (1.23%)**

Ratios/Supplemental Data
Net Assets, End of Period (in millions)                          $  40.1    $  31.2               $ 12.2
Ratio of Gross Expenses to Average Net Assets#                      1.50%      1.50%                1.50%*
Ratio of Net Expenses to Average Net Assets/++/                     1.47%      1.50%                1.50%*
Ratio of Net Investment Income (Loss) to Average Net Assets         2.05%      3.10%                3.53%*
Portfolio Turnover Rate                                              148%        85%                  44%

See Notes to Financial Highlights

                                               NEUBERGER BERMAN AUGUST 31, 2004

Financial Highlights Regency Fund

The following tables include selected data for a share outstanding throughout each year and other performance information derived from the Financial Statements.@

Investor Class/+/
                                                                 --------------------------------


                                                                          2004 2003/++//++/

Net Asset Value, Beginning of Year                               $ 12.14            $ 10.58
                                                                 -------            -------

Income From Investment Operations:
Net Investment Income (Loss)                                        (.03)              (.03)
Net Gains or Losses on Securities
 (both realized and unrealized)                                     2.33               1.59
                                                                 -------            -------
Total From Investment Operations                                    2.30               1.56
                                                                 -------            -------

Less Distributions From:
Net Investment Income                                                 --                 --
Net Capital Gains                                                     --                 --
                                                                 -------            -------
Total Distributions                                                   --                 --
                                                                 -------            -------
Net Asset Value, End of Year                                     $ 14.44            $ 12.14
                                                                 -------            -------
Total Return/+//+/                                                +18.95%            +14.74%

Ratios/Supplemental Data
Net Assets, End of Year (in millions)                            $  33.5            $  20.1
Ratio of Gross Expenses to Average Net Assets#                      1.50%              1.50%
Ratio of Net Expenses to Average Net Assets                         1.49%/(S)/         1.50%/++/
Ratio of Net Investment Income (Loss) to Average
 Net Assets                                                         (.22%)             (.30%)
Portfolio Turnover Rate                                               62%                73%

Trust Class/+/
                                                                 --------------------------------


                                                                          2004 2003/++//++/

Net Asset Value, Beginning of Year                               $ 10.61            $  9.24
                                                                 -------            -------

Income From Investment Operations:
Net Investment Income (Loss)                                        (.03)              (.03)
Net Gains or Losses on Securities (both realized and unrealized)    2.03               1.40
                                                                 -------            -------
Total From Investment Operations                                    2.00               1.37
                                                                 -------            -------

Less Distributions From:
Net Investment Income                                                 --                 --
Net Capital Gains                                                     --                 --
                                                                 -------            -------
Total Distributions                                                   --                 --
                                                                 -------            -------
Net Asset Value, End of Year                                     $ 12.61            $ 10.61
                                                                 -------            -------
Total Return/+//+/                                                +18.85%            +14.83%

Ratios/Supplemental Data
Net Assets, End of Year (in millions)                            $  19.8            $  11.3
Ratio of Gross Expenses to Average Net Assets#                      1.50%              1.50%
Ratio of Net Expenses to Average Net Assets/++/                     1.49%              1.50%
Ratio of Net Investment Income (Loss) to Average
 Net Assets                                                         (.22%)             (.30%)
Portfolio Turnover Rate                                               62%                73%

Investor Class/+/                                                Year Ended August 31,
                                                                 ----------------------------------------------------


                                                                 2002/++//++/       2001/++//++/        2000(Euro)

Net Asset Value, Beginning of Year                                     $12.92             $13.02         $  9.82
                                                                       ------             ------         -------

Income From Investment Operations:
Net Investment Income (Loss)                                             (.01)                --              --
Net Gains or Losses on Securities
 (both realized and unrealized)                                          (.88)               .60            3.38
                                                                       ------             ------         -------
Total From Investment Operations                                         (.89)               .60            3.38
                                                                       ------             ------         -------

Less Distributions From:
Net Investment Income                                                    (.01)                --            (.02)
Net Capital Gains                                                       (1.44)              (.70)           (.16)
                                                                       ------             ------         -------
Total Distributions                                                     (1.45)              (.70)           (.18)
                                                                       ------             ------         -------
Net Asset Value, End of Year                                           $10.58             $12.92         $ 13.02
                                                                       ------             ------         -------
Total Return/+//+/                                                      (7.42%)            +4.81%         +34.95%

Ratios/Supplemental Data
Net Assets, End of Year (in millions)                                  $ 16.7             $ 16.0         $  10.9
Ratio of Gross Expenses to Average Net Assets#                           1.50%              1.50%           1.51%
Ratio of Net Expenses to Average Net Assets                              1.50%/(S)/         1.50%/++/       1.50%/++/
Ratio of Net Investment Income (Loss) to Average
 Net Assets                                                              (.07%)             (.02%)            --%
Portfolio Turnover Rate                                                   119%               256%            200%

Trust Class/+/                                                   Year Ended August 31,
                                                                 ----------------------------------------------------


                                                                 2002/++//++/       2001/++//++/        2000(Euro)

Net Asset Value, Beginning of Year                                     $11.30             $13.15         $  9.76
                                                                       ------             ------         -------

Income From Investment Operations:
Net Investment Income (Loss)                                             (.00)              (.01)             --
Net Gains or Losses on Securities (both realized and unrealized)         (.78)               .55            3.40
                                                                       ------             ------         -------
Total From Investment Operations                                         (.78)               .54            3.40
                                                                       ------             ------         -------

Less Distributions From:
Net Investment Income                                                    (.01)                --            (.01)
Net Capital Gains                                                       (1.27)             (2.39)             --
                                                                       ------             ------         -------
Total Distributions                                                     (1.28)             (2.39)           (.01)
                                                                       ------             ------         -------
Net Asset Value, End of Year                                           $ 9.24             $11.30         $ 13.15
                                                                       ------             ------         -------
Total Return/+//+/                                                      (7.45%)            +4.77%         +34.86%

Ratios/Supplemental Data
Net Assets, End of Year (in millions)                                  $ 13.4             $ 25.4         $  25.1
Ratio of Gross Expenses to Average Net Assets#                           1.50%              1.50%           1.51%
Ratio of Net Expenses to Average Net Assets/++/                          1.50%              1.50%           1.50%
Ratio of Net Investment Income (Loss) to Average
 Net Assets                                                              (.04%)             (.06%)          (.01%)
Portfolio Turnover Rate                                                   119%               256%            200%

See Notes to Financial Highlights

Financial Highlights Socially Responsive Fund

The following tables include selected data for a share outstanding throughout each year and other performance information derived from the Financial Statements.@

Investor Class/+/                                                                         Year Ended August 31,
                                                                 ---------------------------------------------------------


                                                                     2004 2003/++//++/   2002/++//++/   2001/++//++/

Net Asset Value, Beginning of Year                               $ 18.55       $ 15.39        $ 18.96        $ 21.01
                                                                 -------       -------        -------        -------

Income From Investment Operations:
Net Investment Income (Loss)                                         .04           .02            .04            .02
Net Gains or Losses on Securities
 (both realized and unrealized)                                     1.81          3.17          (1.83)         (2.07)
                                                                 -------       -------        -------        -------
Total From Investment Operations                                    1.85          3.19          (1.79)         (2.05)
                                                                 -------       -------        -------        -------

Less Distributions From:
Net Investment Income                                               (.05)         (.03)          (.06)            --
Net Capital Gains                                                   (.87)           --          (1.67)            --
Tax Return of Capital                                                 --            --           (.05)            --
                                                                 -------       -------        -------        -------
Total Distributions                                                 (.92)         (.03)         (1.78)            --
                                                                 -------       -------        -------        -------
Net Asset Value, End of Year                                     $ 19.48       $ 18.55        $ 15.39        $ 18.96
                                                                 -------       -------        -------        -------
Total Return/+//+/                                                +10.06%       +20.79%        (10.62%)        (9.76%)

Ratios/Supplemental Data
Net Assets, End of Year (in millions)                            $ 215.6       $ 132.8        $  71.2        $  87.8
Ratio of Gross Expenses to Average Net Assets#                      1.07%         1.08%          1.17%          1.13%
Ratio of Net Expenses to Average Net Assets                         1.06%         1.07%          1.17%          1.13%
Ratio of Net Investment Income (Loss) to Average
 Net Assets                                                          .19%          .14%           .21%           .08%
Portfolio Turnover Rate                                               35%           62%            60%            83%

Trust Class/+/                                                                            Year Ended August 31,
                                                                 ---------------------------------------------------------


                                                                     2004 2003/++//++/   2002/++//++/   2001/++//++/

Net Asset Value, Beginning of Year                               $ 12.79       $ 10.62        $ 13.07        $ 14.53
                                                                 -------       -------        -------        -------

Income From Investment Operations:
Net Investment Income (Loss)                                         .00          (.01)           .01           (.03)
Net Gains or Losses on Securities (both realized and unrealized)    1.26          2.18          (1.28)         (1.43)
                                                                 -------       -------        -------        -------
Total From Investment Operations                                    1.26          2.17          (1.27)         (1.46)
                                                                 -------       -------        -------        -------

Less Distributions From:
Net Investment Income                                               (.01)         (.00)            --             --
Net Capital Gains                                                   (.57)           --          (1.14)            --
Tax Return of Capital                                                 --            --           (.04)            --
                                                                 -------       -------        -------        -------
Total Distributions                                                 (.58)         (.00)         (1.18)            --
                                                                 -------       -------        -------        -------
Net Asset Value, End of Year                                     $ 13.47       $ 12.79        $ 10.62        $ 13.07
                                                                 -------       -------        -------        -------
Total Return/+//+/                                                 +9.89%       +20.45%        (10.86%)       (10.05%)

Ratios/Supplemental Data
Net Assets, End of Year (in millions)                            $  42.3       $  28.7        $  12.5        $  28.3
Ratio of Gross Expenses to Average Net Assets#                      1.26%         1.33%          1.33%          1.46%
Ratio of Net Expenses to Average Net Assets                         1.25%         1.32%          1.33%          1.46%/++/
Ratio of Net Investment Income (Loss) to Average
 Net Assets                                                          .00%         (.12%)          .07%          (.25%)
Portfolio Turnover Rate                                               35%           62%            60%            83%

Investor Class/+/
                                                                 ---------------


                                                                  2000(Euro)

Net Asset Value, Beginning of Year                                   $21.33
                                                                     ------

Income From Investment Operations:
Net Investment Income (Loss)                                             --
Net Gains or Losses on Securities
 (both realized and unrealized)                                         .57
                                                                     ------
Total From Investment Operations                                        .57
                                                                     ------

Less Distributions From:
Net Investment Income                                                  (.02)
Net Capital Gains                                                      (.87)
Tax Return of Capital                                                    --
                                                                     ------
Total Distributions                                                    (.89)
                                                                     ------
Net Asset Value, End of Year                                         $21.01
                                                                     ------
Total Return/+//+/                                                    +2.96%

Ratios/Supplemental Data
Net Assets, End of Year (in millions)                                $107.6
Ratio of Gross Expenses to Average Net Assets#                         1.12%
Ratio of Net Expenses to Average Net Assets                            1.12%
Ratio of Net Investment Income (Loss) to Average
 Net Assets                                                             .01%
Portfolio Turnover Rate                                                  76%

Trust Class/+/
                                                                 ---------------


                                                                  2000(Euro)

Net Asset Value, Beginning of Year                                   $14.41
                                                                     ------

Income From Investment Operations:
Net Investment Income (Loss)                                           (.02)
Net Gains or Losses on Securities (both realized and unrealized)        .40
                                                                     ------
Total From Investment Operations                                        .38
                                                                     ------

Less Distributions From:
Net Investment Income                                                    --
Net Capital Gains                                                      (.25)
Tax Return of Capital                                                  (.01)
                                                                     ------
Total Distributions                                                    (.26)
                                                                     ------
Net Asset Value, End of Year                                         $14.53
                                                                     ------
Total Return/+//+/                                                    +2.76%

Ratios/Supplemental Data
Net Assets, End of Year (in millions)                                $ 29.0
Ratio of Gross Expenses to Average Net Assets#                         1.32%
Ratio of Net Expenses to Average Net Assets                            1.32%/++/
Ratio of Net Investment Income (Loss) to Average
 Net Assets                                                            (.19%)
Portfolio Turnover Rate                                                  76%

See Notes to Financial Highlights

                                               NEUBERGER BERMAN AUGUST 31, 2004

Notes to Financial Highlights Equity Funds

/+/The per share amounts and ratios which are shown reflect income and expenses, including each Fund's proportionate share of its corresponding Portfolio's income and expenses through December 15, 2000 under the prior master/feeder fund structure.

/+//+/Total return based on per share net asset value reflects the effects of changes in net asset value on the performance of each Fund during each fiscal period and assumes dividends and other distributions, if any, were reinvested. Results represent past performance and do not guarantee future results. Current returns may be lower or higher than the performance data quoted. Investment returns and principal may fluctuate and shares when redeemed may be worth more or less than original cost. Total return would have been lower if Management had not reimbursed and/or waived certain expenses. Total return would have been higher if Management had not recouped certain expenses. Management reimbursed Partners for losses incurred in connection with the disposition of a foreign forward currency contract, which had no impact on total return. Performance data current to the most recent month-end are available at www.nb.com.

# The Fund is required to calculate an expense ratio without taking into consideration any expense reductions related to expense offset arrangements.

## Portfolio turnover excludes purchases and sales of securities by Technology prior to the merger date.

/++/After reimbursement of expenses by the investment manager and/or waiver of a portion of the investment management fee. Had the investment manager not undertaken such actions, the annualized ratios of net expenses to average daily net assets would have been:

                                           Year Ended August 31,
                                   2004  2003       2002  2001       2000

Century Fund Investor Class       2.05% 2.21% 2.09%      1.80% 1.76%/(1)/

Fasciano Fund Investor Class      1.23%   --    --         --    --

Fasciano Fund Advisor Class       1.73%   --  4.58%/(2)/   --    --

Focus Fund Investor Class          .86%   --    --         --    --

Focus Fund Trust Class            1.02%   --    --         --  1.06%

Focus Fund Advisor Class          1.22%   --    --         --  2.89%

Genesis Fund Investor Class       1.05%   --    --         --    --

Genesis Fund Trust Class          1.10%   --    --         --    --

Genesis Fund Advisor Class        1.36%   --    --         --  1.59%

Genesis Fund Institutional Class   .86%  .87%  .88%       .91%  .97%

Guardian Fund Investor Class       .90%   --    --         --    --

Guardian Fund Trust Class         1.04%   --    --         --    --

Guardian Fund Advisor Class       1.31%   --    --         --    --

International Fund Investor Class 1.58% 1.74%   --         --    --

International Fund Trust Class    1.94% 3.07% 3.22%      5.16% 4.21%

Manhattan Fund Investor Class     1.06%   --    --         --    --

Manhattan Fund Trust Class        1.19%   --    --         --  1.08%

Manhattan Fund Advisor Class      2.14% 2.26% 2.25%      2.60% 3.57%

Millennium Fund Investor Class    1.77% 1.83%   --         --    --

Millennium Fund Trust Class       2.17% 2.26% 1.92%      2.11% 2.12%

Notes to Financial Highlights Equity Funds cont'd

                                           Year Ended August 31,
                                      2004  2003       2002  2001  2000

Millennium Fund Advisor Class        6.28% 4.27% 7.42%/(3)/   --    --

Partners Fund Investor Class          .87%   --    --         --    --

Partners Fund Trust Class            1.03%   --    --         --    --

Partners Fund Advisor Class          1.24%   --    --         --    --

Real Estate Fund Trust Class         1.93% 2.19% 4.81%/(4)/   --    --

Regency Fund Investor Class          1.49% 1.57%   --       1.61% 2.22%

Regency Fund Trust Class             1.66% 1.82% 1.64%      1.76% 1.75%

Socially Responsive Fund Trust Class   --    --    --       1.59% 1.76%


    (1)Period from December 6, 1999 to August 31, 2000
    (2)Period from May 24, 2002 to August 31, 2002
    (3)Period from May 3, 2002 to August 31, 2002
    (4)Period from May 1, 2002 to August 31, 2002

/(S)/After reimbursement of expenses previously paid by the investment manager and/or waiver of a portion of the investment management fee. Had the Fund not made such reimbursements or the investment manager not undertaken such actions, the annualized ratios of net expenses to average daily net assets would have been:


                                     Year Ended August 31,
                                   2004  2003  2002 2001  2000

Fasciano Fund Advisor Class         --  1.75%   --    --   --
International Fund Investor Class 1.57%   --    --    --   --
International Fund Trust Class    1.93%
Millennium Fund Investor Class      --    --    --    -- 1.33%
Regency Fund Investor Class       1.42%   --  1.46%   --   --


^  The date investment operations commenced.
@ The per share amounts which are shown for the periods ended August 31, 2001 and thereafter have been computed based on the average number of shares outstanding during each fiscal period.
*  Annualized.
** Not annualized.
(Pounds)Effective after the close of business on March 23, 2001, Neuberger
        Berman Management Inc. succeeded Fasciano Company, Inc., as the Fund's investment manager.
(Yen)Audited by other auditors whose report dated July 31, 2000 expressed an unqualified opinion.
(Euro)Audited by other auditors whose report dated October 2, 2000 expressed an unqualified opinion.
/++//++/Audited by other auditors whose report dated October 10, 2003 expressed an unqualified opinion.

                                               NEUBERGER BERMAN AUGUST 31, 2004

Report of Independent Registered Public Accounting Firm

To the Board of Trustees
Neuberger Berman Equity Funds and
Shareholders of:
Neuberger Berman Fasciano Fund
Neuberger Berman Focus Fund
Neuberger Berman Genesis Fund
Neuberger Berman Guardian Fund
Neuberger Berman International Fund
Neuberger Berman Partners Fund
Neuberger Berman Real Estate Fund

We have audited the accompanying statements of assets and liabilities, including the schedules of investments, of Neuberger Berman Fasciano Fund, Neuberger Berman Focus Fund, Neuberger Berman Genesis Fund, Neuberger Berman Guardian Fund, Neuberger Berman International Fund, Neuberger Berman Partners Fund and Neuberger Berman Real Estate Fund, seven of the series constituting the Neuberger Berman Equity Funds (the "Trust"), as of August 31, 2004, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended and financial highlights for each of the periods indicated therein. These financial statements and financial highlights are the responsibility of the Trust's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. The financial highlights for the year ended June 30, 2000 for Neuberger Berman Fasciano Fund, were audited by other auditors who have ceased operations and whose report, dated July 31, 2000, expressed an unqualified opinion on those financial highlights.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of August 31, 2004, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of each of the above-mentioned series of Neuberger Berman Equity Funds at August 31, 2004, the results of their operations for the year then ended, the changes in their net assets for each of the two years in the periods then ended August 31, 2004, and their financial highlights for each of the periods indicated therein, in conformity with U.S. generally accepted accounting principles.

/s/ Ernst & Young LLP

Boston, Massachusetts
October 8, 2004

Report of Independent Registered Public Accounting Firm

To the Board of Trustees and Shareholders
Neuberger Berman Equity Funds

We have audited the accompanying statements of assets and liabilities of the Neuberger Berman Century Fund, Neuberger Berman Manhattan Fund, Neuberger Berman Millennium Fund, Neuberger Berman Regency Fund and Neuberger Berman Socially Responsive Fund, each a series of the Neuberger Berman Equity Funds, including the schedules of investments, as of August 31, 2004, and the related statements of operations, statements of changes in net assets and financial highlights for the year then ended. These financial statements and financial highlights are the responsibility of the Funds management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. The statements of changes in net assets for the year ended August 31, 2003 and the financial highlights for each of the years in the four year period ended August 31, 2003 have been audited by other auditors, whose reports dated October 10, 2003 and October 2, 2000 expressed unqualified opinions on such financial statements and financial highlights.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of August 31, 2004, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the above mentioned series of the Neuberger Berman Equity Funds, as of August 31, 2004, the results of their operations, changes in their net assets and the financial highlights for the year then ended, in conformity with accounting principles generally accepted in the United States of America.

/s/
TAIT, WELLER & BAKER

Philadelphia, Pennsylvania
September 17, 2004

                                               NEUBERGER BERMAN AUGUST 31, 2004

Directory

Investment Manager, Administrator and Distributor
Neuberger Berman Management Inc.
605 Third Avenue 2nd Floor
New York, NY 10158-0180
800.877.9700 or 212.476.8800
Institutional Services 800.366.6264

Sub-Adviser
Neuberger Berman, LLC
605 Third Avenue
New York, NY 10158-3698

Custodian and Shareholder Servicing Agent
State Street Bank and Trust Company
225 Franklin Street
Boston, MA 02110

For Investor Class Shareholders
Address correspondence to:
Neuberger Berman Funds
Boston Service Center
P.O. Box 8403
Boston, MA 02266-8403
800.877.9700 or 212.476.8800

For Trust Class, Advisor Class, and Institutional
Class Shareholders
Address correspondence to:
Neuberger Berman Management Inc.
605 Third Avenue Mail Drop 2-7
New York, NY 10158-0180
Attn: Institutional Support Services
800.366.6264

Legal Counsel
Kirkpatrick & Lockhart LLP
1800 Massachusetts Avenue, NW
2nd Floor
Washington, DC 20036-1800

Independent Registered Public Accounting Firms
Ernst & Young LLP
200 Clarendon Street
Boston, MA 02116

Tait, Weller & Baker
1818 Market Street
Suite 2400
Philadelphia, PA 19103

Trustee and Officer Information

The following tables set forth information concerning the trustees and officers of the Trust. All persons named as trustees and officers also serve in similar capacities for other funds administered or managed by NB Management and Neuberger Berman. The Statement of Additional Information includes additional information about fund trustees and is available upon request, without charge by calling (800) 877-9700.

Information about the Board of Trustees

                                                                                 Number of
                                                                               Portfolios in
                             Position and                                      Fund Complex       Other Directorships
                               Length of                                        Overseen by        Held Outside Fund
Name, Age, and Address/(1)/ Time Served/(2)/   Principal Occupation(s)/(3)/       Trustee         Complex by Trustee
--------------------------------------------------------------------------------------------------------------------------

Independent Trustees
--------------------------------------------------------------------------------------------------------------------------

  John Cannon (74)           Trustee since   Consultant. Formerly,                  38       Independent Trustee or
                             2000            Chairman and Chief Investment                   Director of three series of
                                             Officer, CDC Investment                         OppenheimerFunds: Limited
                                             Advisors registered investment                  Term New York Municipal
                                             adviser 1993 to January 1999);                  Fund, Rochester Fund
                                             formerly, President and Chief                   Municipals, and
                                             Executive Officer, AMA                          Oppenheimer Convertible
                                             Investment Advisors, an affiliate               Securities Fund, since 1992.
                                             of the American Medical
                                             Association.
--------------------------------------------------------------------------------------------------------------------------

  Faith Colish (69)          Trustee since   Counsel, Carter Ledyard &              38       Director, American Bar
                             1982            Millburn LLP (law firm) since                   Retirement Association
                                             October 2002; formerly,                         (ABRA) since 1997 (not-
                                             Attorney-at-Law and President,                  for-profit membership
                                             Faith Colish, A Professional                    association).
                                             Corporation, 1980 to 2002.
--------------------------------------------------------------------------------------------------------------------------

  Walter G. Ehlers (71)      Trustee since   Consultant; Retired President          38       None.
                             2000            and Trustee, Teachers Insurance
                                             & Annuity (TIAA) and College
                                             Retirement Equities Fund
                                             (CREF).
--------------------------------------------------------------------------------------------------------------------------

  C. Anne Harvey (67)        Trustee since   Consultant, C. A. Harvey               38       President, Board of
                             2000            Associates, since June 2001;                    Associates to The National
                                             formerly, Director, AARP, 1978                  Rehabilitation Hospital's
                                             to December 2001.                               Board of Directors, since
                                                                                             2002; Formerly, Member,
                                                                                             Individual Investors Advisory
                                                                                             Committee to the New York
                                                                                             Stock Exchange Board of
                                                                                             Directors, 1998 to June
                                                                                             2002; formerly, Member,
                                                                                             American Savings Education
                                                                                             Council's Policy Board
                                                                                             (ASEC), 1998 to 2000;
                                                                                             formerly, Member, Executive
                                                                                             Committee, Crime
                                                                                             Prevention Coalition of
                                                                                             America, 1997 to 2000.

                                               NEUBERGER BERMAN AUGUST 31, 2004


                                                                                Number of
                                                                              Portfolios in
                             Position and                                     Fund Complex       Other Directorships
                               Length of                                       Overseen by        Held Outside Fund
Name, Age, and Address/(1)/ Time Served/(2)/   Principal Occupation(s)/(3)/      Trustee         Complex by Trustee
--------------------------------------------------------------------------------------------------------------------------

  Barry Hirsch (71)          Trustee since   Attorney-at-Law. Formerly,            38       None.
                             2000            Senior Counsel, Loews
                                             Corporation (diversified
                                             financial corporation) May 2002
                                             until April 2003; formerly,
                                             Senior Vice President, Secretary
                                             and General Counsel, Loews
                                             Corporation.
--------------------------------------------------------------------------------------------------------------------------

  Robert A. Kavesh (77)      Trustee since   Marcus Nadler Professor of            38       Director, DEL Laboratories,
                             2000            Finance and Economics                          Inc. (cosmetics and
                                             Emeritus, New York University                  pharmaceuticals) since 1978;
                                             Stern School of Business.                      Director, The Caring
                                                                                            Community (not-for-profit)
--------------------------------------------------------------------------------------------------------------------------

  Howard A. Mileaf (67)      Trustee since   Retired. Formerly, Vice               38       Director, WHX Corporation
                             1984            President and Special Counsel,                 (holding company) since
                                             WHX Corporation (holding                       August 2002; Director,
                                             company) 1993 to 2001.                         Webfinancial Corporation
                                                                                            (holding company) since
                                                                                            December 2002; Director,
                                                                                            State Theatre of New Jersey
                                                                                            (not-for-profit theater) since
                                                                                            2000; formerly, Director,
                                                                                            Kevlin Corporation
                                                                                            (manufacturer of microwave
                                                                                            and other products).
--------------------------------------------------------------------------------------------------------------------------

  William E. Rulon (72)      Trustee since   Retired. Formerly, Senior Vice        38       Director, Pro-Kids Golf and
                             1986            President, Foodmaker. Inc.                     Learning Academy (teach
                                             (operator and franchiser of                    golf and computer usage to
                                             restaurants) until January 1997.               "at risk" children) since
                                                                                            1998; formerly, Director,
                                                                                            Prandium, Inc. (restaurants)
                                                                                            from March 2001 until July
                                                                                            2002.
--------------------------------------------------------------------------------------------------------------------------

  Cornelius T. Ryan (72)     Trustee since   Founding General Partner,             38       Director, Capital Cash
                             1982            Oxford Partners and Oxford                     Management Trust (money
                                             Bioscience Partners (venture                   market fund), Naragansett
                                             capital partnerships) and                      Insured Tax-Free Income
                                             President, Oxford Venture                      Fund, Rocky Mountain
                                             Corporation.                                   Equity Fund, Prime Cash
                                                                                            Fund, several private
                                                                                            companies and QuadraMed
                                                                                            Corporation (NASDAQ).

Trustee and Officer Information cont'd

                                                                                Number of
                                                                              Portfolios in
                             Position and                                     Fund Complex       Other Directorships
                               Length of                                       Overseen by        Held Outside Fund
Name, Age, and Address/(1)/ Time Served/(2)/   Principal Occupation(s)/(3)/      Trustee         Complex by Trustee
-------------------------------------------------------------------------------------------------------------------------

 Tom Decker Seip (54)        Trustee since   General Partner, Seip                 38       Director, H&R Block, Inc.
                             2000            Investments LP (a private                      (financial services company)
                                             investment partnership);                       since May 2001; Director,
                                             formerly, President and CEO,                   Forward Management, Inc.
                                             Westaff, Inc. (temporary                       (asset management) since
                                             staffing), May 2001 to January                 2001; formerly, Director,
                                             2002; Senior Executive at the                  General Magic (voice
                                             Charles Schwab Corporation                     recognition software)
                                             from 1983 to 1999, including                   November 2001 until 2002;
                                             Chief Executive Officer, Charles               formerly, Director,
                                             Schwab Investment                              E-Finance Corporation
                                             Management, Inc. and Trustee,                  (credit decisioning services)
                                             Schwab Family of Funds and                     1999 to 2003; Director,
                                             Schwab Investments from 1997                   Save-Daily.com (micro
                                             to 1998 and Executive Vice                     investing services) 1999 to
                                             President-Retail Brokerage,                    2003; Director, Offroad
                                             Charles Schwab Investment                      Capital Inc. (pre-public
                                             Management from 1994 to                        internet commerce company).
                                             1997.
-------------------------------------------------------------------------------------------------------------------------

 Candace L. Straight (56)    Trustee since   Private investor and consultant       38       Director, The Proformance
                             2000            specializing in the insurance                  Insurance Company
                                             industry; formerly, Advisory                   (personal lines property and
                                             Director, Securitas Capital LLC                casualty insurance company)
                                             (a global private equity                       since March 2004; Director,
                                             investment firm dedicated to                   Providence Washington
                                             making investments in the                      (property and casualty
                                             insurance sector) 1998 to                      insurance company) since
                                             December 2002.                                 December 1998; Director,
                                                                                            Summit Global Partners
                                                                                            (insurance brokerage firm)
                                                                                            since October 2000.
-------------------------------------------------------------------------------------------------------------------------

 Peter P. Trapp (59)         Trustee since   Regional Manager for Atlanta          38       None.
                             2000            Region, Ford Motor Credit
                                             Company since August 1997;
                                             formerly, President, Ford Life
                                             Insurance Company, April 1995
                                             to August 1997.

                                               NEUBERGER BERMAN AUGUST 31, 2004

                                                                                  Number of
                                                                                Portfolios in
                             Position and                                       Fund Complex       Other Directorships
                               Length of                                         Overseen by        Held Outside Fund
Name, Age, and Address/(1)/ Time Served/(2)/    Principal Occupation(s)/(3)/       Trustee          Complex by Trustee
----------------------------------------------------------------------------------------------------------------------------

Trustees who are "Interested Persons"
----------------------------------------------------------------------------------------------------------------------------

Edward I. O'Brien* (76)     Trustee since    Formerly, Member, Investment            38       Director, Legg Mason, Inc.
                            1993             Policy Committee, Edward                         (financial services holding
                                             Jones 1993 to 2001; President,                   company) since 1993;
                                             Securities Industry Association                  formerly, Director, Boston
                                             ("SIA") (securities industry's                   Financial Group (real estate
                                             representative in government                     and tax shelters) 1993 to
                                             relations and regulatory matters                 1999.
                                             at the federal and state levels)
                                             1974 to 1992; Adviser to SIA,
                                             November 1992 to November
                                             1993.
----------------------------------------------------------------------------------------------------------------------------

Jack L. Rivkin* (64)        Trustee since    Executive Vice President and            38       Director, Dale Carnegie and
                            December         Chief Investment Officer,                        Associates, Inc. (private
                            2002             Neuberger Berman Inc. (holding                   company) since 1998;
                                             company) since 2002 and 2003,                    Director, Emagin Corp.
                                             respectively; Executive Vice                     (public company) since 1997;
                                             President and Chief Investment                   Director, Solbright, Inc.
                                             Officer, Neuberger Berman                        (private company) since
                                             since 2002 and 2003,                             1998; Director, Infogate, Inc.
                                             respectively; Director and                       (private company) since
                                             Chairman, NB Management                          1997; Director, Broadway
                                             since December 2002; formerly,                   Television Network (private
                                             Executive Vice President,                        company) since 2000.
                                             Citigroup Investments, Inc.
                                             from September 1995 to
                                             February 2002; Executive Vice
                                             President, Citigroup Inc. from
                                             September 1995 to February
                                             2002.
----------------------------------------------------------------------------------------------------------------------------

Peter E. Sundman* (45)      Chairman of      Executive Vice President,               38       Director, Neuberger Berman
                            the Board,       Neuberger Berman Inc. (holding                   Inc. (holding company) from
                            Chief            company) since 1999; President                   October 1999 through
                            Executive        and Director, NB Management                      March 2003; Director and
                            Officer and      since 1999; Head of Neuberger                    Vice President, Neuberger &
                            Trustee since    Berman Inc.'s Mutual Funds and                   Berman Agency, Inc. since
                            1999             Institutional Business since 1999;               2000; Trustee, Frost Valley
                                             Executive Vice President,                        YMCA.
                                             Neuberger Berman since 1999;
                                             Principal, Neuberger Berman
                                             from 1997 until 1999; Senior
                                             Vice President, NB Management
                                             from 1996 until 1999.

Trustee and Officer Information cont'd


(1)The business address of each listed person is 605 Third Avenue, New York, New York 10158.

(2)Pursuant to the Trust's Trust Instrument, each Trustee shall hold office for life or until his or her successor is elected or the Trust terminates; except that (a) any Trustee may resign by delivering a written resignation;
   (b) any Trustee may be removed with or without cause at any time by a written instrument signed by at least two-thirds of the other Trustees; (c) any Trustee who requests to be retired, or who has become unable to serve, may be retired by a written instrument signed by a majority of the other Trustees; and (d) any Trustee may be removed at any shareholder meeting by a vote of at least two-thirds of the outstanding shares.

(3)Except as otherwise indicated, each individual has held the positions shown for at least the last five years.

 * Indicates a trustee who is an "interested person" within the meaning of the 1940 Act. Mr. Sundman and Mr. Rivkin are interested persons of the Trust by virtue of the fact that they are officers and/or directors of NB Management and Executive Vice Presidents of Neuberger Berman. Mr. O'Brien is an interested person of the Trust by virtue of the fact that he is a director of Legg Mason, Inc., a wholly owned subsidiary of which, from time to time, serves as a broker or dealer to the Funds and other funds for which NB Management serves as investment manager.

                                               NEUBERGER BERMAN AUGUST 31, 2004

Information about the Officers of the Trust

                                    Position and
Name, Age, and Address/(1)/   Length of Time Served/(2)/              Principal Occupation(s)/(3)/
-------------------------------------------------------------------------------------------------------------

 Claudia A. Brandon (47)    Secretary since 1985           Vice President-Mutual Fund Board Relations,
                                                           NB Management since 2000; Vice President,
                                                           Neuberger Berman since 2002 and employee
                                                           since 1999; formerly, Vice President, NB
                                                           Management from 1986 to 1999; Secretary,
                                                           eleven registered investment companies for
                                                           which NB Management acts as investment
                                                           manager and administrator (four since 2002,
                                                           three since 2003, and one since 2004).

 Robert Conti (48)          Vice President since 2000      Senior Vice President, Neuberger Berman since
                                                           2003, formerly, Vice President, Neuberger
                                                           Berman from 1999 until 2003; Senior Vice
                                                           President, NB Management since 2000;
                                                           formerly, Controller, NB Management until
                                                           1996; Treasurer, NB Management from 1996
                                                           until 1999; Vice President, eleven registered
                                                           investment companies for which NB
                                                           Management acts as investment manager and
                                                           administrator (three since 2000, four since
                                                           2002, three since 2003, and one since 2004).

 Brian J. Gaffney (51)      Vice President since 2000      Managing Director, Neuberger Berman since
                                                           1999; Senior Vice President, NB Management
                                                           since 2000; formerly, Vice President, NB
                                                           Management from 1997 until 1999; Vice
                                                           President, eleven registered investment
                                                           companies for which NB Management acts as
                                                           investment manager and administrator (three
                                                           since 2000, four since 2002, three since 2003,
                                                           and one since 2004).

 Sheila R. James (39)       Assistant Secretary since 2002 Employee, Neuberger Berman since 1999;
                                                           formerly, Employee, NB Management from
                                                           1991 to 1999; Assistant Secretary, eleven
                                                           registered investment companies for which NB
                                                           Management acts as investment manager and
                                                           administrator (seven since 2002, three since
                                                           2003, and one since 2004).

 Kevin Lyons (49)           Assistant Secretary since 2003 Employee, Neuberger Berman since 1999;
                                                           formerly, Employee, NB Management from 1993
                                                           to 1999; Assistant Secretary, eleven registered
                                                           investment companies for which NB
                                                           Management acts as investment manager and
                                                           administrator (ten since 2003 and one since 2004).

Trustee and Officer Information cont'd

                                        Position and
Name, Age, and Address/(1)/      Length of Time Served/(2)/                Principal Occupation(s)/(3)/
-----------------------------------------------------------------------------------------------------------------

  John M. McGovern (34)     Assistant Treasurer since 2002        Vice President, Neuberger Berman since
                                                                  January 2004; Employee, NB Management
                                                                  since 1993; Assistant Treasurer, eleven
                                                                  registered investment companies for which NB
                                                                  Management acts as investment manager and
                                                                  administrator (seven since 2002, three since
                                                                  2003, and one since 2004).

  Barbara Muinos (45)       Treasurer and Principal Financial and Vice President, Neuberger Berman since 1999;
                            Accounting Officer since 2002; prior  formerly, Assistant Vice President, NB
                            thereto, Assistant Treasurer since    Management from 1993 to 1999; Treasurer
                            1996                                  and Principal Financial and Accounting
                                                                  Officer, eleven registered investment companies
                                                                  for which NB Management acts and
                                                                  investment manager and administrator (seven
                                                                  since 2002, three since 2003, and one since
                                                                  2004); formerly, Assistant Treasurer, three
                                                                  registered investment companies for which NB
                                                                  Management acts as investment manager and
                                                                  administrator from 1996 until 2002.

  Frederic B. Soule (58)    Vice President since 2000             Senior Vice President, Neuberger Berman since
                                                                  2003; formerly, Vice President, Neuberger
                                                                  Berman from 1999 until 2003; formerly, Vice
                                                                  President, NB Management from 1995 until
                                                                  1999; Vice President, eleven registered
                                                                  investment companies for which NB
                                                                  Management acts as investment manager and
                                                                  administrator (three since 2000, four since
                                                                  2002, three since 2003, and one since 2004).

--------

(1)The business address of each listed person is 605 Third Avenue, New York, New York 10158.

(2)Pursuant to the By-Laws of the Trust, each officer elected by the Trustees shall hold office until his or her successor shall have been elected and qualified or until his or her earlier death, inability to serve, or resignation. Officers serve at the pleasure of the Trustees and may be removed at any time with or without cause.

(3)Except as otherwise indicated, each individual has held the positions shown for at least the last five years.

                                               NEUBERGER BERMAN AUGUST 31, 2004

Proxy Voting Policies and Procedures

A description of the policies and procedures that the Trust uses to determine how to vote proxies relating to portfolio securities is available, without charge, by calling 1-800-877-9700 (toll-free) and on the website of the Securities and Exchange Commission, at www.sec.gov. Beginning September 2004, information regarding how the Trust voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 will also be available without charge, by calling 1-800-877-9700 (toll-free), on the website of the Securities and Exchange Commission, at www.sec.gov, and on the Trust's website at www.nb.com (less than)http://www.nb.com(greater than).

Quarterly Portfolio Schedule

The Trust files a complete schedule of portfolio holdings for each Fund with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q. The Trust's Forms N-Q are available on the Securities and Exchange Commission's website at www.sec.gov and may be reviewed and copied at the Securities and Exchange Commission's Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. The information on Form N-Q is available upon request, without charge, by calling (800) 877-9700.

Notice to Shareholders (Unaudited)

Neuberger Berman International Fund has elected to pass through to its shareholders the credits for taxes paid to foreign countries. For the fiscal year ended August 31, 2004, the Fund designates $287,452 foreign taxes paid and $2,708,934 foreign source income earned for Federal income tax purposes.

Neuberger Berman Fasciano Fund, Neuberger Berman Genesis Fund, Neuberger Berman Real Estate Fund and Neuberger Berman Socially Responsive Fund hereby designate $1,618,575, $2,712,188, $412,803 and $5,101,877, respectively, as a capital gain distribution.

For the fiscal year ended August 31, 2004, each fund makes the following designation, or up to the maximum amount of such dividends allowable pursuant to the Internal Revenue Code, as qualified dividend income eligible for reduced tax rates. These lower rates range from 5% to 15% depending upon an individual's tax bracket. Complete information regarding each funds distributions during the calendar year 2004 will be reported in conjunction with Form 1099-DIV.

                                                   Qualified
                    Fund                     Dividend Income

                    Century Fund                  $       --
                    Fasciano Fund                         --
                    Focus Fund                     2,153,172
                    Genesis Fund                          --
                    Guardian Fund                  4,432,224
                    International Fund             1,147,440
                    Manhattan Fund                        --
                    Millennium Fund                       --
                    Partners Fund                    388,644
                    Real Estate Fund                      --
                    Regency Fund                          --
                    Socially Responsive Fund       2,502,590

Statistics and projections in this report are derived from sources deemed to be reliable but cannot be regarded as a representation of future results of the Funds. This report is prepared for the general information of shareholders and is not an offer of shares of the Funds. Shares are sold only through the currently effective prospectus, which must precede or accompany this report.


[LOGO]

[LOGO] recycle
     B0776 10/04

ITEM 2. CODE OF ETHICS.

The Registrant's Board of Trustees ("Board") adopted a code of ethics that applies to the Registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions ("Code of Ethics"). For the period covered by this Form N-CSR, there were no amendments to the Code of Ethics and there were no waivers from the Code of Ethics granted to the Registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions.

A copy of the Code of Ethics was included as an exhibit to Registrant's Form N-CSR filed on November 6, 2003. The Code of Ethics is also available, without charge, by calling 1-800-877-9700 (toll-free).

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

The Board has determined that the Registrant has two audit committee financial experts serving on its audit committee. The Registrant's audit committee financial experts are John Cannon and Walter G. Ehlers. Mr. Cannon and Mr. Ehlers are both independent trustees as defined by Form N-CSR.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

Ernst & Young, LLP ("E&Y") serves as independent auditor to the Neuberger Berman Fasciano, Focus, Genesis, Guardian, International, Partners, and Real Estate Funds. Tait, Weller & Baker ("Tait Weller") serves as independent auditor to the Neuberger Berman Century, Manhattan, Millennium, Regency, and Socially Responsive Funds. This is the first year for which Tait Weller has served as auditor to these funds.

[NB TO COMPLETE THIS SECTION]

(a) Audit Fees
    ----------

The aggregate fees billed for each of the last two fiscal years for professional services rendered by E&Y for the audit of the annual financial statements or services that are normally provided by E&Y in connection with statutory and regulatory filings or engagements for those fiscal years was $283,500 and $342,400 for 2003 and 2004, respectively.

The aggregate fees billed for the last fiscal year for professional services rendered by Tait Weller for the audit of the annual financial statements or services that are normally provided Tait Weller in connection with statutory and regulatory filings or engagements for that fiscal year was $72,000 for 2004.

(b) Audit-Related Fees
    ------------------

The aggregate fees billed to the Registrant in each of the last two fiscal years for assurance and related services by E&Y that are reasonably related to the performance of the audit of the Registrant's financial statements and are not reported above in AUDIT FEES was $21,000 and $40,000 for 2003 and 2004, respectively. The nature of the services provided were quarterly agreed upon procedures approved by the Board. The Audit Committee pre-approved 100% and 100% of these services provided by E&Y for 2003 and 2004, respectively.

The fees billed to other entities in the investment company complex for assurance and related services by E&Y that are reasonably related to the performance of the audit that the Audit Committee was required to approve because the engagement related directly to the operations and financial reporting of the Registrant were $0 and $0 for 2003 and 2004, respectively.

The aggregate fees billed to the Registrant in the last fiscal year for assurance and related services by Tait Weller that are reasonably related to the performance of the audit of the Registrant's financial statements and are not reported above in AUDIT FEES was $0 for 2004.

The fees billed to other entities in the investment company complex for assurance and related services by Tait Weller that are reasonably related to the performance of the audit that the Audit Committee was required to approve because the engagement related directly to the operations and financial reporting of the Registrant was $0 for 2004.

(c) Tax Fees
    --------

The aggregate fees billed to the Registrant in each of the last two fiscal years for professional services rendered by E&Y for tax compliance, tax advice, and tax planning were $56,000 and $61,000 for 2003 and 2004, respectively. The nature of the services provided were tax compliance, tax planning and tax advice. The Audit Committee pre-approved 100% and 100% of these services provided by E&Y for 2003 and 2004, respectively.

The fees billed to other entities in the investment company complex for tax compliance, tax advice, and tax planning that the Audit Committee was required to approve because the engagement related directly to the operations and financial reporting of the Registrant were $0 and $0 for 2003 and 2004, respectively.

The aggregate fees billed to the Registrant in the last fiscal year for professional services rendered by Tait Weller for tax compliance, tax advice, and tax planning was $12,500 for 2004. The nature of the services provided were tax compliance, tax advice and tax planning. The Audit Committee pre-approved 100% of these services provided by Tait Weller for 2004.

The fees billed to other entities in the investment company complex for tax compliance, tax advice, and tax planning that the Audit Committee was required to approve because the engagement related directly to the operations and financial reporting of the Registrant was $0 for 2004.

(d) All Other Fees
    --------------

The aggregate fees billed to the Registrant in each of the last two fiscal years for products and services provided by E&Y, other than services reported in AUDIT FEES, AUDIT-RELATED FEES, and TAX FEES were $0 and $0 for 2003 and 2004, respectively.

The fees billed to other entities in the investment company complex for products and services provided by E&Y, other than services reported in AUDIT FEES, AUDIT-RELATED FEES, and TAX FEES that the Audit Committee was required to approve because the engagement related directly to the operations and financial reporting of the Registrant were $0 and $0 for 2003 and 2004, respectively.

The aggregate fees billed to the Registrant in the last fiscal year for products and services provided by Tait Weller, other than services reported in AUDIT FEES, AUDIT-RELATED FEES, and TAX FEES was $0 for 2004.

The fees billed to other entities in the investment company complex for products and services provided by Tait Weller, other than services reported in AUDIT FEES, AUDIT-RELATED FEES, and TAX FEES that the Audit Committee was required to approve because the engagement related directly to the operations and financial reporting of the Registrant was $0 for 2004.

(e) Audit Committee's Pre-Approval Policies and Procedures
    ------------------------------------------------------

(1) The Audit Committee's pre-approval policies and procedures for the Registrant to engage an accountant to render audit and non-audit services delegate to the Chair of the Committee the power to pre-approve services between meetings of the Committee.

(g) Non-Audit Fees
    --------------

Non-audit fees billed by E&Y for services rendered to the Registrant for each of the last two fiscal years of the Registrant was $77,000 and $101,000 for 2003 and 2004, respectively.

Non-audit fees billed by E&Y for services rendered to the Registrant's investment adviser and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the Registrant for each of the last two fiscal years of the Registrant was $313,662 and $256,050 for 2003 and 2004, respectively.

Non-audit fees billed by Tait Weller for services rendered to the Registrant for the last fiscal year of the Registrant was $0 for 2004.

Non-audit fees billed by Tait Weller for services rendered to the Registrant's investment adviser and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the Registrant for the last fiscal year of the Registrant was $0 for 2004.

(h) The Audit Committee of the Board of Directors considered whether the provision of non-audit services rendered to the Registrant's investment adviser and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the Registrant that were not pre-approved by the Audit Committee because the engagement did not relate directly to the operations and financial reporting of the Registrant is compatible with maintaining E&Y's and Tait Weller's independence.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable to the Registrant.

ITEM 6. SCHEDULE OF INVESTMENTS.

The complete schedule of investments for each series is disclosed in the Registrant's Annual Report, which is included as Item 1 of this Form N-CSR.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable to the Registrant.

ITEM 8. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable to the Registrant.

ITEM 9. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

There were no changes to the procedures by which shareholders may recommend nominees to the Board.

ITEM 10. CONTROLS AND PROCEDURES.

(a) Based on an evaluation of the disclosure controls and procedures (as defined in rule 30a-3(c) under the Act) as of a date within 90 days of the filing date of this document, the Chief Executive Officer and Treasurer and Principal Financial and Accounting Officer of the Registrant have concluded that such disclosure controls and procedures are effectively designed to ensure that information required to be disclosed by the Registrant is accumulated and communicated to the Registrant's management to allow timely decisions regarding required disclosure.

(b) There were no significant changes in the Registrant's internal controls over financial reporting (as defined in rule 30a-3(d) under the Act) that occurred during the Registrant's last fiscal half-year that have materially affected, or are reasonably likely to materially affect, the Registrant's internal control over financial reporting.

ITEM 11. EXHIBITS

(a)(1) The Code of Ethics is incorporated by reference to Registrant's Form N-CSR, Investment Company Act file number 811-0582 (filed November 6,
          2003).

(a)(2) The certifications required by Rule 30a-2(a) of the Act and Section 302 of the Sarbanes-Oxley Act of 2002 ("Sarbanes-Oxley Act") are attached hereto.

(a)(3)    Not applicable to the Registrant.

(b) The certification required by Rule 30a-2(b) of the Act and Section 906 of the Sarbanes-Oxley Act is attached hereto.

The certification provided pursuant to Section 906 of the Sarbanes-Oxley Act is not deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934 ("Exchange Act"), or otherwise subject to the liability of that section. Such certification will not be deemed to be incorporated by reference into any filing under the Securities Act of 1933 or the Exchange Act, except to the extent that the Registrant specifically incorporates it by reference.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Neuberger Berman Equity Funds


By:  /s/ Peter E. Sundman
     --------------------
     Peter E. Sundman
     Chief Executive Officer

Date: November 4, 2004


Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.



By:  /s/ Peter E. Sundman
     --------------------
     Peter E. Sundman
     Chief Executive Officer

Date: November 4, 2004



By:  /s/ Barbara Muinos
     ------------------
     Barbara Muinos
     Treasurer and Principal Financial
     and Accounting Officer

Date: November 4, 2004